  As filed with the Securities and Exchange Commission on April 19, 2006


                                                      Registration No. 333-48300
                                                                       811-07697


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )

                         Post-Effective Amendment No. 14                   ( X )


                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 16                         ( X )



     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)



                            Richard P. Bowman, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)

                                    Copy to:




        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[x] on May 1, 2006 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                  CORPEXEC VUL

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE


                            PROSPECTUS--MAY 1, 2006


     A FLEXIBLE PREMIUM CORPORATE SPONSORED VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Prospectus describes three Series of the Corporate Executive Series Variable Universal Life insurance policies. CorpExec VUL II is a policy NYLIAC offered for sale prior to October 1, 2003. CorpExec VUL II will continue to be offered to new policyowners where CorpExec VUL III or CorpExec VUL IV is not yet available. CorpExec VUL III is a policy NYLIAC offered for sale to new policyowners prior to September 1, 2004 and began accepting applications and premium payments beginning October 1, 2003, where approved. CorpExec VUL III will continue to be offered to new Insureds of existing corporate sponsored plans ("Plans") or where CorpExec VUL IV is not yet available. CorpExec VUL IV is a policy for which NYLIAC began accepting applications and premium payments beginning September 1, 2004, where approved. Unless otherwise indicated, all information in this prospectus applies to CorpExec VUL II, CorpExec VUL III, and CorpExec VUL IV. In addition, unless otherwise indicated, all information in this prospectus specifically pertaining to CorpExec VUL III also applies to CorpExec VUL IV.

    You can send policy premiums and service requests to Us at the following addresses:

PREMIUM REMITTANCE CENTER:                    SERVICE OFFICE:
  New York Life Insurance and Annuity         New York Life Insurance and Annuity
    Corporation                                 Corporation
  Attention: Executive Benefits               NYLIFE Distributors, LLC
  P.O. Box 930652                             Attention: Executive Benefits
  Kansas City, MO 64193-0652                  11400 Tomahawk Creek Parkway,
  Telephone: (913) 906-4000                   Suite 200
                                              Leawood, KS 66211
                                              Telephone: (913) 906-4000

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     9
Fund Annual Expenses.................    13
Definitions..........................    17
Management and Organization..........    19
     Insurer.........................    19
     Your Policy.....................    19
     About the Separate Account......    20
Our Rights...........................    20
     The Fixed Account...............    21
     Interest Crediting..............    21
     How to Reach Us for Policy
       Services......................    22
     Funds and Eligible Portfolios...    22
     Investment Return...............    30
     Performance Calculations........    30
     Voting..........................    31
Charges Associated with the Policy...    31
  Deductions from Premiums...........    31
     Sales Expense Charges...........    31
     State Tax Charge................    33
     Federal Tax Charge..............    33
  Deductions from Accumulation Value
     and Fixed Account Value.........    33
     Monthly Contract Charge.........    33
     Charge for Cost of Insurance....    34
     Rider Charges...................    34
     Loan Charges....................    35
  Separate Account Charges...........    35
     Mortality and Expense Risk
       Charge........................    35
     Charges for Federal Income
       Taxes.........................    35
  Fund Charges.......................    36
  Transaction Charges................    36
     Partial Withdrawal Charge.......    36
     Transfer Charge.................    36
  How the Policy Works...............    36
Description of the Policy............    39
  The Parties........................    39
     Policyowner.....................    39
     Insured.........................    39
     Beneficiary.....................    39
  The Policy.........................    39
     How the Policy is Available.....    39
     Policy Premiums.................    40
     Cash Value......................    40
     Cash Surrender Value............    40
     Alternative Cash Surrender
       Value.........................    40
     Investment Divisions and the
       Fixed Account.................    40
     Amount in the Separate
       Account.......................    41



                                        PAGE
                                        ----
     Determining the Value of an
       Accumulation Unit.............    41
     Amount in the Fixed Account.....    42
     Transfers Among Investment
       Divisions and the Fixed
       Account.......................    42
     Limits on Transfers.............    43
  Additional Benefits through
     Riders..........................    45
     Supplementary Term Rider........    45
     Level Term Rider................    46
     Term Rider vs. Base Policy
       Coverage......................    47
  Options Available at No Additional
     Charge..........................    48
     Dollar-Cost Averaging...........    48
     Automatic Asset Reallocation....    49
     Tax-Free "Section 1035"
       Insurance Policy Exchanges....    49
     24 Month Exchange Privilege.....    49
Premiums.............................    50
     Risk of Minimally Funded
       Policies......................    50
     Timing and Valuation............    51
     Free Look.......................    51
     Premium Payments................    51
     Premium Payments Returned for
       Insufficient Funds............    52
Policy Payment Information...........    52
     When Life Insurance Coverage
       Begins........................    52
     Changing the Face Amount of Your
       Policy........................    52
     Policy Proceeds.................    53
     Payees..........................    53
     When We Pay Policy Proceeds.....    54
     Payment Options.................    55
     Electing or Changing a Payment
       Option........................    56
     Life Insurance Benefit
       Options.......................    56
     Selection of Life Insurance
       Benefit Table.................    57
     Effect of Investment Performance
       on the Death Benefit..........    58
     Changing Your Life Insurance
       Benefit Option................    58
Additional Policy Provisions.........    59
     Change of Ownership.............    59
     Records and Reports.............    59
     Limits on Our Rights to
       Challenge Your Policy.........    59
     Suicide.........................    60
     Misstatement of Age or Sex......    60
     Assignment......................    60
Partial Withdrawals and Surrenders...    60
  Partial Withdrawals................    60
  Surrenders.........................    62
     Cash Value......................    62

                                        PAGE
                                        ----
     Cash Surrender Value............    62
     Alternative Cash Surrender
       Value.........................    62
     Requesting a Surrender..........    65
     When the Surrender is
       Effective.....................    65
Loans................................    65
     Loan Account....................    65
     Interest on Value in Loan
       Account.......................    66
     Loan Interest...................    66
     Loan Repayment..................    66
     The Effect of a Policy Loan.....    67
Termination and Reinstatement........    67
     Late Period.....................    67
     Reinstatement Option............    68
Federal Income Tax Considerations....    68
     Our Intent......................    68
     Tax Statutes of NYLIAC and the
       Separate Account..............    69
     Charges for Taxes...............    69
     Diversification Standards and
       Control Issues................    69
     Life Insurance Status of the
       Policy........................    70



                                        PAGE
                                        ----
     Modified Endowment Contract
       Status........................    71
     Policy Surrenders and Partial
       Withdrawals...................    72
     Policy Loans and Interest
       Deductions....................    72
     Corporate Owners................    73
     Exchanges or Assignments of
       Policies......................    73
     Reasonableness Requirement for
       Charges.......................    73
     Other Tax Issues................    74
     Qualified Plans.................    74
     Withholding.....................    74
Distribution and Compensation
  Arrangements.......................    74
Legal Proceedings....................    75
Records and Reports..................    76
Financial Statements.................    76
State Variations.....................    77
Appendix A Illustration..............   A-1
Obtaining Additional Information.....    79


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS, OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS, OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life insurance ("CorpExec VUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

     CorpExec VUL provides permanent life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the Accumulation Units held in each Investment Division for that policy;

     -- the investment experience of each Investment Division as measured by its actual net rate of return;

     -- the interest rate credited on amounts held in the Fixed Account; and

     -- the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     CorpExec VUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, the policyowner may make a request to borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less (ii) any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event.

ALLOCATION ALTERNATIVES


     After We deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of 65 Allocation Alternatives. The Allocation Alternatives consist of 64 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.


CHANGE THE AMOUNT OF COVERAGE

     With CorpExec VUL, you are able to increase or decrease the policy's Face Amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase your term insurance rider rather than increasing your Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.


     -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.



     -- Option 2--a benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.



     -- Option 3--a benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.


     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions.


                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.

     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS


     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.


PORTFOLIO RISKS

     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -- increased administrative and Fund brokerage expenses

     -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

CORPEXEC VUL II:
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge                    When premium      Current: 13.75%(1)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 14%(2)
    up to the Target Premium (as a %      up to age 100
    of premium payments)
   Sales Expense Charge                    When premium      Current: 1.25%(3)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 3.00%
    over the Target Premium (as a %       up to Age 100
    of premium payment)
   Premium Taxes (as a % of premium        When premium      All taxes may vary over time
    payment)                            payment is applied   Current: 2% of all premium payments
    State Tax                             up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    Federal Tax                                              Current: 1.25% of all premium payments
                                                             Guaranteed maximum: 1.25%, subject to tax law changes
   Transfer Charge                          At time of       Current: No charge
                                             transfer        Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year.
   Partial Withdrawal Charge                At time of       Current: no charge
                                            withdrawal       Guaranteed Maximum: $25

(1) Current sales expense charges for premium payments paid up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.

(2) Guaranteed maximum sales expense charges for premiums paid up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments paid over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

CORPEXEC VUL III AND CORPEXEC VUL IV:
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge                    When premium      Current: 10.75%(1)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 14%(2)
    up to the Target Premium (as a %      up to age 100
    of premium payments)
   Sales Expense Charge                    When premium      Current: 0
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 3.00%
    over the Target Premium (as a %       up to age 100
    of premium payment)
   State Premium Taxes                     When premium      All taxes may vary over time
    Imposed on Premium Payments paid    payment is applied   Current: 2% of all premium payments
    up to the Target Premium (as a %      up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    of premium payment)
   State Premium Taxes                     When premium      All taxes may vary over time
    Imposed on Premium Payments paid    payment is applied   Current: 1.75% of all premium payments
    over the Target Premium (as a %       up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    of premium payment)
   Federal Premium Taxes (as a % of        When premium      Current: 1.25% of all premium payments
    premium payment)                    payment is applied   Guaranteed maximum: 1.25%, subject to tax law changes
                                          up to age 100
   Transfer Charge                          At time of       Current: No charge
                                             transfer        Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year.
   Partial Withdrawal Charge                At time of       Current: no charge
                                            withdrawal       Guaranteed Maximum: $25

(1) Current sales expense charges for premium payments paid up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premiums paid up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES


                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge(1)             Each Monthly      Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                          Deduction Day      Risk(2)
                                        applied to Age 100
                                                             Guaranteed Minimum: $0.13 per $1,000 of Net Amount at Risk
                                                             Representative Insured (Male, Age 45-Non-Smoker, Guaranteed
                                                             Issue): $0.38 per $1,000 of Net Amount at Risk
   Monthly Contract Charge                 Each Monthly      CorpExec VUL II:
                                          Deduction Day
                                        applied to Age 100   Current: $5.00 ($60.00 annually)
                                                             Guaranteed Maximum: $9.00 ($108.00 annually)
                                                             CorpExec VUL III and IV:
                                                             Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00
                                                             annually)
                                                             Guaranteed Maximum: $9.00 ($108.00 annually)
   Mortality and Expense Risk Charge          Daily          CorpExec VUL II:
    (as a % of the net asset value
    for CorpExec VUL II; and as a %                          Current: 0.25%
    of the separate account value for
    CorpExec VUL III and IV)                                 Guaranteed Maximum: 0.90%
                                             Monthly         CorpExec VUL III and IV:
                                                             Current: 0.25% Policy Year 1, 0.45% Policy Years 2-25,
                                                             0.25% thereafter
                                                             Guaranteed Maximum: 0.90%
   RIDERS
   Supplementary Term Rider(1)            Monthly until      Guaranteed Maximum: $41.71 per $1,000 of term insurance
                                          rider expires      benefit.
                                                             Guaranteed Minimum: $0.07 per $1,000 of term insurance
                                                             benefit.
                                                             Representative Insured (Male, Age 45-Non-Smoker, Guaranteed
                                                             Issue): $0.36 per $1,000 of term insurance benefit.
   Level Term Rider(1)                    Monthly until      Guaranteed Maximum: $41.71 per $1,000 of term insurance
                                          rider expires      benefit.
                                                             Guaranteed Minimum: $0.07 per $1,000 of term insurance face amount.
                                                             Representative Insured (Male, Age 45-Non-Smoker, Guaranteed
                                                             Issue): $0.36 per $1,000 of term insurance face amount.
   Loan Interest                        Monthly while loan   Current and Guaranteed Maximum: 6.00%
                                            balance is
                                           outstanding


(1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2005. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


FUND ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                                                     MINIMUM                    MAXIMUM
                                                                     -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)....             0.10%                      4.64%
   -------------------------------------------------------------------------------------------------------------



 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2005. This information is provided by the Funds and their agents. The information is based on 2005 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

                             FUND ANNUAL EXPENSES


  ------------------------------------------------------------------------------------------------------------------------
                                                                           ESTIMATED        TOTAL FUND
                                                                           UNDERLYING     ANNUAL EXPENSES   EXPENSE WAIVER
                         ADVISORY    ADMINISTRATION   12B-1    OTHER     PORTFOLIO FEES   (BEFORE EXPENSE       AND/OR
          FUND              FEE           FEE         FEES    EXPENSES    AND EXPENSES    REIMBURSEMENTS)   REIMBURSEMENTS
  ------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Real
  Estate -- Series I
  Shares                   0.90%         0.00%        0.00%    0.46%             0.00%         1.36%            0.15%
  Baron Capital
  Asset -- Insurance
  Shares                   1.00%         0.00%        0.25%    0.09%             0.00%         1.34%            0.00%
  Fidelity(R) VIP
  Freedom 2010
  Portfolio -- Initial
  Class                    0.00%         0.00%        0.00%    0.00%             0.61%         0.61%            0.05%
  Fidelity(R) VIP
  Freedom 2020
  Portfolio -- Initial
  Class                    0.00%         0.00%        0.00%    0.00%             0.68%         0.68%            0.06%
  Fidelity(R) VIP
  Freedom 2030
  Portfolio -- Initial
  Class                    0.00%         0.00%        0.00%    0.00%             0.72%         0.72%            0.08%

  ---------------------  -----------------
                          NET TOTAL FUND
                          ANNUAL EXPENSES
                           AFTER EXPENSE
          FUND           REIMBURSEMENTS(1)
  ---------------------  -----------------
  AIM V.I. Real
  Estate -- Series I
  Shares                       1.21%(2)
  Baron Capital
  Asset -- Insurance
  Shares                       1.34%(3)
  Fidelity(R) VIP
  Freedom 2010
  Portfolio -- Initial
  Class                        0.56%
  Fidelity(R) VIP
  Freedom 2020
  Portfolio -- Initial
  Class                        0.62%
  Fidelity(R) VIP
  Freedom 2030
  Portfolio -- Initial
  Class                        0.64%


------------


(1) The Fund or its agents provided the fees and charges which are based on 2005 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(2) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items as stated: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees and (vi) expenses that the Fund incurred but did not actually pay because of an expense offset arrangement) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007. Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.



(3) The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.50% for the first $250 million of the average net assets; 1.35% for the next $250 million of the average net assets and 1.25% for the average net assets over $500 million.



  ------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL FUND
                                                           ADVISORY     ADMINISTRATION    12B-1     OTHER        ANNUAL
                          FUND                               FEES            FEES         FEES     EXPENSES    EXPENSE(A)
  ------------------------------------------------------------------------------------------------------------------------
  MainStay VP Basic Value -- Initial Class                  0.60%(c)        0.20%         0.00%     0.11%            0.91%
  MainStay VP Bond -- Initial Class                         0.25%           0.20%         0.00%     0.06%            0.51%
  MainStay VP Capital Appreciation -- Initial Class         0.36%           0.20%         0.00%     0.05%            0.61%
  MainStay VP Cash Management                               0.25%           0.20%         0.00%     0.06%            0.51%
  MainStay VP Common Stock -- Initial Class                 0.25%           0.20%         0.00%     0.06%            0.51%
  MainStay VP Convertible -- Initial Class                  0.36%           0.20%         0.00%     0.07%            0.63%
  MainStay VP Floating Rate -- Initial Class                0.60%           0.00%         0.00%     0.24%            0.84%
  MainStay VP Government -- Initial Class                   0.30%           0.20%         0.00%     0.07%            0.57%
  MainStay VP High Yield Corporate Bond -- Initial
  Class                                                     0.30%           0.20%         0.00%     0.06%            0.56%
  MainStay VP Income & Growth -- Initial Class              0.50%           0.20%         0.00%     0.14%            0.84%
  MainStay VP International Equity -- Initial Class         0.60%           0.20%         0.00%     0.12%            0.92%
  MainStay VP Large Cap Growth -- Initial Class(b)          0.50%           0.20%         0.00%     0.10%            0.80%
  MainStay VP Mid Cap Core -- Initial Class                 0.85%(e)        0.00%         0.00%     0.09%            0.94%

  ------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL FUND
                                                           ADVISORY     ADMINISTRATION    12B-1     OTHER        ANNUAL
                          FUND                               FEES            FEES         FEES     EXPENSES    EXPENSE(A)
  ------------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap Growth -- Initial Class               0.75%(e)        0.00%         0.00%     0.07%            0.82%
  MainStay VP Mid Cap Value -- Initial Class                0.70%(e)        0.00%         0.00%     0.06%            0.76%
  MainStay VP S&P 500(R) Index -- Initial Class             0.09%(d)        0.20%         0.00%     0.05%            0.34%
  MainStay VP Small Cap Growth -- Initial Class             0.90%(e)        0.00%         0.00%     0.09%            0.99%
  MainStay VP Value -- Initial Class                        0.36%           0.20%         0.00%     0.05%            0.61%
  AIM V.I. International Growth Fund -- Series I Shares     0.73%(f)        0.00%         0.00%     0.38%            1.11%
  Alger American Leveraged All Cap -- Class O Shares        0.85%           0.00%         0.00%     0.06%(g)         0.91%
  Alger American Small Capitalization -- Class O Shares     0.85%           0.00%         0.00%     0.06%(g)         0.91%
  American Century VP Value -- Class II                     0.83%(h)        0.00%         0.25%     0.00%            1.08%
  Calvert Social Balanced Portfolio                        0.425%          0.275%         0.00%     0.22%            0.92%(i)
  Davis Value Portfolio                                     0.75%(j)        0.00%         0.00%     0.06%            0.81%
  Dreyfus IP Technology Growth -- Initial Class             0.75%           0.00%         0.00%     0.06%            0.81%
  Dreyfus VIF Emerging Leaders -- Initial Shares            0.90%           0.00%         0.00%     0.13%            1.03%
  DWS Small Cap Index VIP -- Class A Shares (formerly
  Scudder VIT Small Cap Index Fund)                         0.35%           0.00%         0.00%     0.16%            0.51%(k)
  Fidelity(R) VIP Contrafund(R) -- Initial Class            0.57%(j)        0.00%         0.00%     0.09%            0.66%(l)
  Fidelity(R) VIP Equity-Income -- Initial Class            0.47%(j)        0.00%         0.00%     0.09%            0.56%(l)
  Fidelity(R) VIP Growth -- Initial Class                   0.57%(j)        0.00%         0.00%     0.10%            0.67%(l)
  Fidelity(R) VIP Index 500 -- Initial Class                0.10%(j)        0.00%         0.00%     0.00%            0.10%(m)
  Fidelity(R) VIP Investment Grade Bond -- Initial
  Class                                                     0.36%           0.00%         0.00%     0.13%            0.49%
  Fidelity(R) VIP Mid Cap -- Initial Class                  0.57%(j)        0.00%         0.00%     0.12%            0.69%(l)
  Fidelity(R) VIP Overseas -- Initial Class                 0.72%(j)        0.00%         0.00%     0.17%            0.89%(l)
  Fidelity(R) VIP Value Strategies -- Service Class II      0.57%(j)        0.00%         0.25%     0.15%            0.97%(l)
  Janus Aspen Series Balanced -- Institutional Shares       0.55%(n)        0.00%         0.00%     0.02%            0.57%(o)
  Janus Aspen Series Forty -- Institutional Shares          0.64%(n)        0.00%         0.00%     0.03%            0.67%(o)
  Janus Aspen Series Mid Cap Growth -- Institutional
  Shares                                                    0.64%(n)        0.00%         0.00%     0.03%            0.67%(o)
  Janus Aspen Series Worldwide Growth -- Institutional
  Shares                                                    0.60%(n)(p)     0.00%         0.00%     0.01%            0.61%(o)
  Lazard Retirement International Equity Portfolio          0.75%           0.00%         0.25%     0.21%            1.21%(q)
  Lord Abbett Mid-Cap Value Portfolio                       0.74%(r)        0.00%         0.00%     0.38%            1.12%
  MFS(R) New Discovery Series -- Initial Class              0.90%(j)        0.00%         0.00%     0.16%            1.06%(s)
  MFS(R) Utilities Series -- Initial Class                  0.75%(j)        0.00%         0.00%     0.15%            0.90%(s)
  Morgan Stanley UIF Emerging Markets Debt -- Class I       0.75%           0.25%         0.00%     0.09%            1.09%(t)
  Morgan Stanley UIF Emerging Markets Equity -- Class I     1.25%           0.25%         0.00%     0.16%            1.66%(u)
  Morgan Stanley UIF U.S. Real Estate -- Class I            0.75%           0.25%         0.00%     0.03%            1.03%(t)
  PIMCO Long-Term U.S. Government Bond Portfolio --
  Administrative Class Shares                              0.225%           0.00%         0.15%     0.25%(v)        0.625%

  ------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL FUND
                                                           ADVISORY     ADMINISTRATION    12B-1     OTHER        ANNUAL
                          FUND                               FEES            FEES         FEES     EXPENSES    EXPENSE(A)
  ------------------------------------------------------------------------------------------------------------------------
  PIMCO Low Duration Administrative Class Shares            0.25%           0.00%         0.15%     0.25%(v)         0.65%
  PIMCO Total Return Administrative Class Shares            0.25%           0.00%         0.15%     0.25%(v)         0.65%
  PIMCO Real Return Administrative Class Shares             0.25%           0.00%         0.15%     0.26%(w)         0.66%(x)
  Royce Micro-Cap Portfolio                                 1.25%           0.00%         0.00%     0.07%            1.32%
  Royce Small-Cap Portfolio                                 1.00%           0.00%         0.00%     0.09%            1.09%
  T. Rowe Price Blue Chip Growth Portfolio                  0.85%(y)        0.00%         0.00%     0.00%            0.85%(z)
  T. Rowe Price Equity Income Portfolio                     0.85%(y)        0.00%         0.00%     0.00%            0.85%(z)
  T. Rowe Price Index 500 Portfolio                         0.40%(y)        0.00%         0.00%     0.00%            0.40%(z)
  T. Rowe Price International Stock Portfolio               1.05%(y)        0.00%         0.00%     0.00%            1.05%(z)
  T. Rowe Price Limited-Term Bond Portfolio                 0.70%(y)        0.00%         0.00%     0.00%            0.70%(z)
  T. Rowe Price New America Growth Portfolio                0.85%(y)        0.00%         0.00%     0.00%            0.85%(z)
  T. Rowe Price Personal Strategy Balanced Portfolio        0.90%(y)        0.00%         0.00%     0.00%            0.90%(aa)
  Van Eck Worldwide Absolute Return                         2.50%           0.00%         0.00%     2.14%            4.64%(bb)



(a) The Fund or its agents provided the fees and charges, which are based on 2005 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.



(b) MainStay VP Large Cap Growth was formerly known as "MainStay VP Growth."



(c) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its management fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2005, the management fee would have been 0.55% and Total Portfolio Operating Expenses would have been 0.86% for Initial Class Shares and 1.11% for Service Class Shares. This waiver may be discontinued at any time without notice.



(d) The Advisory Fee for the Portfolio is an annual percentage of the Fund's daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.



(e) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administration Fees for this Investment Division.



(f) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items as stated:
     (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees and (vi) expenses that the Fund incurred but did not actually pay because of an expense offset arrangement) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007.



(g) Includes Administration Fees.



(h) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.



(i) The Fund or its agents provided the fees and charges which are based on 2005 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(j)  The fees designated as "Advisory Fees" reflect "Management Fees".



(k) Through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.450% and 0.700%, for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses. In addition, from June 1, 2006, through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at ratios no higher than 0.483% and 0.733%, for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses. Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(l) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity(R) VIP Contrafund(R), 0.55% for Fidelity(R) VIP Equity-Income, 0.63% for Fidelity(R) VIP Growth, 0.64% for Fidelity(R) VIP Mid Cap, 0.82% for Fidelity(R) VIP Overseas and 0.91% for Fidelity(R) VIP Value
     Strategies -- Service Class II. These offsets may be discontinued at any time.



(m) The annual class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.



(n) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital.



(o) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.



(p) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.



(q) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%of the Portfolio's average daily net assets.



(r) The fees designated as "Advisory Fees" reflect "Management Fees". Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .75% to the following annual rates: 0.75% of the first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of average daily net assets over $2 billion.



(s) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.



(t) The Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment-related expenses such as foreign currency tax expense and interest on borrowing, of 1.30% for Emerging Markets Debt -- Class I shares and 1.10% for U.S. Real Estate -- Class I shares. The adviser may terminate this voluntary waiver at any time at its sole discretion.



(u) The Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment related expenses such as foreign country tax expenses and interest on borrowing, of 1.65% for Class I shares. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, the advisory fees, administration fees, other expenses and total expenses, would have been 1.24%, 0.25%, 0.16% and 1.65% respectively.



(v) "Other Expenses" reflect an administrative fee of 0.25% for PIMCO Long-Term U.S. Government Bond, PIMCO Low Duration and PIMCO Total Return.



(w) "Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.



(x) Ratio of net expenses to average net assets excluding interest expense is 0.65%.



(y) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."



(z) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.



(aa) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily. Actual expenses paid were 0.88% due to a credit received from the Portfolio's investment in the T. Rowe Price Institutional High Yield Fund, Inc.



(bb) Net effect of expenses reimbursement by the adviser to average net assets for the period ended 12/31/05 was 2.14%.

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.


ALLOCATION ALTERNATIVES: The 64 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.



ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 PM Eastern Time on the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE:  The Cash Value.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An Internal Revenue Service ("IRS") test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): Guideline Premium Test. An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date We issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY (CORPEXEC VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MONTHLY DEDUCTION DAY (CORPEXEC VUL III/IV): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Surrender Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives We have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

NET PREMIUM: Premium you pay less the sales expense, state tax, and federal tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET PREMIUM: An amount used to determine the sales expense charge that is based on the Face Amount.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation
                          MANAGEMENT AND ORGANIZATION

                                    INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                               51 Madison Avenue
                               New York, NY 10010

YOUR POLICY


     CorpExec VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996.



     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.



     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.


STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorse-ments attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section for a summary of state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT


     NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.


     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC. The obligations under the policies are obligations of NYLIAC.


     The Separate Account currently consists of 64 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains, or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS


     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of our policyowners.


     Specifically We reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT


     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.


INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

     CorpExec VUL IV Only: We also offer an enhanced current Fixed Account interest crediting rate for Plans where the aggregate premium allocated to the Fixed Account for policies owned under such a Plan is $5,000,000 or more on the Plan issue date. Policies will also qualify for this enhancement if, on the Plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

     Policies of Plans may qualify for the enhanced current Fixed Account interest crediting rate in two ways:

     (1) For new Plans, the qualification is based on $5,000,000 of aggregate premium allocated to the Fixed Account as of the Plan issue date for policies owned by the Plan. The policies under such Plans would receive the enhanced current Fixed Account interest crediting rate if the aggregate value in the Fixed Account for all policies under the Plan falls below $5,000,000, as long as no transfers, loans, partial withdrawals, or surrenders were taken from the Fixed Account of any policy in the Plan.

     (2) For inforce Plans, policies would qualify for the enhanced current Fixed Account interest crediting rate in Years 2-15 if the aggregate Cash Value in the Fixed Account for all policies in the Plan is at least $4,500,000 as of the Plan anniversary date.

     The qualification date for each policy under the Plan for the enhanced current Fixed Account interest crediting rate is the Plan anniversary date. Some policy anniversary dates may differ from the Plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the Plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

     Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

  Policy Years  2-5        0.35%
  Policy Years  6-8        0.65%
  Policy Years  9-10       0.60%
  Policy Year   11         0.40%
  Policy Years  12-13      0.20%
  Policy Years  14-15      0.10%

HOW TO REACH US FOR POLICY SERVICES

     You can reach Us at our Service Office:

     New York Life Insurance and Annuity Corporation
     NYLIFE Distributors, LLC
     Attention: Executive Benefits
     11400 Tomahawk Creek Parkway, Suite 200
     Leawood, KS 66211

     Telephone: (913) 906-4000, ext. 5623


FUNDS AND ELIGIBLE PORTFOLIOS


     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read their prospectuses, which are found at the end of the policy's prospectus. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.


     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:      New York Life Investment
                                     Management LLC ("NYLIM")

  --MainStay VP Basic Value--                 NYLIM                - Capital appreciation.
    Initial Class                    Subadviser: The Dreyfus
                                            Corporation

  --MainStay VP Bond--Initial                 NYLIM                - Seeks highest income over the
    Class                                                          long term consistent with
                                                                     preservation of principal.
  --MainStay VP Capital          Subadviser: MacKay Shields, LLC   - Seeks long-term growth of
    Appreciation--Initial Class             ("MacKay")             capital. Dividend income, if any,
                                                                     is an incidental consideration.
  --MainStay VP Cash Management               MacKay               - Seeks as high a level of
                                                                   current income as is considered
                                                                     consistent with the
                                                                     preservation of capital and
                                                                     liquidity.

  --MainStay VP Common                        NYLIM                - Seeks long-term growth of
    Stock--Initial Class                                           capital, with income as a
                                                                     secondary consideration.
  --MainStay VP Convertible--                 NYLIM                - Seeks capital appreciation
    Initial Class                                                  together with current income.

  --MainStay VP Floating                      NYLIM                - Seeks to provide high current
    Rate--Initial Class                                              income.
  --MainStay VP Government--            Subadviser: MacKay         - Seeks a high level of current
    Initial Class                                                    income, consistent with safety
                                                                     of principal.
  --MainStay VP High Yield              Subadviser: MacKay         - Maximize current income through
    Corporate Bond--Initial                                          investment in a diversified
    Class                                                            portfolio of high yield, high
                                                                     risk debt securities. Capital
                                                                     appreciation is a secondary
                                                                     objective.
  --MainStay VP Income &           Subadviser: American Century    - Seeks dividend growth, current
    Growth--Initial Class           Investment Management, Inc.      income and capital
                                                                     appreciation.
  --MainStay VP International           Subadviser: MacKay         - Seeks long-term growth of
    Equity--Initial Class                                          capital commensurate with an
                                                                     acceptable level of risk by
                                                                     investing in a portfolio
                                                                     consisting primarily of non-
                                                                     U.S. equity securities. Current
                                                                     income is a secondary
                                                                     objective.
  --MainStay VP Large Cap          Subadviser: Winslow Capital     - Seeks long term growth of
    Growth--Initial Class                Management, Inc.            capital.
    (formerly MainStay VP
    Growth--Initial Class)
  --MainStay VP Mid Cap                       NYLIM                - Seeks long-term growth of
    Core--Initial Class                                            capital by investing primarily in
                                                                     common stocks of U.S. companies
                                                                     with market capitalizations
                                                                     similar to those in the Russell
                                                                     MidCap Index.
  --MainStay VP Mid Cap                 Subadviser: MacKay         - Seeks long-term growth of
    Growth--Initial Class                                          capital by investing primarily in
                                                                     common stocks of U.S. companies
                                                                     with market capitalizations
                                                                     similar to those in the Russell
                                                                     MidCap Growth Index.


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.
 (continued):
  --MainStay VP Mid Cap                 Subadviser: MacKay         - Realize maximum long-term total
    Value--Initial Class                                             return from a combination of
                                                                     capital appreciation and
                                                                     income.
  --MainStay VP Small Cap               Subadviser: MacKay         - Seeks long-term capital
    Growth--Initial Class                                          appreciation by investing
                                                                     primarily in equities of
                                                                     companies with market
                                                                     capitalizations similar to
                                                                     those in the Russell 2000
                                                                     Index.
  --MainStay VP S&P 500(R)                    NYLIM                - Seeks to provide investment
    Index--Initial Class                                           results that correspond to the
                                                                     total return performance
                                                                     (reflecting reinvestment of
                                                                     dividends) of common stocks in
                                                                     the aggregate, as represented
                                                                     by the S&P 500(R) Index.
  --MainStay VP Value--Initial          Subadviser: MacKay         - Realize maximum long-term total
    Class                                                            return from a combination of
                                                                     capital growth and income.
----------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds
  --AIM V.I. International              AIM Advisors, Inc.         - Long-term growth of capital.
    Growth Fund--Series I Shares
  --AIM V.I. Real Estate Fund--         AIM Advisors, Inc.         - Seeks to achieve high total
    Series I Shares                                                return by investing, normally, at
                                                                     least 80% of its assets in
                                                                     securities of real estate and
                                                                     real estate-related companies.
----------------------------------------------------------------------------------------------------
 The Alger American Fund
  --Alger American Leveraged       Fred Alger Management, Inc.     - Seeks long-term capital
    AllCap--Class O Shares                                         appreciation by focusing on
                                                                     companies of any size that
                                                                     demonstrate promising growth
                                                                     potential.
  --Alger American Small           Fred Alger Management, Inc.     - Seeks long-term capital
    Capitalization--Class O                                        appreciation by focusing on
    Shares                                                           small, fast-growing companies
                                                                     that offer innovative products,
                                                                     services, or technologies to a
                                                                     rapidly expanding marketplace.
----------------------------------------------------------------------------------------------------
 American Century(R) Variable
 Portfolios, Inc.
  --American Century VP                  American Century          - Long-term capital growth with
    Value--Class II                Investment Management, Inc.       income as a secondary objective
                                                                     by investing in stocks of
                                                                     companies believed to be
                                                                     undervalued at the time of
                                                                     purchase.
----------------------------------------------------------------------------------------------------
 Baron Capital Funds Trust
  --Baron Capital Asset--                  BAMCO, Inc.             - Seeks capital appreciation
    Insurance Shares                                               through investments in securities
                                                                     of small and medium sized
                                                                     companies with undervalued
                                                                     assets or favorable growth
                                                                     prospects.


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.
  --Calvert Social Balanced          Calvert Asset Management      - CVS Social Balanced seeks to
    Portfolio                              Company, Inc.             achieve a competitive total
                                     Subadvisers: SsgA Funds         return through an actively
                                     Management, Inc., and New       managed Portfolio of stocks,
                                             Amsterdam               bonds and money market
                                          Partners, LLC              instruments which offer income
                                                                     and capital growth opportunity
                                                                     and which satisfy the
                                                                     investment and social criteria.
----------------------------------------------------------------------------------------------------
 Davis Variable Account Fund,
 Inc.
  --Davis Value Portfolio         Davis Selected Advisers, L.P.    - Seeks long-term growth of
                                                                     capital.
----------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
  --Dreyfus IP Technology            The Dreyfus Corporation       - The Portfolio seeks capital
    Growth--Initial Shares                                           appreciation. To pursue this
                                                                     goal, the Portfolio normally
                                                                     invests at least 80% of its
                                                                     assets in the stocks of growth
                                                                     companies of any size that
                                                                     Dreyfus believes to be leading
                                                                     producers or beneficiaries of
                                                                     technological innovation.
----------------------------------------------------------------------------------------------------
 Dreyfus Variable Investment
 Fund
  --Dreyfus VIF Developing           The Dreyfus Corporation       - The Portfolio seeks capital
    Leaders--Initial Shares                                        growth. To pursue this goal, the
    (formerly Dreyfus VIF Small                                      Portfolio normally invests at
    Cap)                                                             least 80% of its assets in the
                                                                     stocks of companies Dreyfus
                                                                     believes to be developing
                                                                     leaders: companies
                                                                     characterized by new or
                                                                     innovative products, services
                                                                     or processes having the
                                                                     potential to enhance earnings
                                                                     or revenue growth.
  --Dreyfus VIF Emerging             The Dreyfus Corporation       - The Portfolio seeks capital
    Leaders--Initial Shares(a)                                     growth. To pursue this goal, the
                                                                     Portfolio normally invests at
                                                                     least 80% of its assets in the
                                                                     stocks of companies Dreyfus
                                                                     believes to be emerging
                                                                     leaders: companies
                                                                     characterized by new or
                                                                     innovative products, services
                                                                     or processes having the
                                                                     potential to enhance earnings
                                                                     or revenue growth.
----------------------------------------------------------------------------------------------------
 DWS Investments VIT Funds
  --DWS Small Cap Index VIP--    Deutsche Asset Management, Inc.   - The Fund seeks to replicate, as
    Class A Shares (formerly        Subadviser: Northern Trust       closely as possible before the
    Scudder VIT Small Cap Index          Investment, N.H.            deduction of expenses, the
    Fund)                                                            performance of the Russell 2000
                                                                     Index, which emphasizes stocks
                                                                     of small U.S. companies.
----------------------------------------------------------------------------------------------------



(a) This portfolio will not be available for new or additional purchases on or after May 1, 2006.

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance      Fidelity Management & Research
 Products Fund                           Company ("FMRC")
  --Fidelity(R) VIP              Subadviser: Fidelity Management   - Seeks long-term capital
    Contrafund(R)--Initial Class      & Research (U.K.) Inc.,        appreciation.
                                  Fidelity Management & Research
                                     (Far East) Inc., Fidelity
                                   Investments Japan Limited and
                                               FMRC
  --Fidelity(R) VIP Equity-                    FMRC                - Seeks reasonable income. The
    Income--Initial Class                                          fund will also consider the
                                                                     potential for capital
                                                                     appreciation. The Fund's goal
                                                                     is to achieve a yield which
                                                                     exceeds the composite yield on
                                                                     the securities comprising the
                                                                     Standard & Poor's(SM) Index S&P
                                                                     500(R).
  --Fidelity(R) VIP Growth--                   FMRC                - Seeks to achieve capital
    Initial Class                                                    appreciation.
  --Fidelity(R) VIP Index 500--     Subadviser: Geode Capital      - Seeks investment results that
    Initial Class                           Management               correspond to the total return
                                                                     of common stocks publicly
                                                                     traded in the United States, as
                                                                     represented by the S&P 500(R).
  --Fidelity(R) VIP Investment   Subadviser: Fidelity Investments  - Seeks as a high level of
    Grade Bond--Initial Class         Money Management, Inc.       current income as is consistent
                                                                     with the preservation of
                                                                     capital.
  --Fidelity(R) VIP Mid-Cap--    Subadvisers: Fidelity Management  - Seeks long-term growth of
    Initial Class                 & Research (U.K.) Inc. Fidelity    capital.
                                    Management & Research (Far
                                       East) Inc., Fidelity
                                   Investments Japan Limited and
                                               FMRC
  --Fidelity(R) VIP Overseas--   Subadvisers: Fidelity Management  - Seeks long-term growth of
    Initial Class                 & Research (U.K.) Inc. Fidelity    capital.
                                    Management & Research (Far
                                       East) Inc., Fidelity
                                     International Investment
                                        Advisers, Fidelity
                                     International Investment
                                      Advisers (UK), Fidelity
                                  Investments Japan Limited, and
                                               FMRC
  --Fidelity(R) VIP Value                      FMRC                - Seeks capital appreciation.
    Strategies--Service Class 2
----------------------------------------------------------------------------------------------------
 Fidelity(R) Variable Insurance      Strategic Advisers, Inc.
 Products Freedom Funds
  --Fidelity(R) VIP Freedom 2010  Subadviser: FMR Corp. ("FMR")    - Seeks a high total return with
    Portfolio--Initial Class                                       a secondary objective of
                                                                     principal preservation as the
                                                                     fund approaches its target date
                                                                     and beyond.


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Fidelity(R) Insurance Products
 Freedom Funds (continued):
  --Fidelity(R) VIP Freedom 2020     Strategic Advisers, Inc.      - Seeks a high total return with
    Portfolio--Initial Class             Subadviser: FMR           a secondary objective of
                                                                     principal preservation as the
                                                                     fund approaches its target date
                                                                     and beyond.
  --Fidelity(R) VIP Freedom 2030     Strategic Advisers, Inc.      - Seeks a high total return with
    Portfolio--Initial Class             Subadviser: FMR           a secondary objective of
                                                                     principal preservation as the
                                                                     fund approaches its target date
                                                                     and beyond.
----------------------------------------------------------------------------------------------------
 Janus Aspen Series
  --Janus Aspen Series                    Janus Capital            - Long-term capital growth
    Balanced--Institutional              Management, LLC           consistent with preservation of
    Shares                                                           capital and balanced by current
                                                                     income.
  --Janus Aspen Series Forty--            Janus Capital            - Long-term growth of capital.
    Institutional Shares                 Management, LLC
    (formerly Janus Aspen Series
    Capital Appreciation)
  --Janus Aspen Series Mid Cap            Janus Capital            - Long-term growth of capital.
    Growth--Institutional Shares         Management, LLC
  --Janus Aspen Series Worldwide          Janus Capital            - Long-term growth of capital in
    Growth--Institutional Shares         Management, LLC           a manner consistent with the
                                                                     preservation of capital.
----------------------------------------------------------------------------------------------------
 Lazard Retirement Series Inc.
  --Lazard Retirement                      Lazard Asset            - Long-term capital appreciation.
    International Equity                  Management LLC
    Portfolio
----------------------------------------------------------------------------------------------------
 Lord Abbett Series Fund, Inc.
  --Lord Abbett Mid-Cap Value        Lord, Abbett & Co., LLC       - Capital appreciation through
    Portfolio                                                        investments primarily in equity
                                                                     securities, which are believed
                                                                     to be undervalued in the
                                                                     marketplace.
----------------------------------------------------------------------------------------------------
 MFS(R) Variable Insurance Trust
 (SM)
  --MFS(R) New Discovery         Massachusetts Financial Services  - Seeks capital appreciation.
    Series--Initial Class                     Company
  --MFS(R) Utilities Series--    Massachusetts Financial Services  - Seeks capital growth and
    Initial Class                             Company              current income (income above that
                                                                     available from a portfolio
                                                                     invested entirely in equity
                                                                     securities).


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.
  --Morgan Stanley UIF Emerging     Morgan Stanley Investment      - High total return by investing
    Markets Debt--Class I                Management, Inc.            primarily in fixed income
                                                                     securities of government and
                                                                     government-related issuers and,
                                                                     to a lesser extent, of
                                                                     corporate issuers in emerging
                                                                     market countries.
  --Morgan Stanley UIF Emerging     Morgan Stanley Investment      - Long-term capital appreciation
    Markets Equity--Class I              Management, Inc.          by investing primarily in growth-
                                                                     oriented equity securities of
                                                                     companies in emerging market
                                                                     countries.
  --Morgan Stanley UIF U.S. Real    Morgan Stanley Investment      - Above average current income
    Estate--Class I                      Management, Inc.          and long-term capital
                                                                     appreciation by investing
                                                                     primarily in equity securities
                                                                     of companies in the U.S. real
                                                                     estate industry, including real
                                                                     estate investment trusts.
----------------------------------------------------------------------------------------------------
 PIMCO Variable Insurance Trust
  --PIMCO Long-Term U.S.                Pacific Investment         - Seeks maximum total return,
    Government Bond              Management Company LLC ("PIMCO")    consistent with preservation of
    Portfolio--Administrative                                        capital and prudent investment
    Class Shares                                                     management.
  --PIMCO Low Duration--                      PIMCO                - Seeks maximum total return,
    Administrative Class Shares                                      consistent with preservation of
                                                                     capital and prudent investment
                                                                     management.
  --PIMCO Real Return--                       PIMCO                - Seeks maximum real return,
    Administrative Class Shares                                      consistent with preservation of
                                                                     real capital and prudent
                                                                     investment management.
  --PIMCO Total Return--                      PIMCO                - Seeks maximum total return,
    Administrative Class Shares                                      consistent with preservation of
                                                                     capital and prudent investment
                                                                     management.
----------------------------------------------------------------------------------------------------
 Royce Capital Fund
  --Royce Micro-Cap Portfolio        Royce & Associates, LLC       - Long term growth of capital.
  --Royce Small-Cap Portfolio        Royce & Associates, LLC       - Seeks long term growth of
                                                                   capital by investing primarily in
                                                                     equity securities issued by
                                                                     small companies.
----------------------------------------------------------------------------------------------------
 T. Rowe Price Equity
 Series, Inc.
  --T. Rowe Price Blue Chip       T. Rowe Price Associates, Inc.   - Seeks to provide long-term
    Growth Portfolio                     ("T. Rowe Price")         capital growth. Income is a
                                                                     secondary objective.
  --T. Rowe Price Equity Income           T. Rowe Price            - Seeks to provide substantial
    Portfolio                                                        dividend income and also
                                                                     long-term capital appreciation
                                                                     through investments in common
                                                                     stocks of established
                                                                     companies.
  --T. Rowe Price Index 500               T. Rowe Price            - Seeks to match the performance
    Portfolio                                                      of the Standard & Poor's 500
                                                                     Index.


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 T. Rowe Price Equity
 Series, Inc. (continued):
  --T. Rowe Price New America             T. Rowe Price            - Seeking to provide long-term
    Growth Portfolio                                               capital appreciation through
                                                                     investments in companies
                                                                     believed by T. Rowe Price to be
                                                                     in the fast-growing sectors in
                                                                     the U.S.
  --T. Rowe Price Personal                T. Rowe Price            - Seeking capital growth and
    Strategy Balanced Portfolio                                    current income from stocks and
                                                                     bonds.
 T. Rowe Price International
 Series, Inc.
  --T. Rowe Price International    T. Rowe Price International,    - Seeks long-term growth of
    Stock Portfolio                            Inc.                capital through investments
                                                                     primarily in the common stocks
                                                                     of established, non-U.S.
                                                                     companies.
 T. Rowe Price Fixed Income
 Series, Inc.
  --T. Rowe Price Limited-Term            T. Rowe Price            - High level of income consistent
    Bond Portfolio                                                 with moderate fluctuations in
                                                                     principal value.
----------------------------------------------------------------------------------------------------
 Van Eck Worldwide
 Insurance Trust:
  --Van Eck Worldwide Absolute    Van Eck Associates Corporation   - Absolute (positive) returns in
    Return Fund                                                      various market cycles by
                                                                     utilizing a diversified
                                                                     "manager of managers"
                                                                     investment approach, whereby
                                                                     the Fund selects multiple
                                                                     investment subadvisers with
                                                                     experience in managing absolute
                                                                     return strategies.
----------------------------------------------------------------------------------------------------



     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazine provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.

     The Investment Divisions offered through the CorpExec VUL policy and described in this prospectus are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policy, and similar portfolio securities.


INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the Investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     For CorpExec VUL III and IV: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in our own right, We may decide to do so.

     While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the CorpExec VUL. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

  CorpExec VUL II:

     Current Sales Expense Charge--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, We currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, We currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.
(4) Beginning in the eleventh Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

  CorpExec VUL III and IV:

     Current Sales Expense Charge--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.
(2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

     Guaranteed Sales Expense Charge--We may change the sales expense charge at any time. During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3% from any additional premiums in that Policy Year. Beginning in the second Policy Year, We guarantee that any sales expense charge We deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     We reserve the right to increase this charge in the future, but it will never exceed the maximums as stated above. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

STATE TAX CHARGE

  CorpExec VUL II:


     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.5%. We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state tax charge. The 2% of premium We deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of taxes assessed by the states. We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.


  CorpExec VUL III and IV:

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We currently deduct 2% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium, as a state tax charge. The amount We deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of taxes assessed by the states. We may increase this charge to reflect changes in applicable law. In Oregon, this change is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

           DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

  CorpExec VUL II:

     The monthly charge, currently equal to $5.00 ($60.00 annually), compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

  CorpExec VUL III and IV:

     The monthly charge, currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually), compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                a times (b - c)

     Where: a = the applicable cost of insurance rate b = the number of thousands of death benefit as of the Monthly
                   Deduction Day divided by 1.0032737
               CorpExec VUL II:
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).
               CorpExec VUL III and IV:
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES


     We charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.


     When you take a loan against your policy, the loaned amount that We hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The rate We credit on loaned amounts will never be less than 2.00% less than the rate We charge for policy loans. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:


     Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the net asset value of each Investment Division's assets.


CorpExec VUL III and IV:


     Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 to 25, or $4.50 per $1,000; and 0.25% in
Policy Years 26 and following, or $2.50 per $1,000, of the separate account value of each Investment Division's assets.


     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division's assets.

     The mortality risk We assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering policies may be more than what We estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future, to reflect possible changes in the law.

                                  FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS

CorpExec VUL II:

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.87% for all years:



Premium Paid.....................................................  $7,500.00
less:    Below Target Premium Sales Expense Charge...............   1,031.25
         Above Target Premium Sales Expense Charge...............       0.00
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,225.00
less:    Monthly contract charge
         (5.00 per month)........................................      60.00
less:    Charges for cost of insurance
         (varies monthly)........................................     409.74
plus:    Net investment performance
         (varies daily)..........................................     290.85
                                                                   ---------
equals:  Cash Value..............................................  $6,046.11
plus:    Deferred Premium Load Account...........................   1,275.00
                                                                   ---------
equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,321.11


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 5.13% for all years:



Premium Paid.....................................................  $7,500.00
less:    Below Target Premium Sales Expense Charge...............     806.25
         Above Target Premium Sales Expense Charge...............       0.00
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,450.00
less:    Mortality and Expense Risk charge
         (varies monthly)........................................      16.26
less:    Monthly contract charge
         (5.00 per month in Policy Years 2 and following)........       0.00
less:    Charges for cost of insurance
         (varies monthly)........................................     192.48
plus:    Net investment performance
         (varies daily)..........................................     325.14
                                                                   ---------
equals:  Cash Value..............................................  $6,566.40
plus:    Deferred Premium Load Account...........................   1,050.00
                                                                   ---------
equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,616.40


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL IV:

     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 5.13% for all years:



Premium Paid.....................................................  $7,500.00
less:    Below Target Premium Sales Expense Charge...............     806.25
         Above Target Premium Sales Expense Charge...............        0.0
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,450.00
less:    Mortality and Expense Risk charge
         (varies monthly)........................................      16.26
less:    Monthly contract charge
         (5.00 per month in Policy Years 2 and following)........       0.00
less:    Charges for cost of insurance
         (varies monthly)........................................     192.46
plus:    Net investment performance
         (varies daily)..........................................     325.14
                                                                   ---------
equals:  Cash Value..............................................  $6,566.42
plus:    Deferred Premium Load Account...........................   1,155.00
                                                                   ---------
equals:  Alternative Cash Surrender Value
         (as of end of First Policy Year)........................  $7,721.42


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

     We currently charge an effective annual loan interest rate of 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount. The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than 2% less than the rate We charge for policy loans and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day.

     For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums.

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy


INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Insured.



BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.


                                   THE POLICY


     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation option, including 64 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.


     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE


     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:


     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges We deduct.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE


     The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.


INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after We deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 65 Allocation Alternatives.


AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

CorpExec VUL II:

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                   (a/b) - c

        Where: a = the sum of:

                      (1) the net asset value of a Portfolio share held in the
                          Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                      (2) the per share amount of any dividends paid or capital
                          gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

                 c = the Mortality and Expense Risk charge. This charge is
                     deducted on a daily basis. It is currently equal to an annual rate of .25% of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III and IV:

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of a Portfolio share held in the
                          Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                      (2) the per share amount of any dividends paid or capital
                          gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

           (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     -- Maximum Transfer.--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. During (i) the retirement year (i.e., the Policy Year following the Insured's 65th birthday or a date you indicate in the application), or (i) another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

     -- Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

     -- Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form We have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an

Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

     -- Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

        (1) an adverse effect on Portfolio management, such as:

            a) impeding a Portfolio manager's ability to sustain an investment objective;

            b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

            c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

        (2) increased administrative and Fund brokerage expenses.

        (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that We approve based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either the Supplemental Term Rider ("STR") or the Level Term Rider ("LTR"), but not both riders. If desired, the riders must be elected at policy application. Unlike the STR (which adjusts to maintain a targeted death benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

     -- Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

     -- Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

     -- Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

     -- Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     -- Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:


     (a) the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.


     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

LEVEL TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data Page.

     Within certain limits, the policyowner may:

     -- Increase or decrease the Face Amount of the rider; and/or

     -- Convert this rider to increase the Face Amount of policyowner's base policy.

     If this rider is in effect, the policyowner may request changes to the policy if:


     (a) The total of the Face Amount of this rider and the Face Amount of the policy is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.


     (b) The Face Amount of the rider does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

-- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUMS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.


     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six Policy Years. Beginning in year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.


     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options.

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Division(s) and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office at the address listed on the cover page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations We may impose on the number of free transfers.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at our Service Office, or such other location that We indicate to the policyowner in writing and the necessary payment for the exchange, if any.
                                    PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method We make available. Premiums must be sent to our Premium Remittance Center or the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.


     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Additional premiums may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt. You can call 1-913-906-4000 ext. 5623 to determine if We have received your premium payment.



     No premium, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the IRC.


     Premium payments can be mailed to NYLIAC, Attention: Executive Benefits, P.O. Box 930652, Kansas City, MO 64193-0652.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received at our Service Office, assuming it is received prior to 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium. Any premiums received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to Us and receive a refund.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, We will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     You can return the policy to NYLIAC's Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS


     When We receive a premium payment, We deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.


     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See "Life Insurance Benefit Options" for more information. You can call (913)906-4000 to determine whether an additional premium payment would be allowed under your policy.


     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After the free look period, or after We receive your policy delivery receipt, whichever is later, We allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and must total 100%.


PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check or electronically will be suspended until such time We agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY


     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.


     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000.

     The policyowner may also request decreases in coverage. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the policyowner's signed request for the decrease in a form acceptable to Us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face

Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when We receive satisfactory proof that the Insured died. These proceeds will equal:

         1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See "Federal Income Tax Considerations."

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the Insured is living by writing to our Service Center at: NYLIFE Distributors LLC, Attention:
        Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.

     -- If no beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     -- If the policy is still in effect, We will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within 7 days after We receive all of the necessary requirements at our Service Center at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits Us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

     -- We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if We delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

PAYMENT OPTIONS

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Center, We will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with Us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, We will pay interest on all or part of the Policy
        Proceeds you choose to keep with Us. You elect the frequency of the interest payments We make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     If you make a request, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing and We agree.

     If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, We will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "POLICY PAYMENT INFORMATION--Payment Options."

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:


     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.


     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.


         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.


     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.


     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.


     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. (See "FEDERAL INCOME TAX CONSIDERATIONS--Status of Policy After Insured is Age 100" for more information.)


SELECTION OF LIFE INSURANCE BENEFIT TABLE


     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.



     Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test ("GPT") and a cash value corridor test or (2) a Cash Value Accumulation Test ("CVAT"). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.



     Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                        POLICY A   POLICY B
                                                        --------   --------
(1) Face Amount.......................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of Death.......  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table...      215%       215%
(4) Alternative Cash Surrender Value multiplied by
    Percentage from Corridor Table....................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)              $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                        POLICY A   POLICY B
                                                        --------   --------
(1) Face Amount.......................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of Death.......  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.......      288%       288%
(4) Alternative Cash Surrender Value multiplied by
    Percentage from CVAT Table........................  $144,000   $ 86,400
(5) Death Benefit = Greater of (1) and (4)............  $144,000   $100,000

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Center at: NYLIFE Distributors LLC, Attention:
Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing).

                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives Us the facts We need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives Us the facts We need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When We record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year We will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, We must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, We must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face or Term Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face or Term Amount, the only amount payable with respect to that increase will be the total Cost of Insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.


MISSTATEMENT OF AGE OR GENDER



     If the Insured's age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.


ASSIGNMENT


     You can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of it at our Service Office or any other address We indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)


                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. There may be a maximum processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, We must receive the policyowner's signed request in a form acceptable to Us at our Service Office.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

        (a) is zero, and

        (b) is the partial withdrawal less the greater of

            (i) zero, or


            (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.


     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

        (a) is zero, and

        (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

            (i) zero, or


            (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.


     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner's signed request in a form acceptable to Us at our Service Office.


     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations".)


                                   SURRENDERS

CASH VALUE


     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE

  CorpExec VUL II:


     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.



     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value of ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Center.


     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 7th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The Deferred Premium Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 7th policy anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 7th policy anniversary or upon lapse of the policy.

  CorpExec VUL III:


     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.



     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Center.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative sales expense charge, state tax charge and federal tax charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The deferred premium account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative sales expense charge, state tax charge, and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 8th policy anniversary or upon lapse of the policy.

  CorpExec VUL IV:


     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.



     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Center.


     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.


     The Alternative Cash Surrender Value will be equal to the policy's Cash Surrender Value plus the value of the Deferred Premium Load Account through the date of the surrender. We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.


Policy Anniversary 1................    11.1%
Policy Anniversary 2................    12.5%
Policy Anniversary 3................    14.3%
Policy Anniversary 4................    16.7%
Policy Anniversary 5................    20.0%
Policy Anniversary 6................    25.0%
Policy Anniversary 7................    33.3%
Policy Anniversary 8................    50.0%
Policy Anniversary 9................  100.00%

     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state tax charge and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2........................   88.9%
Policy Year 3........................   87.5%
Policy Year 4........................   85.7%
Policy Year 5........................   83.3%
Policy Year 6........................   80.0%
Policy Year 7........................   75.0%
Policy Year 8........................   66.7%
Policy Year 9........................   50.0%

     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

     The value of the Deferred Premium Load Account is zero on or after the 9th policy anniversary or upon lapse of the policy.


     Upon surrender, you will receive the Cash Surrender Value less any Policy Debt or, if applicable, the ACSV less any Policy Debt while the Insured is alive and the policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All coverage will end on the date We receive your request for full surrender at our Service Center.


REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Center at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day We receive your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request.
                                     LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of your policy's Cash Value, less (ii) any Policy Debt.

LOAN ACCOUNT


     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account. The effective date of the loan is the Business Day We make payment.


     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.


     On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.



     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.


INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than 2% less than the rate We charge for policy loans and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless We set a lower rate for any period, the effective annual loan interest rate We charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If We have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.


     If a loan is outstanding when the death benefit or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which We mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. (See, "TERMINATION AND REINSTATEMENT--Reinstatement Option.")

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

     If your policy's Cash Surrender Value less any Policy Debt, on any Monthly Deduction Day is less than the monthly deductions due from Cash Value for the next policy month, your policy will enter a "late period" for 62 days after that date. Your policy will remain in effect during the late period. If the late period expires without sufficient payment, however, then We will terminate your policy without any benefits.

     If the Insured dies during the late period, We will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at our Service Office.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.


     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.


CHARGES FOR TAXES


     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES


     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.



     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.


LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)



     In addition, unless the policy is a modified endowment contract in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.


     We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.


     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the seven-pay premium. Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.


     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.


POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.



     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES


     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.


REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS


     The policies may be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING


     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect.


     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS


     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements may influence the recommendations made by your registered representative or broker-dealer.


     Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 5% for Policy Years 5-7, 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

     The total commissions paid during the fiscal years ended December 31, 2005, 2004, and 2003 were $17,414,731, $28,036,795 and $4,983,834, respectively.
NYLIFE Distributors did not retain any of these commissions.



     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.


     M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97209, and Clark Consulting, 2121 San Jacinto Street, Dallas, TX 75201, are broker-dealers that sell the life insurance products of New York Life and its affiliates. In addition to the commissions described above, M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc. receives override commissions on the policies based on a percentage of the commissions its affiliated registered representatives receive. Clark Consulting receives additional cash compensation based on sales volume.


     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.
                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, We must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2005 and 2004, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2005 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2005, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

DISTRICT OF COLUMBIA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.


     For CorpExec VUL II and CorpExec VUL III and CorpExec VUL IV, Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charge is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.



     For CorpExec VUL II and CorpExec VUL III and CorpExec VUL IV, Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charge is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.


     For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL II, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.


     For CorpExec VUL III and CorpExec VUL IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and

0.25% in years 26+ (on a current basis) of the Cash Value allocated to the Separate Account.


     For CorpExec VUL III and CorpExec VUL IV, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.



     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.82% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of: -1.07%, 4.87%, and 10.80% for CorpExec VUL II, Table 1, -1.71%, 4.19%, and 10.09% for CorpExec VUL II, Table 2, and -0.82%, 5.13%, and 11.08% for CorpExec VUL III and CorpExec VUL IV for Tables 1 and 2.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.


     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                CORPEXEC VUL II

                                    TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000

                        LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST


                            ASSUMING CURRENT CHARGES



                                                                                    END OF YEAR CASH SURRENDER
                 END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ----------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%         0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ----------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000    1,000,000    15,611    16,595      17,577    19,181    20,165      21,147
     2        1,000,000   1,000,000    1,000,000    31,744    34,735      34,839    36,994    39,984      43,089
     3        1,000,000   1,000,000    1,000,000    47,578    53,633      60,165    53,598    59,653      66,185
     4        1,000,000   1,000,000    1,000,000    63,041    73,253      84,709    68,921    79,133      90,589
     5        1,000,000   1,000,000    1,000,000    78,175    93,673     111,760    83,005    98,502     116,590
     6        1,000,000   1,000,000    1,000,000    92,901   114,853     141,518    95,772   117,724     144,389
     7        1,000,000   1,000,000    1,000,000   107,058   136,673     174,130   107,058   136,673     174,130
     8        1,000,000   1,000,000    1,000,000   121,958   160,572     211,425   121,958   160,572     211,425
     9        1,000,000   1,000,000    1,000,000   136,511   185,493     252,680   136,511   185,493     252,680
    10        1,000,000   1,000,000    1,000,000   150,798   211,573     298,430   150,798   211,573     298,430
    15        1,000,000   1,000,000    1,178,293   212,938   357,002     610,514   212,938   357,002     610,514
    20        1,000,000   1,000,000    1,878,329   253,375   539,414   1,104,899   253,375   530,414   1,104,899
    25        1,000,000   1,000,015    2,708,910   191,651   657,905   1,782,178   191,651   657,905   1,782,178



Assuming a Fund fee average of 0.82%.


0% gross = -1.07% net


6% gross = 4.87% net


12% gross = 10.80% net

---------------
(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL II



                                    TABLE 2



                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS


                        INITIAL FACE AMOUNT: $1,000,000


                        LIFE INSURANCE BENEFIT OPTION 1



                          CASH VALUE ACCUMULATION TEST



                          ASSUMING GUARANTEED CHARGES



                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,555    13,437      14,322    16,178    17,060      17,944
     2        1,000,000   1,000,000   1,000,000    25,448    28,036      30,735    30,785    33,374      36,073
     3        1,000,000   1,000,000   1,000,000    37,848    42,979      48,541    43,973    49,104      54,667
     4        1,000,000   1,000,000   1,000,000    49,654    58,172      67,781    55,639    64,157      73,766
     5        1,000,000   1,000,000   1,000,000    60,879    73,638      88,620    65,796    78,555      93,537
     6        1,000,000   1,000,000   1,000,000    71,533    89,398     111,245    74,456    92,321     114,169
     7        1,000,000   1,000,000   1,000,000    81,515   105,363     135,755    81,515   105,363     135,755
     8        1,000,000   1,000,000   1,000,000    91,782   122,564     163,450    91,782   122,564     163,450
     9        1,000,000   1,000,000   1,000,000   101,318   139,998     193,570   101,318   139,998     193,570
    10        1,000,000   1,000,000   1,000,000   110,037   157,600     226,328   110,037   157,600     226,328
    15        1,000,000   1,000,000   1,000,000   139,801   247,361     441,848   139,801   247,361     441,848
    20        1,000,000   1,000,000   1,329,706   139,715   337,230     782,180   139,715   337,230     782,180
    25        1,000,000   1,000,000   1,798,495     8,908   325,055   1,183,220     8,908   325,055   1,183,220



Assuming a Fund fee average of 0.82%:


0% gross = -1.71% net


6% gross = 4.19% net


12% gross = 10.09% net

---------------


(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES


                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    17,238    18,290      19,342    20,178    21,230      22,282
     2        1,000,000   1,000,000   1,000,000    35,133    38,364      31,721    39,273    42,506      45,861
     3        1,000,000   1,000,000   1,000,000    52,468    59,033      66,121    57,493    64,058      71,146
     4        1,000,000   1,000,000   1,000,000    69,187    80,264      92,699    74,719    85,796      98,232
     5        1,000,000   1,000,000   1,000,000    85,515   102,310     121,925    91,083   107,877     127,492
     6        1,000,000   1,000,000   1,000,000   101,693   125,462     154,350   106,525   130,293     159,182
     7        1,000,000   1,000,000   1,000,000   117,476   149,519     190,060   120,732   152,775     193,316
     8        1,000,000   1,000,000   1,000,000   133,487   175,185     230,111   133,487   175,185     230,111
     9        1,000,000   1,000,000   1,000,000   149,148   201,932     274,338   149,148   201,932     274,338
    10        1,000,000   1,000,000   1,000,000   164,366   229,726     323,124   164,366   229,726     323,124
    15        1,000,000   1,000,000   1,264,467   234,335   387,145     655,164   234,335   387,145     655,164
    20        1,000,000   1,000,000   2,022,397   292,584   581,853   1,189,645   292,584   581,853   1,189,645
    25        1,000,000   1,113,822   2,948,891   256,893   732,778   1,940,060   256,893   732,778   1,940,060



Assuming a Fund fee average of 0.82%


0% gross = -0.82% net


6% gross = 5.13% net


12% gross = 11.08% net

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                          ASSUMING GUARANTEED CHARGES


                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,552    13,433      14,317    16,174    17,056      17,940
     2        1,000,000   1,000,000   1,000,000    25,441    28,028      30,725    30,932    33,518      36,215
     3        1,000,000   1,000,000   1,000,000    37,841    42,969      48,527    44,735    49,862      55,421
     4        1,000,000   1,000,000   1,000,000    49,654    58,166      67,767    57,395    65,908      75,509
     5        1,000,000   1,000,000   1,000,000    60,894    73,645      88,616    68,788    81,539      96,510
     6        1,000,000   1,000,000   1,000,000    71,573    89,428     111,261    78,691    96,546     118,379
     7        1,000,000   1,000,000   1,000,000    81,591   105,430     135,804    86,541   110,379     140,754
     8        1,000,000   1,000,000   1,000,000    91,878   122,651     163,516    91,878   122,651     163,516
     9        1,000,000   1,000,000   1,000,000   101,407   140,080     193,625   101,407   140,080     193,625
    10        1,000,000   1,000,000   1,000,000   110,120   157,675     226,370   110,120   157,675     226,370
    15        1,000,000   1,000,000   1,000,000   139,842   247,378     441,748   139,842   247,378     441,748
    20        1,000,000   1,000,000   1,329,061   139,690   337,128     781,800   139,690   337,128     781,800
    25        1,000,000   1,000,000   1,797,184     8,764   324,724   1,182,358     8,764   325,724   1,182,358



Assuming a Fund fee average of 0.82%.


0% gross = -0.82% net


6% gross = 5.13% net


12% gross = 11.08% net

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL IV

                                    TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES


                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    17,238    18,290      19,343    20,472    21,524      22,577
     2        1,000,000   1,000,000   1,000,000    35,133    38,365      41,721    40,144    43,375      46,732
     3        1,000,000   1,000,000   1,000,000    52,470    59,035      66,123    59,112    65,677      72,765
     4        1,000,000   1,000,000   1,000,000    69,191    80,268      92,703    77,234    88,311     100,746
     5        1,000,000   1,000,000   1,000,000    85,523   102,318     121,934    94,625   111,420     131,035
     6        1,000,000   1,000,000   1,000,000   101,707   125,477     154,367   111,195   134,965     163,855
     7        1,000,000   1,000,000   1,000,000   117,499   149,544     190,087   126,713   158,758     199,301
     8        1,000,000   1,000,000   1,000,000   133,523   175,225     230,156   141,053   182,755     237,686
     9        1,000,000   1,000,000   1,000,000   149,196   201,987     274,401   153,915   206,706     279,120
    10        1,000,000   1,000,000   1,000,000   164,413   229,783     323,193   164,413   229,783     323,193
    15        1,000,000   1,000,000   1,264,687   234,380   387,219     655,278   234,380   387,219     655,278
    20        1,000,000   1,000,000   2,022,710   292,627   581,948   1,189,829   292,627   581,948   1,189,829
    25        1,000,000   1,113,998   2,949,340   256,936   732,894   1,940,355   256,936   732,894   1,940,355



Assuming a Fund fee average of 0.82%.


0% gross = -0.82% net


6% gross = 5.13% net


12% gross = 11.08% net

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL IV

                                    TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                          ASSUMING GUARANTEED CHARGES


                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,552    13,433      14,317    16,174    17,056      17,940
     2        1,000,000   1,000,000   1,000,000    25,440    28,027      30,724    31,134    33,721      36,418
     3        1,000,000   1,000,000   1,000,000    37,840    42,967      48,525    45,257    50,384      55,942
     4        1,000,000   1,000,000   1,000,000    49,653    58,165      67,766    58,394    66,906      76,507
     5        1,000,000   1,000,000   1,000,000    60,896    73,647      88,617    70,495    83,246      98,216
     6        1,000,000   1,000,000   1,000,000    71,583    89,438     111,271    81,488    99,343     121,176
     7        1,000,000   1,000,000   1,000,000    81,618   105,457     135,832    91,134   114,973     145,348
     8        1,000,000   1,000,000   1,000,000    91,939   122,716     163,584    99,442   130,219     171,087
     9        1,000,000   1,000,000   1,000,000   101,509   140,190     193,744   106,127   144,807     198,362
    10        1,000,000   1,000,000   1,000,000   110,221   157,791     226,503   110,221   157,791     226,503
    15        1,000,000   1,000,000   1,000,000   139,940   247,529     441,976   139,940   247,529     441,976
    20        1,000,000   1,000,000   1,329,674   139,790   337,333     782,161   139,790   337,333     782,161
    25        1,000,000   1,000,000   1,797,993     8,871   325,018   1,182,890     8,871   325,018   1,182,890



Assuming a Fund fee average of 0.82%.


0% gross = -0.82% net


6% gross = 5.13% net


12% gross = 11.08% net

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211, or by calling (888) 695-4748. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                               ----
Financial Statements........................................     2
NYLIAC & Separate Account Financial Statements..............   F-1

     Information about CorpExec VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


     For a free personalized illustration, contact your Registered Representative or call us at (888) 695-4748.


SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2006


                                      FOR

                           CORPORATE EXECUTIVE SERIES
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2006 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (888) 695-4748 or writing to NYLIAC at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211. Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.


                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Financial Statements........................................     2
NYLIAC & Separate Account Financial Statements..............   F-1

     CORPEXEC VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2005 and 2004, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2005 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2005 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005


                                                                                   MAINSTAY VP
                                               MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                                              BASIC VALUE--        BOND--        APPRECIATION--         CASH
                                              INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                             ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value............   $    704,707      $  7,644,772      $ 18,904,040      $ 34,330,237
  Dividends due and accrued................             --                --                --           134,863
  Net receivable (payable) to New York Life
    Insurance and Annuity Corporation......             86                --                --             3,431

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges.....            775            10,243            10,394             1,067
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $    704,018      $  7,634,529      $ 18,893,646      $ 34,467,464
                                              ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies......................   $    430,483      $  6,193,444      $  7,135,387      $    150,813
    Series II Policies.....................         55,736                --                --         1,778,158
    Series III Policies....................        217,799         1,441,085        11,758,259        32,538,493
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $    704,018      $  7,634,529      $ 18,893,646      $ 34,467,464
                                              ============      ============      ============      ============
    Series I Variable accumulation unit
      value................................   $      12.04      $      14.63      $       9.71      $       1.20
                                              ============      ============      ============      ============
    Series II Variable accumulation unit
      value................................   $      14.98      $         --      $         --      $       1.05
                                              ============      ============      ============      ============
    Series III Variable accumulation unit
      value................................   $      11.35      $      10.50      $      11.25      $       1.04
                                              ============      ============      ============      ============
Identified Cost of Investment..............   $    649,436      $  7,767,764      $ 17,729,062      $ 34,329,743
                                              ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                            MAINSTAY VP
      MAINSTAY VP                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
        COMMON          MAINSTAY VP       MAINSTAY VP        CORPORATE         INCOME &        INTERNATIONAL       LARGE CAP
        STOCK--        CONVERTIBLE--     GOVERNMENT--         BOND--           GROWTH--          EQUITY--          GROWTH--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $ 90,041,058      $    518,919      $  1,273,875      $  6,879,529      $    938,538      $ 60,026,911      $    374,797
               --                --                --                --                --                --                --
               --                --                --                --              (969)              431                --

           54,714               155             1,806             7,648                 3            89,704               515
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 89,986,344      $    518,764      $  1,272,069      $  6,871,881      $    937,566      $ 59,937,638      $    374,282
     ============      ============      ============      ============      ============      ============      ============
     $    527,228      $        716      $  1,019,762      $  4,349,423      $        664      $ 52,190,422      $    280,987
       89,437,176           226,110            55,710           131,071             4,511         1,003,655            62,531
           21,940           291,938           196,597         2,391,387           932,391         6,743,561            30,764
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 89,986,344      $    518,764      $  1,272,069      $  6,871,881      $    937,566      $ 59,937,638      $    374,282
     ============      ============      ============      ============      ============      ============      ============
     $      12.43      $      15.28      $      14.22      $      16.64      $      10.39      $      14.40      $       6.00
     ============      ============      ============      ============      ============      ============      ============
     $      14.40      $      13.48      $      10.96      $      15.13      $      12.48      $      16.03      $      10.22
     ============      ============      ============      ============      ============      ============      ============
     $      11.67      $      11.34      $      10.62      $      11.27      $      11.81      $      12.50      $      10.24
     ============      ============      ============      ============      ============      ============      ============
     $ 78,166,018      $    484,394      $  1,292,346      $  6,533,433      $    929,525      $ 53,007,874      $    352,881
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                               MAINSTAY VP
                                               LORD ABBETT       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                               DEVELOPING          MID CAP           MID CAP           MID CAP
                                                GROWTH--           CORE--           GROWTH--           VALUE--
                                              INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                             ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value............   $         --      $ 43,518,802      $    466,253      $ 57,592,346
  Dividends due and accrued................             --                --                --                --
  Net receivable (payable) to New York Life
    Insurance and Annuity Corporation......             --                --                --                --

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges.....             --            23,901                --            33,555
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $         --      $ 43,494,901      $    466,253      $ 57,558,791
                                              ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies......................   $         --      $         --      $         --      $         --
    Series II Policies.....................             --        40,563,726                --        57,377,158
    Series III Policies....................             --         2,931,175           466,253           181,633
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $         --      $ 43,494,901      $    466,253      $ 57,558,791
                                              ============      ============      ============      ============
    Series I Variable accumulation unit
      value................................   $         --      $         --      $         --      $         --
                                              ============      ============      ============      ============
    Series II Variable accumulation unit
      value................................   $         --      $      18.56      $         --      $      11.92
                                              ============      ============      ============      ============
    Series III Variable accumulation unit
      value................................   $         --      $      13.67      $      13.60      $      11.21
                                              ============      ============      ============      ============
Identified Cost of Investment..............   $         --      $ 36,958,423      $    415,280      $ 51,944,866
                                              ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


      MAINSTAY VP       MAINSTAY VP                                         ALGER AMERICAN     ALGER AMERICAN       AMERICAN
      S&P 500(R)         SMALL CAP        MAINSTAY VP       MAINSTAY VP        LEVERAGED           SMALL          CENTURY(R) VP
        INDEX--          GROWTH--       TOTAL RETURN--        VALUE--          ALLCAP--       CAPITALIZATION--       VALUE--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    CLASS O SHARES     CLASS O SHARES       CLASS II
    ----------------------------------------------------------------------------------------------------------------------------
     $135,939,174      $     34,453      $  1,893,974      $136,920,163      $     26,507       $    208,713      $    242,940
               --                --                --                --                --                 --                --
              554                --                --                --                --                 --                --

          207,024                --             2,945            83,130                --                 22               107
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
     $135,732,704      $     34,453      $  1,891,029      $136,837,033      $     26,507       $    208,691      $    242,833
     ============      ============      ============      ============      ============       ============      ============
     $119,907,822      $         --      $  1,891,029      $  1,142,936      $         --       $     19,365      $         --
          318,623                --                --       133,533,333                --                 --           172,901
       15,506,259            34,453                --         2,160,764            26,507            189,326            69,932
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
     $135,732,704      $     34,453      $  1,891,029      $136,837,033      $     26,507       $    208,691      $    242,833
     ============      ============      ============      ============      ============       ============      ============
     $      11.88      $         --      $       9.63      $      11.43      $         --       $      10.73      $         --
     ============      ============      ============      ============      ============       ============      ============
     $      12.02      $         --      $         --      $      15.35      $         --       $         --      $      11.44
     ============      ============      ============      ============      ============       ============      ============
     $      11.35      $      10.87      $         --      $      10.62      $      11.92       $      12.38      $      10.41
     ============      ============      ============      ============      ============       ============      ============
     $141,115,126      $     34,419      $  1,741,669      $120,459,122      $     24,910       $    192,329      $    240,456
     ============      ============      ============      ============      ============       ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                              BARON CAPITAL                                          DREYFUS IP
                                                 ASSET--                                             TECHNOLOGY
                                                INSURANCE      CALVERT SOCIAL      DAVIS VALUE        GROWTH--
                                                 SHARES           BALANCED          PORTFOLIO      INITIAL SHARES
                                             ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value............   $    127,757      $    872,289      $    200,089      $    336,137
  Dividends due and accrued................             --                --                --                --
  Net receivable (payable) to New York Life
    Insurance and Annuity Corporation......             --                --                --                --

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges.....             --                (7)                5                --
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $    127,757      $    872,296      $    200,084      $    336,137
                                              ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies......................   $         --      $      7,373      $         --      $         --
    Series II Policies.....................             --                --            81,975                --
    Series III Policies....................        127,757           864,923           118,109           336,137
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $    127,757      $    872,296      $    200,084      $    336,137
                                              ============      ============      ============      ============
    Series I Variable accumulation unit
      value................................   $         --      $      12.42      $         --      $         --
                                              ============      ============      ============      ============
    Series II Variable accumulation unit
      value................................   $         --      $         --      $       9.86      $         --
                                              ============      ============      ============      ============
    Series III Variable accumulation unit
      value................................   $      10.04      $      11.38      $       9.86      $      10.07
                                              ============      ============      ============      ============
Identified Cost of Investment..............   $    127,300      $    840,678      $    204,909      $    309,018
                                              ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


      DREYFUS VIF                       FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
      DEVELOPING      FIDELITY(R) VIP       EQUITY-        FREEDOM 2010      FREEDOM 2020     FIDELITY(R) VIP   FIDELITY(R) VIP
       LEADERS--      CONTRAFUND(R)--      INCOME--         PORTFOLIO--       PORTFOLIO--        GROWTH--         INDEX 500--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $    331,283      $  6,227,068      $  5,802,376      $    220,900      $     82,616      $  3,946,549      $ 16,621,162
               --                --                --                --                --                --                --
               --              (822)            8,235                --                --             5,701             5,498

              151             2,093             3,743                --                --               206               629
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $    331,132      $  6,224,153      $  5,806,868      $    220,900      $     82,616      $  3,952,044      $ 16,626,031
     ============      ============      ============      ============      ============      ============      ============
     $         --      $    542,770      $  2,171,892      $         --      $         --      $         --      $         --
          256,391         1,994,459            57,624                --                --           339,024         1,050,160
           74,741         3,686,924         3,577,352           220,900            82,616         3,613,020        15,575,871
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $    331,132      $  6,224,153      $  5,806,868      $    220,900      $     82,616      $  3,952,044      $ 16,626,031
     ============      ============      ============      ============      ============      ============      ============
     $         --      $      17.92      $      13.18      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      11.66      $      15.86      $      15.69      $         --      $         --      $      10.95      $      13.93
     ============      ============      ============      ============      ============      ============      ============
     $      10.89      $      12.95      $      11.46      $      10.02      $       9.99      $      10.49      $      11.27
     ============      ============      ============      ============      ============      ============      ============
     $    297,288      $  5,220,856      $  5,293,430      $    221,514      $     83,137      $  3,575,348      $ 15,515,831
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                             FIDELITY(R) VIP                                       FIDELITY(R) VIP
                                               INVESTMENT      FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE
                                              GRADE BOND--        MID-CAP--        OVERSEAS--       STRATEGIES--
                                              INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERVICE CLASS 2
                                             ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value............   $  2,341,815      $ 10,633,684      $  4,292,762      $    129,233
  Dividends due and accrued................             --                --                --                --
  Net receivable (payable) to New York Life
    Insurance and Annuity Corporation......            116            18,342             1,555                29

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges.....            677               437                 9                --
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $  2,341,254      $ 10,651,589      $  4,294,308      $    129,262
                                              ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies......................   $         --      $         --      $         --      $         --
    Series II Policies.....................      1,150,430           739,259           164,989                --
    Series III Policies....................      1,190,824         9,912,330         4,129,319           129,262
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $  2,341,254      $ 10,651,589      $  4,294,308      $    129,262
                                              ============      ============      ============      ============
    Series I Variable accumulation unit
      value................................   $         --      $         --      $         --      $         --
                                              ============      ============      ============      ============
    Series II Variable accumulation unit
      value................................   $      12.10      $      17.56      $      14.53      $         --
                                              ============      ============      ============      ============
    Series III Variable accumulation unit
      value................................   $      10.58      $      13.72      $      12.45      $      12.17
                                              ============      ============      ============      ============
Identified Cost of Investment..............   $  2,356,548      $  8,796,676      $  3,659,900      $    121,373
                                              ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                            JANUS ASPEN
      JANUS ASPEN                         JANUS ASPEN         SERIES            LAZARD
        SERIES          JANUS ASPEN     SERIES MID CAP       WORLDWIDE        RETIREMENT        LORD ABBETT         MFS(R)
      BALANCED--      SERIES FORTY--       GROWTH--          GROWTH--        INTERNATIONAL     SERIES FUND--    INVESTORS TRUST
     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL        EQUITY         MID-CAP VALUE       SERIES--
        SHARES            SHARES            SHARES            SHARES           PORTFOLIO         PORTFOLIO       INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $ 14,283,249      $    306,925      $  3,388,092      $    838,890      $     26,376      $  9,167,779      $    176,099
               --                --                --                --                --                --                --
              115                --              (186)              662                --             1,503                --

           21,040                --                --               545                --               654               108
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 14,262,324      $    306,925      $  3,387,906      $    839,007      $     26,376      $  9,168,628      $    175,991
     ============      ============      ============      ============      ============      ============      ============
     $ 11,799,853      $         --      $         --      $    285,063      $         --      $         --      $         --
        1,200,757                --                --            96,458                --         1,100,461           175,991
        1,261,714           306,925         3,387,906           457,486            26,376         8,068,167                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 14,262,324      $    306,925      $  3,387,906      $    839,007      $     26,376      $  9,168,628      $    175,991
     ============      ============      ============      ============      ============      ============      ============
     $      16.86      $         --      $         --      $      11.39      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      12.35      $         --      $         --      $      10.79      $         --      $      16.11      $      13.79
     ============      ============      ============      ============      ============      ============      ============
     $      11.47      $      10.24      $      12.58      $      10.31      $      10.87      $      12.53      $         --
     ============      ============      ============      ============      ============      ============      ============
     $ 12,979,665      $    303,354      $  3,056,181      $    766,848      $     24,662      $  8,630,855      $    143,677
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                                                                        MORGAN
                                                                                      MORGAN          STANLEY UIF
                                                 MFS(R)                             STANLEY UIF        EMERGING
                                              NEW DISCOVERY    MFS(R) UTILITIES      EMERGING           MARKETS
                                                SERIES--           SERIES--       MARKETS DEBT--       EQUITY--
                                              INITIAL CLASS     INITIAL CLASS         CLASS I           CLASS I
                                             ----------------------------------------------------------------------
ASSETS:
  Investment at net asset value............   $    593,708       $     23,808      $     79,629      $  1,554,055
  Dividends due and accrued................             --                 --                --                --
  Net receivable (payable) to New York Life
    Insurance and Annuity Corporation......          2,534                 --                --                --

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges.....             --                  5                39                78
                                              ------------       ------------      ------------      ------------
      Total net assets.....................   $    596,242       $     23,803      $     79,590      $  1,553,977
                                              ============       ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies......................   $         --       $         --      $         --      $     40,224
    Series II Policies.....................             --              8,442            63,939            86,248
    Series III Policies....................        596,242             15,361            15,651         1,427,505
                                              ------------       ------------      ------------      ------------
      Total net assets.....................   $    596,242       $     23,803      $     79,590      $  1,553,977
                                              ============       ============      ============      ============
    Series I Variable accumulation unit
      value................................   $         --       $         --      $         --      $      17.03
                                              ============       ============      ============      ============
    Series II Variable accumulation unit
      value................................   $         --       $      12.92      $      11.33      $      12.17
                                              ============       ============      ============      ============
    Series III Variable accumulation unit
      value................................   $      10.46       $      11.49      $      12.15      $      14.91
                                              ============       ============      ============      ============
Identified Cost of Investment..............   $    527,461       $     22,497      $     76,113      $  1,177,938
                                              ============       ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

        MORGAN
      STANLEY UIF        PIMCO LOW        PIMCO REAL        PIMCO TOTAL                                           SCUDDER VIT
       U.S. REAL        DURATION--         RETURN--          RETURN--                                           EAFE(R) EQUITY
       ESTATE--       ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE     ROYCE MICRO-      ROYCE SMALL-      INDEX FUND--
        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CAP PORTFOLIO     CAP PORTFOLIO    CLASS A SHARES
    ---------------------------------------------------------------------------------------------------------------------------
     $  3,222,115      $    284,675      $  1,354,132      $  8,428,668      $    798,119      $    187,483      $         --
               --             1,709            19,606           163,212                --                --                --
               --                --                --             9,003                --                --                --

              357               142                85               134                93                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  3,221,758      $    286,242      $  1,373,653      $  8,600,749      $    798,026      $    187,483      $         --
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $         --      $         --      $         --      $         --      $         --
          594,140           227,868           137,092           216,623           155,918                --                --
        2,627,618            58,374         1,236,561         8,384,126           642,108           187,483                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  3,221,758      $    286,242      $  1,373,653      $  8,600,749      $    798,026      $    187,483      $         --
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $         --      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      19.67      $      10.08      $      10.37      $      10.19      $      12.25      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      16.01      $      10.11      $      10.40      $      10.60      $      12.29      $      10.15      $         --
     ============      ============      ============      ============      ============      ============      ============
     $  2,704,712      $    291,093      $  1,389,495      $  8,658,649      $    724,635      $    186,844      $         --
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                               SCUDDER VIT      T. ROWE PRICE
                                                SMALL CAP         BLUE CHIP       T. ROWE PRICE     T. ROWE PRICE
                                              INDEX FUND--         GROWTH         EQUITY INCOME       INDEX 500
                                             CLASS A SHARES       PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value............   $  9,154,653      $  8,296,363      $ 11,477,250      $     23,783
  Dividends due and accrued................             --                --                --                --
  Net receivable (payable) to New York Life
    Insurance and Annuity Corporation......          3,167             1,476               857                --

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges.....            111               148             2,352                --
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $  9,157,709      $  8,297,691      $ 11,475,755      $     23,783
                                              ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies......................   $         --      $         --      $    460,234      $         --
    Series II Policies.....................        187,821           241,224         2,587,887                --
    Series III Policies....................      8,969,888         8,056,467         8,427,634            23,783
                                              ------------      ------------      ------------      ------------
      Total net assets.....................   $  9,157,709      $  8,297,691      $ 11,475,755      $     23,783
                                              ============      ============      ============      ============
    Series I Variable accumulation unit
      value................................   $         --      $         --      $      14.56      $         --
                                              ============      ============      ============      ============
    Series II Variable accumulation unit
      value................................   $      12.67      $      11.25      $      12.48      $         --
                                              ============      ============      ============      ============
    Series III Variable accumulation unit
      value................................   $      11.70      $      11.61      $      11.59      $      10.57
                                              ============      ============      ============      ============
Identified Cost of Investment..............   $  8,966,511      $  7,490,161      $ 11,266,379      $     23,362
                                              ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                VAN ECK
                                                           T. ROWE PRICE       WORLDWIDE
     T. ROWE PRICE     T. ROWE PRICE     T. ROWE PRICE       PERSONAL          ABSOLUTE
     INTERNATIONAL     LIMITED-TERM       NEW AMERICA        STRATEGY          RETURN--
         STOCK             BOND             GROWTH           BALANCED        INITIAL CLASS
       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          SHARES
    ---------------------------------------------------------------------------------------
     $    649,664      $    417,196      $    524,264      $  7,789,517      $     75,101
               --             1,418                --                --                --
               --                --                29               640                --

              165                58                46                --                --
     ------------      ------------      ------------      ------------      ------------
     $    649,499      $    418,556      $    524,247      $  7,790,157      $     75,101
     ============      ============      ============      ============      ============
     $         --      $         --      $         --      $         --      $         --
          274,950            93,164            75,404                --                --
          374,549           325,392           448,843         7,790,157            75,101
     ------------      ------------      ------------      ------------      ------------
     $    649,499      $    418,556      $    524,247      $  7,790,157      $     75,101
     ============      ============      ============      ============      ============
     $         --      $         --      $         --      $         --      $         --
     ============      ============      ============      ============      ============
     $      13.04      $      10.80      $      10.64      $         --      $         --
     ============      ============      ============      ============      ============
     $      12.96      $      10.23      $      10.79      $      11.62      $       9.93
     ============      ============      ============      ============      ============
     $    551,603      $    422,118      $    507,995      $  7,443,214      $     75,092
     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005


                                                                                           MAINSTAY VP
                                                       MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                                                      BASIC VALUE--        BOND--        APPRECIATION--         CASH
                                                      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                                     ---------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $      6,499      $    246,822      $        811      $    361,727
  Mortality and expense risk charges...............         (3,333)          (43,750)          (46,196)          (77,938)
                                                      ------------      ------------      ------------      ------------
      Net investment income (loss).................          3,166           203,072           (45,385)          283,789
                                                      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................         34,325           706,104           694,086        12,810,248
  Cost of investments sold.........................        (32,030)         (696,607)         (871,392)      (12,810,274)
                                                      ------------      ------------      ------------      ------------
      Net realized gain (loss) on investments......          2,295             9,497          (177,306)              (26)
  Realized gain distribution received..............          7,231                --                --                --
  Change in unrealized appreciation (depreciation)
    on investments.................................         19,467          (105,852)        1,270,192               512
                                                      ------------      ------------      ------------      ------------
      Net gain (loss) on investments...............         28,993           (96,355)        1,092,886               486
                                                      ------------      ------------      ------------      ------------
        Net increase (decrease) in net assets
          resulting from operations................   $     32,159      $    106,717      $  1,047,501      $    284,275
                                                      ============      ============      ============      ============

                                                       MAINSTAY VP
                                                       LORD ABBETT       MAINSTAY VP       MAINSTAY VP
                                                       DEVELOPING          MID CAP           MID CAP
                                                        GROWTH--           CORE--           GROWTH--         MAINSTAY VP
                                                      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     MID CAP VALUE
                                                     ---------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $         --      $    225,508      $         --      $    435,441
  Mortality and expense risk charges...............             --          (100,260)             (739)         (138,821)
                                                      ------------      ------------      ------------      ------------
      Net investment income (loss).................             --           125,248              (739)          296,620
                                                      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................             --         1,173,646            60,464           395,739
  Cost of investments sold.........................             --        (1,069,451)          (50,821)         (350,995)
                                                      ------------      ------------      ------------      ------------
      Net realized gain (loss) on investments......             --           104,195             9,643            44,744
  Realized gain distribution received..............             --         4,044,267               209         2,608,661
  Change in unrealized appreciation (depreciation)
    on investments.................................             --         1,608,860            42,911            17,058
                                                      ------------      ------------      ------------      ------------
      Net gain (loss) on investments...............             --         5,757,322            52,763         2,670,463
                                                      ------------      ------------      ------------      ------------
        Net increase (decrease) in net assets
          resulting from operations................   $         --      $  5,882,570      $     52,024      $  2,967,083
                                                      ============      ============      ============      ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                            MAINSTAY VP
      MAINSTAY VP                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
        COMMON          MAINSTAY VP       MAINSTAY VP        CORPORATE         INCOME &        INTERNATIONAL       LARGE CAP
        STOCK--        CONVERTIBLE--     GOVERNMENT--         BOND--           GROWTH--          EQUITY--          GROWTH--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $    883,961      $      7,797      $     40,470      $    403,552      $     10,678      $    962,660      $         13
         (228,342)           (1,779)           (8,010)          (35,694)             (910)         (368,449)           (2,544)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          655,619             6,018            32,460           367,858             9,768           594,211            (2,531)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
        5,153,630           191,899           191,542           426,726             9,905         2,467,292           132,216
       (4,309,897)         (183,129)         (186,733)         (395,115)           (8,696)       (2,076,127)         (206,990)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          843,733             8,770             4,809            31,611             1,209           391,165           (74,774)
        1,061,242                --                --                --                --         2,383,016                --
        3,702,180            23,251           (17,469)         (235,343)            3,622           693,445            93,685
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
        5,607,155            32,021           (12,660)         (203,732)            4,831         3,467,626            18,911
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  6,262,774      $     38,039      $     19,800      $    164,126      $     14,599      $  4,061,837      $     16,380
     ============      ============      ============      ============      ============      ============      ============

                                                                                                   ALGER
      MAINSTAY VP       MAINSTAY VP                                         ALGER AMERICAN        AMERICAN          AMERICAN
      S&P 500(R)         SMALL CAP        MAINSTAY VP       MAINSTAY VP        LEVERAGED           SMALL          CENTURY(R) VP
        INDEX--          GROWTH--       TOTAL RETURN--        VALUE--          ALLCAP--       CAPITALIZATION--       VALUE--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    CLASS O SHARES     CLASS O SHARES       CLASS II
    ----------------------------------------------------------------------------------------------------------------------------
     $  1,582,797      $         --      $     28,395      $  1,613,912      $         --       $         --      $      1,350
         (861,828)             (117)          (11,095)         (340,988)              (77)            (1,193)             (523)
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
          720,969              (117)           17,300         1,272,924               (77)            (1,193)              827
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
       11,432,424            76,132           157,774         3,934,131            51,171            438,996            60,966
      (11,931,540)          (73,429)         (172,379)       (3,508,822)          (46,958)          (331,691)          (62,275)
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
         (499,116)            2,703           (14,605)          425,309             4,213            107,305            (1,309)
               --               593                --                --                --                 --            18,933
        5,221,670              (415)           89,220         6,069,743               712            (68,058)           (5,719)
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
        4,722,554             2,881            74,615         6,495,052             4,925             39,247            11,905
     ------------      ------------      ------------      ------------      ------------       ------------      ------------
     $  5,443,523      $      2,764      $     91,915      $  7,767,976      $      4,848       $     38,054      $     12,732
     ============      ============      ============      ============      ============       ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2005


                                                      BARON CAPITAL                                          DREYFUS IP
                                                         ASSET--                                             TECHNOLOGY
                                                        INSURANCE      CALVERT SOCIAL      DAVIS VALUE        GROWTH--
                                                        SHARES(E)         BALANCED        PORTFOLIO(E)     INITIAL SHARES
                                                     ---------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $         --      $     15,384      $      1,909      $         --
  Mortality and expense risk charges...............             --            (5,739)               (5)           (1,307)
                                                      ------------      ------------      ------------      ------------
      Net investment income (loss).................             --             9,645             1,904            (1,307)
                                                      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................             --           890,937                --            85,797
  Cost of investments sold.........................             --          (852,571)               --           (83,023)
                                                      ------------      ------------      ------------      ------------
      Net realized gain (loss) on investments......             --            38,366                --             2,774
  Realized gain distribution received..............             --                --                --                --
  Change in unrealized appreciation (depreciation)
    on investments.................................            457            14,651            (4,820)           26,907
                                                      ------------      ------------      ------------      ------------
      Net gain (loss) on investments...............            457            53,017            (4,820)           29,681
                                                      ------------      ------------      ------------      ------------
        Net increase (decrease) in net assets
          resulting from operations................   $        457      $     62,662      $     (2,916)     $     28,374
                                                      ============      ============      ============      ============


                                                     FIDELITY(R) VIP                                       FIDELITY(R) VIP
                                                       INVESTMENT      FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE
                                                      GRADE BOND--        MID-CAP--        OVERSEAS--       STRATEGIES--
                                                      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERVICE CLASS 2
                                                     ---------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $     42,100      $         --      $      5,173      $         --
  Mortality and expense risk charges...............         (4,549)          (27,369)           (6,654)             (246)
                                                      ------------      ------------      ------------      ------------
      Net investment income (loss).................         37,551           (27,369)           (1,481)             (246)
                                                      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................        238,026         1,073,779           158,462             4,620
  Cost of investments sold.........................       (248,625)         (816,244)         (124,489)           (4,067)
                                                      ------------      ------------      ------------      ------------
      Net realized gain (loss) on investments......        (10,599)          257,535            33,973               553
  Realized gain distribution received..............         25,436            90,375             4,048               905
  Change in unrealized appreciation (depreciation)
    on investments.................................        (14,816)        1,124,135           542,300             4,851
                                                      ------------      ------------      ------------      ------------
      Net gain (loss) on investments...............             21         1,472,045           580,321             6,309
                                                      ------------      ------------      ------------      ------------
        Net increase (decrease) in net assets
          resulting from operations................   $     37,572      $  1,444,676      $    578,840      $      6,063
                                                      ============      ============      ============      ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


      DREYFUS VIF     FIDELITY(R) VIP   FIDELITY(R) VIP    FIDELITY(R) VIP     FIDELITY(R) VIP
      DEVELOPING        CONTRAFUND          EQUITY-         FREEDOM 2010        FREEDOM 2020      FIDELITY(R) VIP   FIDELITY(R) VIP
       LEADERS--           (R)--           INCOME--          PORTFOLIO--         PORTFOLIO--         GROWTH--         INDEX 500--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS    INITIAL SHARES(E)   INITIAL SHARES(E)    INITIAL CLASS     INITIAL CLASS
    -------------------------------------------------------------------------------------------------------------------------------
     $         --      $      9,516      $     64,465       $      1,081        $        475       $     11,600      $    112,440
             (785)          (13,350)          (23,665)                --                  --            (11,005)          (37,511)
     ------------      ------------      ------------       ------------        ------------       ------------      ------------
             (785)           (3,834)           40,800              1,081                 475                595            74,929
     ------------      ------------      ------------       ------------        ------------       ------------      ------------
           13,055           338,598           586,765                 --                  --            275,843           522,837
          (11,531)         (264,604)         (560,385)                --                  --           (257,823)         (457,538)
     ------------      ------------      ------------       ------------        ------------       ------------      ------------
            1,524            73,994            26,380                 --                  --             18,020            65,299
               --               595           141,663                 --                  --                 --                --
           20,303           630,641            66,269               (614)               (521)           214,684           517,985
     ------------      ------------      ------------       ------------        ------------       ------------      ------------
           21,827           705,230           234,312               (614)               (521)           232,704           583,284
     ------------      ------------      ------------       ------------        ------------       ------------      ------------
     $     21,042      $    701,396      $    275,112       $        467        $        (46)      $    233,299      $    658,213
     ============      ============      ============       ============        ============       ============      ============

                                                            JANUS ASPEN
      JANUS ASPEN                         JANUS ASPEN         SERIES            LAZARD
        SERIES          JANUS ASPEN     SERIES MID CAP       WORLDWIDE        RETIREMENT        LORD ABBETT         MFS(R)
      BALANCED--      SERIES FORTY--       GROWTH--          GROWTH--        INTERNATIONAL     SERIES FUND--    INVESTORS TRUST
     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL        EQUITY         MID-CAP VALUE       SERIES--
        SHARES           SHARES(C)          SHARES            SHARES         PORTFOLIO(A)        PORTFOLIO       INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $    311,697      $        316      $         --      $     12,205      $        106      $     38,298      $        923
          (85,746)             (123)           (5,517)           (3,560)              (26)          (21,007)             (421)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          225,951               193            (5,517)            8,645                80            17,291               502
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
        1,191,894               853            53,344           760,497               813         2,055,729             4,952
         (961,618)             (841)          (43,271)         (787,090)             (824)       (1,841,659)           (3,849)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          230,276                12            10,073           (26,593)              (11)          214,070             1,103
               --                --                --                --               162           523,295                --
          510,298             3,571           237,121            65,234             1,714          (189,675)           10,027
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
          740,574             3,583           247,194            38,641             1,865           547,690            11,130
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $    966,525      $      3,776      $    241,677      $     47,286      $      1,945      $    564,981      $     11,632
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2005

                                                                                                           MORGAN STANLEY
                                                       MFS(R) NEW                         MORGAN STANLEY    UIF EMERGING
                                                        DISCOVERY      MFS(R) UTILITIES    UIF EMERGING       MARKETS
                                                        SERIES--           SERIES--       MARKETS DEBT--      EQUITY--
                                                      INITIAL CLASS     INITIAL CLASS        CLASS I          CLASS I
                                                     -------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $         --       $         --      $      3,075     $      4,906
  Mortality and expense risk charges...............         (1,757)               (25)             (122)          (4,570)
                                                      ------------       ------------      ------------     ------------
      Net investment income (loss).................         (1,757)               (25)            2,953              336
                                                      ------------       ------------      ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................        137,502              3,349             7,886          296,747
  Cost of investments sold.........................       (123,930)            (3,216)           (8,120)        (239,671)
                                                      ------------       ------------      ------------     ------------
      Net realized gain (loss) on investments......         13,572                133              (234)          57,076
  Realized gain distribution received..............             --                 --               654               --
  Change in unrealized appreciation (depreciation)
    on investments.................................         26,340              1,311             3,486          289,191
                                                      ------------       ------------      ------------     ------------
      Net gain (loss) on investments...............         39,912              1,444             3,906          346,267
                                                      ------------       ------------      ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations................   $     38,155       $      1,419      $      6,859     $    346,603
                                                      ============       ============      ============     ============


                                                       SCUDDER VIT       SCUDDER VIT     T. ROWE PRICE
                                                     EAFE(R) EQUITY       SMALL CAP        BLUE CHIP      T. ROWE PRICE
                                                      INDEX FUND--      INDEX FUND--         GROWTH       EQUITY INCOME
                                                     CLASS A SHARES    CLASS A SHARES      PORTFOLIO        PORTFOLIO
                                                     -------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..................................   $         --      $     43,707      $      8,075     $    150,152
  Mortality and expense risk charges...............             (1)          (21,988)          (19,134)         (28,826)
                                                      ------------      ------------      ------------     ------------
      Net investment income (loss).................             (1)           21,719           (11,059)         121,326
                                                      ------------      ------------      ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments................          1,452         1,067,890           194,511        1,594,564
  Cost of investments sold.........................         (1,275)         (922,941)         (179,007)      (1,449,100)
                                                      ------------      ------------      ------------     ------------
      Net realized gain (loss) on investments......            177           144,949            15,504          145,464
  Realized gain distribution received..............             --           187,454                --          500,340
  Change in unrealized appreciation (depreciation)
    on investments.................................           (143)           19,690           460,485         (393,123)
                                                      ------------      ------------      ------------     ------------
      Net gain (loss) on investments...............             34           352,093           475,989          252,681
                                                      ------------      ------------      ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations................   $         33      $    373,812      $    464,930     $    374,007
                                                      ============      ============      ============     ============

Not all Investment Divisions are available under all policies.
(a) For the period March 2005 (Commencement of Investments) through December 2005.
(b) For the period May 2005 (Commencement of Investments) through December 2005.
(c) For the period September 2005 (Commencement of Investments) through December 2005.
(d) For the period November 2005 (Commencement of Investments) through December 2005.
(e)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


    MORGAN STANLEY      PIMCO LOW        PIMCO REAL        PIMCO TOTAL
    UIF U.S. REAL      DURATION--         RETURN--          RETURN--            ROYCE             ROYCE
       ESTATE--      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE       MICRO-CAP         SMALL-CAP
       CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES        PORTFOLIO       PORTFOLIO(D)
    --------------------------------------------------------------------------------------------------------
     $     29,914     $      7,099      $     29,465      $    197,249      $      4,065      $         --
           (8,316)            (694)           (2,404)          (15,210)           (1,605)              (27)
     ------------     ------------      ------------      ------------      ------------      ------------
           21,598            6,405            27,061           182,039             2,460               (27)
     ------------     ------------      ------------      ------------      ------------      ------------
          929,938            6,729            50,096         1,247,892            74,983                57
         (683,564)          (6,839)          (50,492)       (1,258,210)          (75,684)              (56)
     ------------     ------------      ------------      ------------      ------------      ------------
          246,374             (110)             (396)          (10,318)             (701)                1
           66,074              765            14,971           132,551            12,282             1,710
           80,835           (5,257)          (33,847)         (218,654)           70,495               638
     ------------     ------------      ------------      ------------      ------------      ------------
          393,283           (4,602)          (19,272)          (96,421)           82,076             2,349
     ------------     ------------      ------------      ------------      ------------      ------------
     $    414,881     $      1,803      $      7,789      $     85,618      $     84,536      $      2,322
     ============     ============      ============      ============      ============      ============

                                                                                                 VAN ECK
                                                                            T. ROWE PRICE       WORLDWIDE
                                                          T. ROWE PRICE       PERSONAL          ABSOLUTE
    T. ROWE PRICE     T. ROWE PRICE     T. ROWE PRICE      NEW AMERICA        STRATEGY          RETURN--
      INDEX 500       INTERNATIONAL     LIMITED-TERM         GROWTH           BALANCED        INITIAL CLASS
     PORTFOLIO(B)    STOCK PORTFOLIO   BOND PORTFOLIO       PORTFOLIO         PORTFOLIO          SHARES
    --------------------------------------------------------------------------------------------------------
     $        124     $     10,408      $     11,085      $         --      $    115,904      $         --
              (13)          (1,772)             (871)             (552)          (18,522)             (222)
     ------------     ------------      ------------      ------------      ------------      ------------
              111            8,636            10,214              (552)           97,382              (222)
     ------------     ------------      ------------      ------------      ------------      ------------
            7,260           76,226           210,558           135,764           474,179             9,352
           (7,194)         (62,056)         (216,237)         (132,308)         (433,092)           (9,378)
     ------------     ------------      ------------      ------------      ------------      ------------
               66           14,170            (5,679)            3,456            41,087               (26)
               --            2,263                --                --            64,965                --
              421           63,425              (624)           15,905           203,506                28
     ------------     ------------      ------------      ------------      ------------      ------------
              487           79,858            (6,303)           19,361           309,558                 2
     ------------     ------------      ------------      ------------      ------------      ------------
     $        598     $     88,494      $      3,911      $     18,809      $    406,940      $       (220)
     ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005,
and December 31, 2004

                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                 BASIC VALUE--                    BOND--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2005           2004           2005           2004
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $      3,166   $      1,542   $    203,072   $    152,789
    Net realized gain (loss) on investments.............         2,295            134          9,497         15,354
    Realized gain distribution received.................         7,231             --             --         55,836
    Change in unrealized appreciation (depreciation) on
      investments.......................................        19,467         42,210       (105,852)       (58,215)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        32,159         43,886        106,717        165,764
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       149,075         47,700        888,179        676,074
    Cost of insurance...................................       (26,931)       (23,020)      (173,078)      (144,716)
    Policyowners' surrenders............................           (21)       (13,117)            --             --
    Net transfers from (to) Fixed Account...............        86,525         18,396        586,450         50,993
    Transfers between Investment Divisions..............            --             --         90,682      1,420,778
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       208,648         29,959      1,392,233      2,003,129
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................             9            (30)          (122)          (287)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       240,816         73,815      1,498,828      2,168,606
NET ASSETS:
    Beginning of year...................................       463,202        389,387      6,135,701      3,967,095
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $    704,018   $    463,202   $  7,634,529   $  6,135,701
                                                          ============   ============   ============   ============

                                                                                                MAINSTAY VP
                                                                  MAINSTAY VP                   HIGH YIELD
                                                                 GOVERNMENT--                CORPORATE BOND--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2005           2004           2005           2004
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     32,460   $     35,223   $    367,858   $    264,599
    Net realized gain (loss) on investments.............         4,809            285         31,611         25,315
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       (17,469)       (12,277)      (235,343)       160,323
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        19,800         23,231        164,126        450,237
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       247,306        210,905      1,870,451        799,643
    Cost of insurance...................................       (35,981)       (30,431)      (149,929)      (124,091)
    Policyowners' surrenders............................       (81,159)            --           (383)       (32,776)
    Net transfers from (to) Fixed Account...............        13,450        (14,459)       604,861         76,773
    Transfers between Investment Divisions..............       104,871         (5,906)        17,139        (59,049)
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       248,487        160,109      2,342,139        660,500
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (29)           (40)           (71)          (713)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       268,258        183,300      2,506,194      1,110,024
NET ASSETS:
    Beginning of year...................................     1,003,811        820,511      4,365,687      3,255,663
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  1,272,069   $  1,003,811   $  6,871,881   $  4,365,687
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.
(g) For the period March 2005 (Commencement of Investments) through December 2005.
(h) For the period May 2005 (Commencement of Investments) through December 2005.
(i) For the period September 2005 (Commencement of Investments) through December 2005.
(j) For the period November 2005 (Commencement of Investments) through December 2005.
(k)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            MAINSTAY VP                                                 MAINSTAY VP                   MAINSTAY VP
      CAPITAL APPRECIATION--              MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--
           INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $    (45,385)  $   (110,222)  $    283,789   $     94,181   $    655,619   $    913,341   $      6,018   $      3,809
        (177,306)   (12,788,142)           (26)         2,906        843,733     (9,577,927)         8,770          1,213
              --             --             --             --      1,061,242             --             --             --
       1,270,192     12,149,736            512            144      3,702,180     18,160,246         23,251          7,552
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,047,501       (748,628)       284,275         97,231      6,262,774      9,495,660         38,039         12,574
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         114,338        179,045     30,012,696     10,753,344        727,688      1,143,542        161,755         60,307
         (96,905)      (395,160)      (192,944)      (146,258)      (467,058)      (786,299)        (4,445)        (3,070)
            (455)        (2,025)            --       (726,942)            --             --       (107,997)            --
       9,508,412          1,234     (4,210,621)   298,939,665     (4,078,880)         7,384        135,572            866
        (327,937)   (11,641,842)    (6,824,941)  (302,042,021)        (4,211)    46,687,666        104,871        (20,213)
         (25,557)      (113,351)        (3,383)            --        (34,354)      (147,257)       (38,108)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,171,896    (11,972,099)    18,780,807      6,777,788     (3,856,815)    46,905,036        251,648         37,890
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             130          1,421            (24)           (96)         1,035         (2,679)            (8)            (5)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      10,219,527    (12,719,306)    19,065,058      6,874,923      2,406,994     56,398,017        289,679         50,459
       8,674,119     21,393,425     15,402,406      8,527,483     87,579,350     31,181,333        229,085        178,626
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,893,646   $  8,674,119   $ 34,467,464   $ 15,402,406   $ 89,986,344   $ 87,579,350   $    518,764   $    229,085
    ============   ============   ============   ============   ============   ============   ============   ============

                                                                                                      MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   LORD ABBETT
         INCOME & GROWTH--          INTERNATIONAL EQUITY--          LARGE CAP GROWTH--            DEVELOPING GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005         2004(A)
    ---------------------------------------------------------------------------------------------------------------------
    $      9,768   $        816   $    594,211   $    290,493   $     (2,531)  $     (1,367)  $         --   $         --
           1,209             32        391,165          1,717        (74,774)       (11,409)            --             16
              --             --      2,383,016             --             --             --             --             --
           3,622          5,158        693,445      6,570,463         93,685         (4,861)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          14,599          6,006      4,061,837      6,862,673         16,380        (17,637)            --             16
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         454,406             --      2,349,646      2,328,805         58,225         98,096             --             --
          (8,255)          (578)    (1,320,379)      (612,325)       (15,782)       (16,419)            --             --
              --             --       (130,532)        (4,383)      (105,596)       (23,688)            --             --
           4,961         43,830      1,230,363         30,032           (190)        10,717             --          2,187
         418,594             --         12,929     28,897,685        104,871       (144,829)            --         (2,203)
              --             --        (72,802)       (85,191)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         869,706         43,252      2,069,225     30,554,623         41,528        (76,123)            --            (16)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --            539         (6,952)            18             19             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         884,305         49,258      6,131,601     37,410,344         57,926        (93,741)            --             --
          53,261          4,003     53,806,037     16,395,693        316,356        410,097             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    937,566   $     53,261   $ 59,937,638   $ 53,806,037   $    374,282   $    316,356   $         --   $         --
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005,
and December 31, 2004

                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                MID CAP CORE--               MID CAP GROWTH--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2005           2004           2005         2004(A)
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    125,248   $    121,319   $       (739)  $        (20)
    Net realized gain (loss) on investments.............       104,195         19,453          9,643             11
    Realized gain distribution received.................     4,044,267        728,829            209             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................     1,608,860      4,943,357         42,911          8,061
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     5,882,570      5,812,958         52,024          8,052
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................         9,504         29,153        107,694         90,885
    Cost of insurance...................................      (176,609)       (67,684)        (4,973)          (389)
    Policyowners' surrenders............................        (2,070)        (2,328)            --             --
    Net transfers from (to) Fixed Account...............      (304,076)         1,862        165,859         44,973
    Transfers between Investment Divisions..............        38,797     32,230,129          2,128             --
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............      (434,454)    32,191,132        270,708        135,469
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................          (675)        (2,022)            --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     5,447,441     38,002,068        322,732        143,521
NET ASSETS:
    Beginning of year...................................    38,047,460         45,392        143,521             --
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $ 43,494,901   $ 38,047,460   $    466,253   $    143,521
                                                          ============   ============   ============   ============

                                                                  MAINSTAY VP                 ALGER AMERICAN
                                                                    VALUE--                 LEVERAGED ALLCAP--
                                                                 INITIAL CLASS                CLASS O SHARES
                                                          ---------------------------   ---------------------------
                                                              2005           2004           2005         2004(A)
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)                          $  1,272,924   $  1,270,130   $        (77)  $        (11)
    Net realized gain (loss) on investments                    425,309         22,728          4,213             (5)
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................     6,069,743     10,379,156            712            886
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     7,767,976     11,672,014          4,848            870
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       493,266         14,005         48,470            438
    Cost of insurance...................................      (630,645)      (287,257)          (385)           (98)
    Policyowners' surrenders............................            --             --              3             --
    Net transfers from (to) Fixed Account...............      (803,283)            51        (34,716)        11,332
    Transfers between Investment Divisions..............       (67,376)   118,619,011         (4,255)            --
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............    (1,008,038)   118,345,810          9,117         11,672
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................         1,054         (3,019)            --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     6,760,992    130,014,805         13,965         12,542
NET ASSETS:
    Beginning of year...................................   130,076,041         61,236         12,542             --
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $136,837,033   $130,076,041   $     26,507   $     12,542
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.
(g) For the period March 2005 (Commencement of Investments) through December 2005.
(h) For the period May 2005 (Commencement of Investments) through December 2005.
(i) For the period September 2005 (Commencement of Investments) through December 2005.
(j) For the period November 2005 (Commencement of Investments) through December 2005.
(k)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
          MID CAP VALUE--             S&P 500(R) INDEX--            SMALL CAP GROWTH--              TOTAL RETURN--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005         2004(C)          2005           2004           2005         2004(A)          2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $    296,620   $    365,443   $    720,969   $  1,107,254   $       (117)  $         (6)  $     17,300   $     13,755
          44,744          5,874       (499,116)    (1,013,354)         2,703             (4)       (14,605)      (132,742)
       2,608,661        470,229             --             --            593             --             --             --
          17,058      5,630,421      5,221,670     10,169,524           (415)           450         89,220        177,796
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,967,083      6,471,967      5,443,523     10,263,424          2,764            440         91,915         58,809
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          96,927             --      6,342,477      2,706,684         92,350            917        200,468        279,647
        (256,992)      (103,276)    (3,026,783)    (2,467,862)          (734)           (69)       (37,174)       (32,908)
            (722)            --       (192,828)       (43,348)           (70)            --             --             --
          71,483         10,999     (4,498,125)       (90,146)       (65,948)         4,803        263,802             --
              --     48,302,687        184,822     28,346,643             --             --         11,029       (201,106)
              --             --       (164,185)      (491,671)            --             --            345             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (89,304)    48,210,410     (1,354,622)    27,960,300         25,598          5,651        438,470         45,633
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             879         (2,244)         5,274         (8,509)            --             --              1            (67)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,878,658     54,680,133      4,094,175     38,215,215         28,362          6,091        530,386        104,375
      54,680,133             --    131,638,529     93,423,314          6,091             --      1,360,643      1,256,268
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 57,558,791   $ 54,680,133   $135,732,704   $131,638,529   $     34,453   $      6,091   $  1,891,029   $  1,360,643
    ============   ============   ============   ============   ============   ============   ============   ============

          ALGER AMERICAN                   AMERICAN              BARON CAPITAL
      SMALL CAPITALIZATION--         CENTURY(R) VP VALUE--          ASSET--                  CALVERT                  DAVIS
          CLASS O SHARES                   CLASS II             INSURANCE SHARES         SOCIAL BALANCED         VALUE PORTFOLIO
    ---------------------------   ---------------------------   ----------------   ---------------------------   ---------------
        2005           2004           2005         2004(C)          2005(K)            2005           2004           2005(K)
    ----------------------------------------------------------------------------------------------------------------------------
    $     (1,193)  $     (1,564)  $        827   $        (84)    $         --     $      9,645   $      6,380    $      1,904
         107,305          1,807         (1,309)            (1)              --           38,366            365              --
              --             --         18,933             --               --               --             --              --
         (68,058)        46,395         (5,719)         8,203              457           14,651         14,825          (4,820)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------    ------------
          38,054         46,638         12,732          8,118              457           62,662         21,570          (2,916)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------    ------------
         143,157         76,963        100,580             --               --          529,974        339,788              --
          (5,567)        (4,912)        (4,986)          (938)              --          (15,107)        (5,646)             --
        (118,427)       (24,433)        (1,491)            --               --         (773,021)       (21,315)             --
         (28,729)        10,046        (32,634)            --          127,300          (81,989)        62,550              --
        (223,158)        28,691         56,455        104,999               --          740,480        (15,065)        203,000
            (581)            --             --             --               --               --             --              --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------    ------------
        (233,305)        86,355        117,924        104,061          127,300          400,337        360,312         203,000
    ------------   ------------   ------------   ------------     ------------     ------------   ------------    ------------
              10            (48)            --             (2)              --              (21)            (2)             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------    ------------
        (195,241)       132,945        130,656        112,177          127,757          462,978        381,880         200,084
         403,932        270,987        112,177             --               --          409,318         27,438              --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------    ------------
    $    208,691   $    403,932   $    242,833   $    112,177     $    127,757     $    872,296   $    409,318    $    200,084
    ============   ============   ============   ============     ============     ============   ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005,
and December 31, 2004

                                                                  DREYFUS IP                    DREYFUS VIF
                                                              TECHNOLOGY GROWTH--          DEVELOPING LEADERS--
                                                                INITIAL SHARES                INITIAL SHARES
                                                          ---------------------------   ---------------------------
                                                              2005           2004           2005           2004
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     (1,307)  $       (225)  $       (785)  $       (329)
    Net realized gain (loss) on investments.............         2,774         (2,683)         1,524         53,182
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................        26,907            215         20,303        (26,678)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        28,374         (2,693)        21,042         26,175
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................        89,630          4,703        102,286        155,905
    Cost of insurance...................................        (4,456)        (2,031)        (7,080)        (7,004)
    Policyowners' surrenders............................            --             --           (931)        (2,200)
    Net transfers from (to) Fixed Account...............       (63,380)        11,606         20,770         (3,609)
    Transfers between Investment Divisions..............       153,394        120,025         (4,470)      (167,209)
    Policyowners' death benefits........................            --             --           (568)            --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       175,188        134,303        110,007        (24,117)
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            (1)            --              5            (10)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       203,561        131,610        131,054          2,048
NET ASSETS:
    Beginning of year...................................       132,576            966        200,078        198,030
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $    336,137   $    132,576   $    331,132   $    200,078
                                                          ============   ============   ============   ============

                                                                                              FIDELITY(R) VIP
                                                                FIDELITY(R) VIP                 INVESTMENT
                                                                  INDEX 500--                  GRADE BOND--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2005           2004           2005           2004
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     74,929   $       (124)  $     37,551   $     24,338
    Net realized gain (loss) on investments.............        65,299        (39,884)       (10,599)        48,400
    Realized gain distribution received.................            --             --         25,436         21,195
    Change in unrealized appreciation (depreciation) on
      investments.......................................       517,985        531,743        (14,816)       (11,971)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       658,213        491,735         37,572         81,962
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     7,303,982      2,737,942        673,342        403,714
    Cost of insurance...................................      (226,202)       (60,805)       (31,136)       (23,733)
    Policyowners' surrenders............................        (8,484)        (1,494)       (16,661)       (12,622)
    Net transfers from (to) Fixed Account...............     1,330,138      2,732,857        319,590        (54,465)
    Transfers between Investment Divisions..............     1,201,225         73,261        321,703         29,497
    Policyowners' death benefits........................          (566)            --         (3,341)            --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............     9,600,093      5,481,761      1,263,497        342,391
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................             9            (14)            (7)           (17)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............    10,258,315      5,973,482      1,301,062        424,336
NET ASSETS:
    Beginning of year...................................     6,367,716        394,234      1,040,192        615,856
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $ 16,626,031   $  6,367,716   $  2,341,254   $  1,040,192
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.
(g) For the period March 2005 (Commencement of Investments) through December 2005.
(h) For the period May 2005 (Commencement of Investments) through December 2005.
(i) For the period September 2005 (Commencement of Investments) through December 2005.
(j) For the period November 2005 (Commencement of Investments) through December 2005.
(k)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                FIDELITY(R) VIP   FIDELITY(R) VIP
          FIDELITY(R) VIP               FIDELITY(R) VIP          FREEDOM 2010      FREEDOM 2020           FIDELITY(R) VIP
          CONTRAFUND(R)--               EQUITY INCOME--           PORTFOLIO--       PORTFOLIO--              GROWTH--
           INITIAL CLASS                 INITIAL CLASS          INITIAL SHARES    INITIAL SHARES           INITIAL CLASS
    ---------------------------   ---------------------------   ---------------   ---------------   ---------------------------
        2005           2004           2005           2004           2005(K)           2005(K)           2005           2004
    ---------------------------------------------------------------------------------------------------------------------------
    $     (3,834)  $     (1,629)  $     40,800   $     13,765    $      1,081      $        475     $        595   $     (1,421)
          73,994         31,690         26,380          2,077              --                --           18,020        (24,713)
             595             --        141,663          6,577              --                --               --             --
         630,641        248,467         66,269        304,640            (614)             (521)         214,684        134,390
    ------------   ------------   ------------   ------------    ------------      ------------     ------------   ------------
         701,396        278,528        275,112        327,059             467               (46)         233,299        108,256
    ------------   ------------   ------------   ------------    ------------      ------------     ------------   ------------
       1,361,219        603,934      1,336,625      1,125,683         220,433            82,662        1,476,571      1,009,524
         (93,817)       (48,621)       (91,023)       (67,313)             --                --          (30,149)       (16,111)
         (22,011)       (41,926)        (6,389)       (23,835)             --                --             (671)            --
         914,912         59,912        672,091        737,638              --                --          373,028        592,390
         807,606        453,390        (37,586)         2,615              --                --           (5,559)         3,107
            (495)            --             --             --              --                --               --             --
    ------------   ------------   ------------   ------------    ------------      ------------     ------------   ------------
       2,967,414      1,026,689      1,873,718      1,774,788         220,433            82,662        1,813,220      1,588,910
    ------------   ------------   ------------   ------------    ------------      ------------     ------------   ------------
             (94)          (150)            51           (141)             --                --                3              1
    ------------   ------------   ------------   ------------    ------------      ------------     ------------   ------------
       3,668,716      1,305,067      2,148,881      2,101,706         220,900            82,616        2,046,522      1,697,167
       2,555,437      1,250,370      3,657,987      1,556,281              --                --        1,905,522        208,355
    ------------   ------------   ------------   ------------    ------------      ------------     ------------   ------------
    $  6,224,153   $  2,555,437   $  5,806,868   $  3,657,987    $    220,900      $     82,616     $  3,952,044   $  1,905,522
    ============   ============   ============   ============    ============      ============     ============   ============

                                                                                                      JANUS ASPEN
          FIDELITY(R) VIP               FIDELITY(R) VIP            FIDELITY(R) VIP VALUE                SERIES
             MID-CAP--                    OVERSEAS--                   STRATEGIES--                   BALANCED--
           INITIAL CLASS                 INITIAL CLASS                SERVICE CLASS 2            INSTITUTIONAL SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005         2004(E)          2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $    (27,369)  $     (4,309)  $     (1,481)  $       (451)  $       (246)  $         (8)  $    225,951   $    203,306
         257,535         (1,267)        33,973         (5,761)           553              6        230,276         70,663
          90,375             --          4,048             --            905             --             --             --
       1,124,135        657,216        542,300         88,783          4,851          3,009        510,298        671,802
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,444,676        651,640        578,840         82,571          6,063          3,007        966,525        945,771
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,681,799      2,073,654      2,070,464        370,245         64,256             --        790,409        695,783
        (103,802)       (35,204)       (34,667)        (5,275)        (1,737)           (51)      (391,439)      (341,843)
          (1,351)       (10,794)            --             --         (2,527)            --           (659)       (28,074)
       1,513,327      1,569,137        148,804        264,058         30,412         23,884         54,597        633,761
         303,538        288,613        826,210        (16,633)         5,955             --       (522,881)       200,813
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,393,511      3,885,406      3,010,811        612,395         96,359         23,833        (69,973)     1,160,440
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (22)           (41)            (6)            (1)            --             --           (216)        (1,033)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,838,165      4,537,005      3,589,645        694,965        102,422         26,840        896,336      2,105,178
       4,813,424        276,419        704,663          9,698         26,840             --     13,365,988     11,260,810
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 10,651,589   $  4,813,424   $  4,294,308   $    704,663   $    129,262   $     26,840   $ 14,262,324   $ 13,365,988
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005,
and December 31, 2004

                                                                                         JANUS ASPEN
                                                              JANUS ASPEN                  SERIES
                                                             SERIES FORTY--           MID CAP GROWTH--
                                                          INSTITUTIONAL SHARES      INSTITUTIONAL SHARES
                                                          --------------------   ---------------------------
                                                                2005(I)              2005         2004(A)
                                                          --------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................      $        193       $     (5,517)  $       (470)
    Net realized gain (loss) on investments.............                12             10,073        (12,886)
    Realized gain distribution received.................                --                 --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................             3,571            237,121         94,790
                                                              ------------       ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................             3,776            241,677         81,434
                                                              ------------       ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................           193,728          1,564,589        382,722
    Cost of insurance...................................              (730)           (22,343)        (5,140)
    Policyowners' surrenders............................                --                 --             --
    Net transfers from (to) Fixed Account...............           110,151            329,582        157,821
    Transfers between Investment Divisions..............                --            636,653         21,498
    Policyowners' death benefits........................                --               (587)            --
                                                              ------------       ------------   ------------
      Net contributions and (withdrawals)...............           303,149          2,507,894        556,901
                                                              ------------       ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................                --                 --             --
                                                              ------------       ------------   ------------
        Increase (decrease) in net assets...............           306,925          2,749,571        638,335
NET ASSETS:
    Beginning of year...................................                --            638,335             --
                                                              ------------       ------------   ------------
    End of year.........................................      $    306,925       $  3,387,906   $    638,335
                                                              ============       ============   ============

                                                                    MFS(R)
                                                                 NEW DISCOVERY                    MFS(R)
                                                                   SERIES--                 UTILITIES SERIES--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2005         2004(A)          2005           2004
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     (1,757)  $       (301)  $        (25)  $      3,215
    Net realized gain (loss) on investments.............        13,572           (709)           133         28,630
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................        26,340         39,907          1,311        (19,528)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        38,155         38,897          1,419         12,317
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       222,612        120,009         13,483          3,978
    Cost of insurance...................................        (4,364)        (1,100)          (307)        (3,132)
    Policyowners' surrenders............................           (68)            --           (920)            --
    Net transfers from (to) Fixed Account...............        21,687        155,463         10,128             --
    Transfers between Investment Divisions..............         2,964          1,987             --       (237,385)
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       242,831        276,359         22,384       (236,539)
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            --             --             --            (11)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       280,986        315,256         23,803       (224,233)
NET ASSETS:
    Beginning of year...................................       315,256             --             --        224,233
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $    596,242   $    315,256   $     23,803   $         --
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.
(g) For the period March 2005 (Commencement of Investments) through December 2005.
(h) For the period May 2005 (Commencement of Investments) through December 2005.
(i) For the period September 2005 (Commencement of Investments) through December 2005.
(j) For the period November 2005 (Commencement of Investments) through December 2005.
(k)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            JANUS ASPEN                                          LORD ABBETT                     MFS(R)
              SERIES               LAZARD RETIREMENT            SERIES FUND--                   INVESTORS
        WORLDWIDE GROWTH--        INTERNATIONAL EQUITY          MID-CAP VALUE                TRUST SERIES--
       INSTITUTIONAL SHARES            PORTFOLIO                  PORTFOLIO                   INITIAL CLASS
    ---------------------------   --------------------   ---------------------------   ---------------------------
        2005           2004             2005(G)              2005           2004           2005           2004
    --------------------------------------------------------------------------------------------------------------
    $      8,645   $      2,756       $         80       $     17,291   $     11,554   $        502   $        399
         (26,593)       (21,965)               (11)           214,070          8,529          1,103            633
              --             --                162            523,295         81,840             --             --
          65,234         51,288              1,714           (189,675)       695,782         10,027         11,314
    ------------   ------------       ------------       ------------   ------------   ------------   ------------
          47,286         32,079              1,945            564,981        797,705         11,632         12,346
    ------------   ------------       ------------       ------------   ------------   ------------   ------------
         265,319        183,330             15,988          3,347,097      3,848,921             --         52,041
         (24,369)       (22,180)              (410)          (148,685)       (53,110)        (4,558)        (4,128)
            (615)        (4,782)              (513)           (11,530)            --             --             --
         115,260         58,628              9,366           (611,438)       601,673             --             --
        (278,479)            --                 --                 --        499,603             --             --
              --             --                 --            (11,712)            --             --             --
    ------------   ------------       ------------       ------------   ------------   ------------   ------------
          77,116        214,996             24,431          2,563,732      4,897,087         (4,558)        47,913
    ------------   ------------       ------------       ------------   ------------   ------------   ------------
              24            (52)                --                  9            (53)            (2)            (4)
    ------------   ------------       ------------       ------------   ------------   ------------   ------------
         124,426        247,023             26,376          3,128,722      5,694,739          7,072         60,255
         714,581        467,558                 --          6,039,906        345,167        168,919        108,664
    ------------   ------------       ------------       ------------   ------------   ------------   ------------
    $    839,007   $    714,581       $     26,376       $  9,168,628   $  6,039,906   $    175,991   $    168,919
    ============   ============       ============       ============   ============   ============   ============

                                                                                                           PIMCO
        MORGAN STANLEY UIF             MORGAN STANLEY UIF             MORGAN STANLEY UIF              LOW DURATION--
         EMERGING MARKETS               EMERGING MARKETS              U.S. REAL ESTATE--              ADMINISTRATIVE
           DEBT--CLASS I                EQUITY--CLASS I                    CLASS I                     CLASS SHARES
    ---------------------------   ----------------------------   ----------------------------   ---------------------------
        2005         2004(A)          2005           2004            2005           2004            2005         2004(F)
    -----------------------------------------------------------------------------------------------------------------------
    $      2,953   $      7,811   $        336   $        (221)  $     21,598   $      15,629   $      6,405   $        564
            (234)        (9,918)        57,076           3,797        246,374          28,598           (110)            (1)
             654          3,661             --              --         66,074          21,270            765            610
           3,486             30        289,191          78,260         80,835         336,718         (5,257)        (1,162)
    ------------   ------------   ------------   -------------   ------------   -------------   ------------   ------------
           6,859          1,584        346,603          81,836        414,881         402,215          1,803             11
    ------------   ------------   ------------   -------------   ------------   -------------   ------------   ------------
          10,035         57,061        678,038         292,089      1,181,102         595,111          2,127             --
            (677)        (1,307)       (15,653)         (5,164)       (27,187)        (18,941)        (5,696)          (646)
              --             --       (262,081)         (8,493)        (6,636)         (2,721)          (557)            --
          54,318         50,741         61,337          13,279        177,873         118,919          9,163             --
           8,624       (107,646)       235,712         105,645       (275,594)          7,817         78,878        201,160
              --             --             --              --         (3,137)             --             --             --
    ------------   ------------   ------------   -------------   ------------   -------------   ------------   ------------
          72,300         (1,151)       697,353         397,356      1,046,421         700,185         83,915        200,514
    ------------   ------------   ------------   -------------   ------------   -------------   ------------   ------------
              (2)            --            (41)            (10)           (34)            (83)            (1)            --
    ------------   ------------   ------------   -------------   ------------   -------------   ------------   ------------
          79,157            433      1,043,915         479,182      1,461,268       1,102,317         85,717        200,525
             433             --        510,062          30,880      1,760,490         658,173        200,525             --
    ------------   ------------   ------------   -------------   ------------   -------------   ------------   ------------
    $     79,590   $        433   $  1,553,977   $     510,062   $  3,221,758   $   1,760,490   $    286,242   $    200,525
    ============   ============   ============   =============   ============   =============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005,
and December 31, 2004

                                                                  PIMCO REAL                    PIMCO TOTAL
                                                                   RETURN--                      RETURN--
                                                                ADMINISTRATIVE                ADMINISTRATIVE
                                                                 CLASS SHARES                  CLASS SHARES
                                                          ---------------------------   ---------------------------
                                                              2005         2004(F)          2005         2004(C)
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     27,061   $        228   $    182,039   $     14,903
    Net realized gain (loss) on investments.............          (396)            --        (10,318)         1,147
    Realized gain distribution received.................        14,971          3,135        132,551         38,301
    Change in unrealized appreciation (depreciation) on
      investments.......................................       (33,847)        (1,517)      (218,654)       (11,326)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................         7,789          1,846         85,618         43,025
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     1,198,758             --      4,232,903      2,469,632
    Cost of insurance...................................       (22,003)          (232)      (116,878)       (24,841)
    Policyowners' surrenders............................            --             --         (1,813)            --
    Net transfers from (to) Fixed Account...............        82,553             --        300,689        539,259
    Transfers between Investment Divisions..............         4,363        100,580      1,078,193             --
    Policyowners' death benefits........................            --             --         (5,037)            --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............     1,263,671        100,348      5,488,057      2,984,050
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            (1)            --             (1)            --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     1,271,459        102,194      5,573,674      3,027,075
NET ASSETS:
    Beginning of year...................................       102,194             --      3,027,075             --
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  1,373,653   $    102,194   $  8,600,749   $  3,027,075
                                                          ============   ============   ============   ============

                                                                 T. ROWE PRICE                 T. ROWE PRICE
                                                               BLUE CHIP GROWTH                EQUITY INCOME
                                                                   PORTFOLIO                     PORTFOLIO
                                                          ---------------------------   ---------------------------
                                                              2005         2004(D)          2005           2004
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    (11,059)  $     21,267   $    121,326   $     48,422
    Net realized gain (loss) on investments.............        15,504          1,495        145,464         26,401
    Realized gain distribution received.................            --             --        500,340        108,674
    Change in unrealized appreciation (depreciation) on
      investments.......................................       460,485        345,717       (393,123)       427,083
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       464,930        368,479        374,007        610,580
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     2,809,840      4,115,558      3,801,757      3,393,656
    Cost of insurance...................................      (152,473)       (47,202)      (194,291)      (106,069)
    Policyowners' surrenders............................        (8,594)            --       (394,951)       (17,542)
    Net transfers from (to) Fixed Account...............       503,029        149,860      1,289,593        304,529
    Transfers between Investment Divisions..............            --        115,051        579,636        (63,144)
    Policyowners' death benefits........................       (20,784)            --        (55,992)            --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............     3,131,018      4,333,267      5,025,752      3,511,430
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................             2             (5)            59           (134)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     3,595,950      4,701,741      5,399,818      4,121,876
NET ASSETS:
    Beginning of year...................................     4,701,741             --      6,075,937      1,954,061
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  8,297,691   $  4,701,741   $ 11,475,755   $  6,075,937
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.
(g) For the period March 2005 (Commencement of Investments) through December 2005.
(h) For the period May 2005 (Commencement of Investments) through December 2005.
(i) For the period September 2005 (Commencement of Investments) through December 2005.
(j) For the period November 2005 (Commencement of Investments) through December 2005.
(k)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

               ROYCE                 ROYCE           SCUDDER VIT EAFE(R)               SCUDDER VIT
             MICRO-CAP             SMALL-CAP         EQUITY INDEX FUND--         SMALL CAP INDEX FUND--
             PORTFOLIO             PORTFOLIO           CLASS A SHARES                CLASS A SHARES
    ---------------------------   ------------   ---------------------------   ---------------------------
        2005         2004(F)        2005(J)          2005         2004(E)          2005           2004
    ------------------------------------------------------------------------------------------------------
    $      2,460   $        (44)  $        (27)  $         (1)  $         (1)  $     21,719   $       (592)
            (701)           (25)             1            177             --        144,949        (19,227)
          12,282          9,880          1,710             --             --        187,454             --
          70,495          2,990            638           (143)           143         19,690        168,426
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          84,536         12,801          2,322             33            142        373,812        148,607
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         114,313        181,770             --             --             --      1,031,110        989,656
         (10,115)          (426)           (30)            (4)            (2)       (42,812)        (9,338)
            (478)            --             --             --             --         (3,975)            --
         310,688             --        185,191             --          1,278      1,728,352        280,402
           4,363        100,580             --         (1,447)            --        178,761      4,485,627
              --             --             --             --             --         (3,483)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         418,771        281,924        185,161         (1,451)         1,276      2,887,953      5,746,347
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
              (5)            (1)            --             --             --             (1)            (3)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         503,302        294,724        187,483         (1,418)         1,418      3,261,764      5,894,951
         294,724             --             --          1,418             --      5,895,945            994
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    798,026   $    294,724   $    187,483   $         --   $      1,418   $  9,157,709   $  5,895,945
    ============   ============   ============   ============   ============   ============   ============

    T. ROWE PRICE          T. ROWE PRICE                 T. ROWE PRICE                 T. ROWE PRICE
      INDEX 500         INTERNATIONAL STOCK            LIMITED-TERM BOND            NEW AMERICA GROWTH
      PORTFOLIO              PORTFOLIO                     PORTFOLIO                     PORTFOLIO
    -------------   ---------------------------   ---------------------------   ---------------------------
       2005(H)          2005         2004(B)          2005           2004           2005         2004(F)
    -------------------------------------------------------------------------------------------------------
    $        111    $      8,636   $      3,459   $     10,214   $      5,293   $       (552)  $         --
              66          14,170             16         (5,679)           (32)         3,456             --
              --           2,263             --             --             --             --             --
             421          63,425         34,636           (624)        (3,862)        15,905            364
    ------------    ------------   ------------   ------------   ------------   ------------   ------------
             598          88,494         38,111          3,911          1,399         18,809            364
    ------------    ------------   ------------   ------------   ------------   ------------   ------------
          10,400         111,945         18,978        102,423         79,483        301,434         45,879
            (435)        (13,673)        (3,890)        (7,119)        (2,602)        (4,957)            --
              --            (359)            --         (2,644)        (3,719)          (998)            --
          13,220          28,928        175,216        118,915         20,319        150,782          2,468
              --          66,927        138,837        (56,790)        34,444         10,468             --
              --              --             --         (3,361)            --             --             --
    ------------    ------------   ------------   ------------   ------------   ------------   ------------
          23,185         193,768        329,141        151,424        127,925        456,729         48,347
    ------------    ------------   ------------   ------------   ------------   ------------   ------------
              --             (10)            (5)            (1)            (1)            (2)            --
    ------------    ------------   ------------   ------------   ------------   ------------   ------------
          23,783         282,252        367,247        155,334        129,323        475,536         48,711
              --         367,247             --        263,222        133,899         48,711             --
    ------------    ------------   ------------   ------------   ------------   ------------   ------------
    $     23,783    $    649,499   $    367,247   $    418,556   $    263,222   $    524,247   $     48,711
    ============    ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005,
and December 31, 2004

                                                                 T. ROWE PRICE                    VAN ECK
                                                               PERSONAL STRATEGY                 WORLDWIDE
                                                                   BALANCED                  ABSOLUTE RETURN--
                                                                   PORTFOLIO               INITIAL CLASS SHARES
                                                          ---------------------------   ---------------------------
                                                              2005         2004(B)          2005         2004(A)
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     97,382   $     12,106   $       (222)  $         (9)
    Net realized gain (loss) on investments.............        41,087         (4,534)           (26)            (1)
    Realized gain distribution received.................        64,965          7,983             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       203,506        142,798             28            (20)
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       406,940        158,353           (220)           (30)
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     2,168,618      1,919,381         38,629            217
    Cost of insurance...................................       (68,712)       (18,109)          (383)           (99)
    Policyowners' surrenders............................           (23)            --            (11)            --
    Net transfers from (to) Fixed Account...............        59,809         25,277         31,967          7,088
    Transfers between Investment Divisions..............        43,108      3,099,609         (4,260)         2,203
    Policyowners' death benefits........................        (4,094)            --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............     2,198,706      5,026,158         65,942          9,409
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     2,605,646      5,184,511         65,722          9,379
NET ASSETS:
    Beginning of year...................................     5,184,511             --          9,379             --
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  7,790,157   $  5,184,511   $     75,101   $      9,379
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.
(g) For the period March 2005 (Commencement of Investments) through December 2005.
(h) For the period May 2005 (Commencement of Investments) through December 2005.
(i) For the period September 2005 (Commencement of Investments) through December 2005.
(j) For the period November 2005 (Commencement of Investments) through December 2005.
(k)  For the period December 2005 (Commencement of Investments).

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation
("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies (CSVUL) ("Series 1 policies"), CorpExec VUL II policies (CESVUL2) ("Series 2 policies"), CorpExec VUL III policies (CESVUL3) ("Series 3 policies") and CorpExec VUL IV policies (CESVUL4) ("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC, NYLIFE Distributors LLC is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the A I M Advisors, Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the BAMCO, Inc., the Calvert Variable Series, Inc., the Davis Selected Advisors, L.P., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, Lazard Asset Management LLC, the Lord Abbett Series Fund, Inc., the MFS(R) Variable Insurance Trust(SM), Pacific Investment Management Company LLC, the Universal Institutional Funds, Inc., Scudder VIT Funds, Royce and Associates, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the Van Eck Associates Corporation (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.
New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation and Lord Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.
The following Investment Divisions are available to CSVUL policyowners: Mainstay VP Basic Value (formerly known as Mainstay VP Dreyfus Large Company Value), Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Common Stock (formerly known as Mainstay VP Growth Equity), Mainstay VP Convertible, Mainstay VP Government, Mainstay VP High Yield Corporate Bond, Mainstay VP Income and Growth (formerly known as Mainstay VP American Century Income and Growth), Mainstay VP International Equity, Mainstay VP Large Cap Growth (formerly known as Mainstay VP Growth), Mainstay VP S&P 500(R) Index (formerly known as Mainstay VP Indexed Equity), Mainstay VP Total Return, Mainstay VP Value, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) VIP Equity Income -- Initial Class, Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Morgan Stanley UIF Emerging Markets
Equity -- Class I, and T. Rowe Price Equity Income Portfolio.
The following Investment Divisions are available to CESVUL2, CESVUL3 and CESVUL4 policyowners: Mainstay VP Basic Value (formerly known as Mainstay VP Dreyfus Large Company Value), Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Common Stock (formerly known as Mainstay VP Growth Equity), Mainstay VP Convertible, Mainstay VP Floating Rate, Mainstay VP Government, Mainstay VP High Yield Corporate Bond, Mainstay VP Income and Growth (formerly known as Mainstay VP American Century Income and Growth), Mainstay VP International Equity, Mainstay VP Large Cap Growth (formerly known as Mainstay VP Growth), Mainstay VP Mid Cap Core, Mainstay VP Mid Cap Growth, Mainstay VP Mid Cap Value, Mainstay VP S&P 500(R) Index (formerly known as Mainstay VP Indexed Equity), Mainstay VP Small Cap Growth, Mainstay VP Value, A I M V.I. Real Estate Fund -- Series I Shares, Alger American Leveraged AllCap -- Class O Shares, Alger American Small
Capitalization -- Class O Shares, American Century(R) VP Value -- Class II, Baron Capital Assets -- Insurance Shares, Calvert Social Balanced, Davis Value Portfolio, Dreyfus IP Emerging Leaders -- Initial Shares, Dreyfus IP Technology Growth -- Initial Shares, Dreyfus VIF Developing Leaders -- Initial Shares (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP
Contrafund(R) -- Initial Class, Fidelity(R) VIP Equity-Income -- Initial Class, Fidelity(R) VIP Freedom 2010 Portfolio -- Initial Shares, Fidelity(R) VIP Freedom 2020 Portfolio -- Initial Shares, Fidelity(R) VIP Freedom 2030
Portfolio -- Initial Shares, Fidelity(R) VIP Growth -- Initial Class, Fidelity(R) VIP Index 500 -- Initial Class, Fidelity(R) VIP Investment Grade Bond -- Initial Class, Fidelity(R) VIP Mid-Cap -- Initial Class, Fidelity(R) VIP Overseas -- Initial Class, Fidelity(R) VIP Value Strategies -- Service Class 2, Janus Aspen Series Balanced -- Institutional Shares, Janus Aspen Series
Forty -- Institutional Shares, Janus Aspen Series Mid Cap
Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth -- Institutional Shares, Lazard Retirement International Equity Portfolio, Lord Abbett Series Fund -- Mid-Cap Value Portfolio, MFS(R) New Discovery Series -- Initial Class, MFS(R) Utilities Series -- Initial Class, Morgan Stanley UIF Emerging Markets Debt -- Class I,

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

Morgan Stanley UIF Emerging Markets Equity -- Class I, Morgan Stanley UIF U.S. Real Estate -- Class I, Pimco All Asset -- Administrative Class Shares, Pimco Low Duration -- Administrative Class Shares, Pimco Real Return -- Administrative Class Shares, Pimco Total Return -- Administrative Class Shares, Royce Micro-Cap Portfolio, Royce Small-Cap Portfolio, Scudder VIT Small Cap Index Fund -- Class A Shares, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Index 500 Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio, T. Rowe Price New America Growth Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio and Van Eck Worldwide Absolute Return -- Initial Class Shares.

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment division: Mainstay VP Floating Rate, A I M V.I. Real Estate Fund -- Series I Shares, Dreyfus IP Emerging Leaders -- Initial Shares, Fidelity(R) VIP Freedom Series 2030 Portfolio -- Initial Shares, and Pimco All Asset -- Administrative Class Shares.

Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Beginning in 2005, the amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of 2005. These amounts held as cash by NYLIAC, will be deposited into the investment divisions in accordance with the policyowners' instructions, on the first business day of 2006.

NOTE 2-- Investments (in 000's)
--------------------------------------------------------------------------------

At December 31, 2005, the investment of CSVUL Separate Account-I are as follows:


                                                                             MAINSTAY VP                      MAINSTAY VP
                                             MAINSTAY VP     MAINSTAY VP       CAPITAL        MAINSTAY VP       COMMON
                                            BASIC VALUE--      BOND--       APPRECIATION--       CASH           STOCK--
                                            INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     MANAGEMENT     INITIAL CLASS
                                            ------------------------------------------------------------------------------
Number of shares..........................          61             581              811          34,330           4,165
Identified cost...........................    $    649        $  7,768         $ 17,729        $ 34,330        $ 78,166


                                             MAINSTAY VP                     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                               MID CAP       MAINSTAY VP     S&P 500(R)       SMALL CAP         TOTAL
                                              GROWTH--         MID CAP         INDEX--        GROWTH--        RETURN--
                                            INITIAL CLASS       VALUE       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                            -----------------------------------------------------------------------------
Number of shares..........................          34           4,672           5,383               3             108
Identified cost...........................    $    415        $ 51,945        $141,115        $     34        $  1,742

  Investment activity for the year ended December 31, 2005, was as follows:


                                                                             MAINSTAY VP                      MAINSTAY VP
                                             MAINSTAY VP     MAINSTAY VP       CAPITAL        MAINSTAY VP       COMMON
                                            BASIC VALUE--      BOND--       APPRECIATION--       CASH           STOCK--
                                            INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     MANAGEMENT     INITIAL CLASS
                                            ------------------------------------------------------------------------------
Purchases.................................    $    253        $  2,303         $  9,828        $ 31,736        $  3,009
Proceeds from sales.......................          34             706              694          12,810           5,154


                                             MAINSTAY VP                     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                               MID CAP       MAINSTAY VP       S&P 500        SMALL CAP         TOTAL
                                              GROWTH--         MID CAP         INDEX--        GROWTH--        RETURN--
                                            INITIAL CLASS       VALUE       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                            -----------------------------------------------------------------------------
Purchases.................................    $    331        $  3,212        $ 10,805        $    102        $    614
Proceeds from sales.......................          60             396          11,432              76             158

Not all Investment Divisions available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                     MAINSTAY VP                                                     MAINSTAY VP
                                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     LORD ABBETT     MAINSTAY VP
     MAINSTAY VP     MAINSTAY VP      CORPORATE       INCOME &      INTERNATIONAL     LARGE CAP      DEVELOPING        MID CAP
    CONVERTIBLE--   GOVERNMENT--       BOND--         GROWTH--        EQUITY--        GROWTH--        GROWTH--         CORE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
            44             121              717              79           4,170              32              --           3,171
      $    484        $  1,292         $  6,533        $    930        $ 53,008        $    353        $     --        $ 36,958

                        ALGER             ALGER
                       AMERICAN          AMERICAN         AMERICAN      BARON CAPITAL                                 DREYFUS IP
     MAINSTAY VP      LEVERAGED           SMALL         CENTURY(R) VP      ASSET--        CALVERT        DAVIS        TECHNOLOGY
       VALUE--         ALLCAP--      CAPITALIZATION--      VALUE--        INSURANCE       SOCIAL         VALUE         GROWTH--
    INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II         SHARES        BALANCED      PORTFOLIO    INITIAL SHARES
    ------------------------------------------------------------------------------------------------------------------------------
          7,920               1                  9               30               5           449            16              37
       $120,459        $     25           $    192         $    240        $    127      $    841      $    205        $    309

                                     MAINSTAY VP                                                     MAINSTAY VP
                                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     LORD ABBETT     MAINSTAY VP
     MAINSTAY VP     MAINSTAY VP      CORPORATE       INCOME &      INTERNATIONAL     LARGE CAP      DEVELOPING        MID CAP
    CONVERTIBLE--   GOVERNMENT--       BOND--         GROWTH--        EQUITY--        GROWTH--        GROWTH--         CORE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
      $    450        $    473         $  3,137        $    890        $  7,517        $    171        $     --        $  4,910
           192             192              427              10           2,467             132              --           1,174

                        ALGER             ALGER
                       AMERICAN          AMERICAN         AMERICAN      BARON CAPITAL                                 DREYFUS IP
     MAINSTAY VP      LEVERAGED           SMALL         CENTURY(R) VP      ASSET--        CALVERT        DAVIS        TECHNOLOGY
       VALUE--         ALLCAP--      CAPITALIZATION--      VALUE--        INSURANCE       SOCIAL         VALUE         GROWTH--
    INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II         SHARES        BALANCED      PORTFOLIO    INITIAL SHARES
    ------------------------------------------------------------------------------------------------------------------------------
       $  4,200        $     60           $    204         $    199        $    127      $  1,301      $    205        $    260
          3,934              51                439               61              --           891            --              86

--------------------------------------------------------------------------------


                                           DREYFUS VIF                       FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                            DEVELOPING     FIDELITY(R) VIP       EQUITY-        FREEDOM 2010      FREEDOM 2020
                                            LEADERS--      CONTRAFUND(R)--      INCOME--         PORTFOLIO--       PORTFOLIO--
                                          INITIAL SHARES    INITIAL CLASS     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES
                                          --------------------------------------------------------------------------------------
Number of shares........................            8               201               228                20                 7
Identified cost.........................     $    297          $  5,221          $  5,293          $    222          $     83

                                           JANUS ASPEN     JANUS ASPEN
                                             SERIES          SERIES          LAZARD                          MFS(R)
                                             MID CAP        WORLDWIDE      RETIREMENT      LORD ABBETT      INVESTORS
                                            GROWTH--        GROWTH--      INTERNATIONAL   SERIES FUND--       TRUST
                                          INSTITUTIONAL   INSTITUTIONAL      EQUITY       MID-CAP VALUE     SERIES--
                                             SHARES          SHARES         PORTFOLIO       PORTFOLIO     INITIAL CLASS
                                          -----------------------------------------------------------------------------
Number of shares........................         117              30               2             435               9
Identified cost.........................    $  3,056        $    767        $     25        $  8,631        $    144


                                           DREYFUS VIF                       FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                            DEVELOPING     FIDELITY(R) VIP       EQUITY-        FREEDOM 2010      FREEDOM 2020
                                            LEADERS--      CONTRAFUND(R)--      INCOME--         PORTFOLIO--       PORTFOLIO--
                                          INITIAL SHARES    INITIAL CLASS     INITIAL CLASS    INITIAL SHARES    INITIAL SHARES
                                          --------------------------------------------------------------------------------------
Purchases...............................     $    122          $  3,304          $  2,635          $    222          $     83
Proceeds from sales.....................           13               339               587                --                --

                                           JANUS ASPEN     JANUS ASPEN
                                             SERIES          SERIES          LAZARD
                                             MID-CAP        WORLDWIDE      RETIREMENT      LORD ABBETT        MFS(R)
                                            GROWTH--        GROWTH--      INTERNATIONAL   SERIES FUND--   INVESTORS TRUST
                                          INSTITUTIONAL   INSTITUTIONAL      EQUITY       MID-CAP VALUE      SERIES--
                                             SHARES          SHARES         PORTFOLIO       PORTFOLIO      INITIAL CLASS
                                          -------------------------------------------------------------------------------
Purchases...............................    $  2,556        $    845        $     25        $  5,159          $      1
Proceeds from sales.....................          53             760               1           2,056                 5

Not all Investment Divisions available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                       FIDELITY(R)     FIDELITY(R)    FIDELITY(R) VIP    FIDELITY(R)     FIDELITY(R)    FIDELITY(R) VIP
                           VIP             VIP          INVESTMENT        VIP MID-           VIP             VALUE
                        GROWTH--       INDEX 500--     GRADE BOND--         CAP--        OVERSEAS--      STRATEGIES--
                      INITIAL CLASS   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   SERVICE CLASS 2
                      -------------------------------------------------------------------------------------------------
                             117             117               184             303             208                9
                        $  3,575        $ 15,516          $  2,357        $  8,797        $  3,660         $    121

                        JANUS ASPEN
                           SERIES        JANUS ASPEN
                         BALANCED--     SERIES FORTY--
                       INSTITUTIONAL    INSTITUTIONAL
                           SHARES           SHARES
                       -------------------------------
                               555               11
                          $ 12,980         $    303

                                                        MORGAN         MORGAN
                         MFS(R)                       STANLEY UIF    STANLEY UIF       MORGAN            PIMCO
                           NEW           MFS(R)        EMERGING       EMERGING       STANLEY UIF          LOW
                        DISCOVERY       UTILITIES       MARKETS        MARKETS        U.S. REAL       DURATION--
                        SERIES--        SERIES--        DEBT--        EQUITY--        ESTATE--      ADMINISTRATIVE
                      INITIAL CLASS   INITIAL CLASS     CLASS I        CLASS I         CLASS I       CLASS SHARES
                      ---------------------------------------------------------------------------------------------
                              38               1              9            106             140               28
                        $    527        $     22       $     76       $  1,178        $  2,705         $    291


                           PIMCO            PIMCO
                       REAL RETURN--     TOTAL RETURN
                       ADMINISTRATIVE   ADMINISTRATIVE
                        CLASS SHARES     CLASS SHARES
                       -------------------------------
                               107              823
                          $  1,389         $  8,659

                       FIDELITY(R)     FIDELITY(R)    FIDELITY(R) VIP    FIDELITY(R)     FIDELITY(R)    FIDELITY(R) VIP
                           VIP          VIP INDEX       INVESTMENT           VIP             VIP             VALUE
                        GROWTH--          500--        GRADE BOND--       MID-CAP--      OVERSEAS--      STRATEGIES--
                      INITIAL CLASS   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   SERVICE CLASS 2
                      -------------------------------------------------------------------------------------------------
                        $  2,084        $ 10,193          $  1,565        $  5,512        $  3,170         $    102
                             276             523               238           1,074             158                5

                        JANUS ASPEN
                           SERIES        JANUS ASPEN
                         BALANCED--     SERIES FORTY--
                       INSTITUTIONAL    INSTITUTIONAL
                           SHARES           SHARES
                       -------------------------------
                          $  1,348         $    304
                             1,192                1

                                                        MORGAN         MORGAN
                         MFS(R)                       STANLEY UIF    STANLEY UIF       MORGAN            PIMCO
                           NEW           MFS(R)        EMERGING       EMERGING       STANLEY UIF          LOW
                        DISCOVERY       UTILITIES       MARKETS        MARKETS        U.S. REAL       DURATION--
                        SERIES--        SERIES--        DEBT--        EQUITY--        ESTATE--      ADMINISTRATIVE
                      INITIAL CLASS   INITIAL CLASS     CLASS I        CLASS I         CLASS I       CLASS SHARES
                      ---------------------------------------------------------------------------------------------
                        $    376        $     26       $     84       $    994        $  2,064         $     96
                             138               3              8            297             930                7


                           PIMCO            PIMCO
                       REAL RETURN--     TOTAL RETURN
                       ADMINISTRATIVE   ADMINISTRATIVE
                        CLASS SHARES     CLASS SHARES
                       -------------------------------
                          $  1,336         $  6,878
                                50            1,248

--------------------------------------------------------------------------------


                                                                SCUDDER VIT      SCUDDER VIT     T. ROWE PRICE    T. ROWE PRICE
                                 ROYCE            ROYCE        EAFE(R) EQUITY     SMALL CAP        BLUE CHIP          EQUITY
                               MICRO-CAP        SMALL-CAP       INDEX FUND--     INDEX FUND--        GROWTH           INCOME
                               PORTFOLIO        PORTFOLIO      CLASS A SHARES   CLASS A SHARES     PORTFOLIO        PORTFOLIO
                             ---------------------------------------------------------------------------------------------------
Number of shares...........           63               19               --              636              862              527
Identified cost............     $    725         $    187         $     --         $  8,967         $  7,490         $ 11,266

                                                                                                                     VAN ECK
                                                                                                 T. ROWE PRICE      WORLDWIDE
                                              T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE       PERSONAL         ABSOLUTE
                             T. ROWE PRICE    INTERNATIONAL     LIMITED-TERM     NEW AMERICA        STRATEGY         RETURN--
                               INDEX 500          STOCK             BOND            GROWTH          BALANCED      INITIAL CLASS
                               PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO          SHARES
                             ---------------------------------------------------------------------------------------------------
Number of shares...........            2               42               85               26              423                8
Identified cost............     $     23         $    552         $    422         $    508         $  7,443         $     75


                                                                SCUDDER VIT      SCUDDER VIT     T. ROWE PRICE    T. ROWE PRICE
                                 ROYCE            ROYCE        EAFE(R) EQUITY     SMALL CAP        BLUE CHIP          EQUITY
                               MICRO-CAP        SMALL-CAP       INDEX FUND--     INDEX FUND--        GROWTH           INCOME
                               PORTFOLIO        PORTFOLIO      CLASS A SHARES   CLASS A SHARES     PORTFOLIO        PORTFOLIO
                             ---------------------------------------------------------------------------------------------------
Purchases..................     $    509         $    187         $     --         $  4,162         $  3,313         $  7,242
Proceeds from sales........           75               --                1            1,068              195            1,595

                                                                                                                     VAN ECK
                                                                                                 T. ROWE PRICE      WORLDWIDE
                                              T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE       PERSONAL         ABSOLUTE
                             T. ROWE PRICE    INTERNATIONAL     LIMITED-TERM     NEW AMERICA        STRATEGY         RETURN--
                               INDEX 500          STOCK             BOND            GROWTH          BALANCED      INITIAL CLASS
                               PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO          SHARES
                             ---------------------------------------------------------------------------------------------------
Purchases..................     $     31         $    281         $    371         $    592         $  2,835         $     75
Proceeds from sales........            7               76              211              136              474                9

Not all Investment Divisions available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted, this charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CESVUL3 and CESVUL4 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00% (1.75% of which is assessed for state charges and 1.25% is assessed for federal charges) from any additional premiums paid in those Policy Years. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00%. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00%. During Policy Years eight through eleven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00%. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies, NYLIAC deducts a monthly contract charge of $7.50, for CSVUL, and $5.00, for all others, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. On CSVUL3 and CSVUL4 policies, the monthly contract charge is deducted in policy years two and subsequent. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

On CSVUL and CESVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CESVUL3 and CESVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is ..45%. In Policy Years twenty-six

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

and subsequent, the mortality and expense charge deducted is reduced to .25%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2005 and December 31, 2004 were as follows:


                                                                 MAINSTAY VP                           MAINSTAY VP
                               MAINSTAY VP      MAINSTAY VP        CAPITAL          MAINSTAY VP           COMMON
                              BASIC VALUE--        BOND--       APPRECIATION--          CASH             STOCK--
                              INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        MANAGEMENT       INITIAL CLASS
                              --------------   --------------   --------------   ------------------   --------------
                              2005   2004(A)   2005   2004(A)   2005   2004(J)    2005       2004     2005   2004(A)
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    4        3      90        71    658        20         32         13    67       102
Units redeemed..............   (2)      (3)    (12)      (10)   (60)   (2,336)        (8)       (53)  (354)  (2,705)
                              ---     ----     ----    -----    ---    ------    -------   --------   ----   ------
  Net increase (decrease)...    2       --      78        61    598    (2,316)        24        (40)  (287)  (2,603)
                              ===     ====     ====    =====    ===    ======    =======   ========   ====   ======
SERIES II POLICIES
Units issued................    1       --      --        --     --        --        677    260,326     4     6,242
Units redeemed..............   --       --      --        --     --        --       (539)  (267,028)  (40)      (13)
                              ---     ----     ----    -----    ---    ------    -------   --------   ----   ------
  Net increase (decrease)...    1       --      --        --     --        --        138     (6,702)  (36)    6,229
                              ===     ====     ====    =====    ===    ======    =======   ========   ====   ======
SERIES III POLICIES
Units issued................   17        2      30       114    330       717     28,384     45,584     1         1
Units redeemed..............   --       --      (6)       (1)    (2)       --    (10,610)   (31,983)   --        --
                              ---     ----     ----    -----    ---    ------    -------   --------   ----   ------
  Net increase (decrease)...   17        2      24       113    328       717     17,774     13,601     1         1
                              ===     ====     ====    =====    ===    ======    =======   ========   ====   ======


                               MAINSTAY VP      MAINSTAY VP        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
                                 MID CAP          MID CAP            MID CAP          S&P 500(R)       SMALL CAP
                                  CORE--          GROWTH--           VALUE--           INDEX--          GROWTH--
                              INITIAL CLASS    INITIAL CLASS      INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
                              --------------   --------------   -----------------   --------------   --------------
                              2005   2004(A)   2005   2004(A)   2005   2004(C)(J)   2005   2004(A)   2005   2004(A)
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................   --        --     --       --      --         --       79     1,714     --       --
Units redeemed..............   --        --     --       --      --         --      (373)    (280)    --       --
                              ----    -----    ----    ----     ----     -----      ----    -----    ----    ----
  Net increase (decrease)...   --        --     --       --      --         --      (294)   1,434     --       --
                              ====    =====    ====    ====     ====     =====      ====    =====    ====    ====
Series II Policies
Units issued................   --     2,198     --       --      --      4,847        4        15     --       --
Units redeemed..............  (10)       (5)    --       --     (22)       (10)      (4)      (13)    --       --
                              ----    -----    ----    ----     ----     -----      ----    -----    ----    ----
  Net increase (decrease)...  (10)    2,193     --       --     (22)     4,837       --         2     --       --
                              ====    =====    ====    ====     ====     =====      ====    =====    ====    ====
SERIES III POLICIES
Units issued................    3       237     26       12      15          1      525     1,178      8        1
Units redeemed..............  (26)       --     (4)      --      --         --      (335)      (2)    (6)      --
                              ----    -----    ----    ----     ----     -----      ----    -----    ----    ----
  Net increase (decrease)...  (23)      237     22       12      15          1      190     1,176      2        1
                              ====    =====    ====    ====     ====     =====      ====    =====    ====    ====

Not all Investment Divisions are available under all policies.

(a)  For Series III policies, represents the period April 2004
     (Commencement of Investments) through December 2004.
(b)  For Series III policies, represents the period June 2004
     (Commencement of Investments) through December 2004.
(c)  For Series II policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(d)  For Series III policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(e)  For Series III policies, represents the period August 2004
     (Commencement of Investments) through December 2004.
(f)  For Series III policies, represents the period September
     2004 (Commencement of Investments) through December 2004.
(g)  For Series II policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(h)  For Series III policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(i)  For Series II policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(j)  For Series III policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(k)  For Series III policies, represents the period December 2004
     (Commencement of Investments) through December 2004.
(l)  For Series II policies, represents the period March 2005
     (Commencement of Investments) through December 2005.
(m)  For Series III policies, represents the period March 2005
     (Commencement of Investments) through December 2005.
(n)  For Series II policies, represents the period April 2005
     (Commencement of Investments) through December 2005.
(o)  For Series III policies, represents the period May 2005
     (Commencement of Investments) through December 2005.
(p)  For Series I policies, represents the period June 2005
     (Commencement of Investments) through December 2005.
(q)  For Series III policies, represents the period September
     2005 (Commencement of Investments) through December 2005.
(r)  For Series III policies, represents the period November 2005
     (Commencement of Investments) through December 2005.
(s)  For Series II policies, represents the period December 2005
     (Commencement of Investments).
(t)  For Series III policies, represents the period December 2005
     (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                       MAINSTAY VP                                                            MAINSTAY VP
                                        HIGH YIELD        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP      LORD ABBETT
     MAINSTAY VP      MAINSTAY VP       CORPORATE          INCOME &        INTERNATIONAL      LARGE CAP        DEVELOPING
    CONVERTIBLE--     GOVERNMENT--        BOND--           GROWTH--           EQUITY--         GROWTH--         GROWTH--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS      INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------   --------------   --------------   -----------------   --------------   --------------   --------------
    2005   2004(E)   2005   2004(B)   2005   2004(A)   2005(P)   2004(E)   2005   2004(A)   2005   2004(A)   2005   2004(A)
    -----------------------------------------------------------------------------------------------------------------
      7       --      18       10      28       32        --        --      30     2,357     24        6      --       --
     (7)      --     (10)      (2)     (8)     (10)       --        --     (101)     (56)   (21)      (4)     --       --
    ----    ----     ----    ----     ----    ----      ----      ----     ----    -----    ----    ----     ----    ----
     --       --       8        8      20       22        --        --     (71)    2,301      3        2      --       --
    ====    ====     ====    ====     ====    ====      ====      ====     ====    =====    ====    ====     ====    ====
      2        5      --        4       5        2        --        --      13        34      1        7      --       --
     (3)      (2)     --       (4)     --       (3)       --        --      (7)       (1)    --      (18)     --       --
    ----    ----     ----    ----     ----    ----      ----      ----     ----    -----    ----    ----     ----    ----
     (1)       3      --       --       5       (1)       --        --       6        33      1      (11)     --       --
    ====    ====     ====    ====     ====    ====      ====      ====     ====    =====    ====    ====     ====    ====
     26       --      13        6     178       38        76         4     260       289      2        1      --       --
     --       --      --       --      (2)      (2)       (1)       --      (8)       (1)    --       --      --       --
    ----    ----     ----    ----     ----    ----      ----      ----     ----    -----    ----    ----     ----    ----
     26       --      13        6     176      (36)       75         4     252       288      2        1      --       --
    ====    ====     ====    ====     ====    ====      ====      ====     ====    =====    ====    ====     ====    ====

                                         ALGER             ALGER
     MAINSTAY VP                        AMERICAN          AMERICAN            AMERICAN        BARON CAPITAL
        TOTAL        MAINSTAY VP       LEVERAGED           SMALL           CENTURY(R) VP         ASSET--          CALVERT
      RETURN--         VALUE--          ALLCAP--      CAPITALIZATION--        VALUE--           INSURANCE          SOCIAL
    INITIAL CLASS   INITIAL CLASS    CLASS O SHARES    CLASS O SHARES         CLASS II            SHARES          BALANCED
    -------------   --------------   --------------   ----------------   ------------------   --------------   --------------
    2005    2004    2005   2004(K)   2005   2004(C)   2005    2004(C)    2005(T)   2004(C)       2005(T)       2005   2004(B)
    -----------------------------------------------------------------------------------------------------------------
      50      32     46       268     --       --       --         3        --         --            --         64        1
      (4)    (28)   (211)      (3)    --       --      (23)       (3)       --         --            --        (64)      (2)
    ----    ----    ----    -----    ----    ----     ----      ----      ----       ----          ----        ----    ----
      46       4    (165)     265     --       --      (23)       --        --         --            --         --       (1)
    ====    ====    ====    =====    ====    ====     ====      ====      ====       ====          ====        ====    ====
      --      --      1     8,751     --       --       --         2         5         10            --         --       --
      --      --    (42)      (18)    --       --       (8)       --        --         --            --         --       --
    ----    ----    ----    -----    ----    ----     ----      ----      ----       ----          ----        ----    ----
      --      --    (41)    8,733     --       --       (8)        2         5         10            --         --       --
    ====    ====    ====    =====    ====    ====     ====      ====      ====       ====          ====        ====    ====
      --      --    141        62      4        1       12         6        10         --            13         49       39
      --      --     --        --     (3)      --       (3)       --        (3)        --            --        (10)      (2)
    ----    ----    ----    -----    ----    ----     ----      ----      ----       ----          ----        ----    ----
      --      --    141        62      1        1        9         6         7         --            13         39       37
    ====    ====    ====    =====    ====    ====     ====      ====      ====       ====          ====        ====    ====

--------------------------------------------------------------------------------


                                               DREYFUS IP       DREYFUS VIF
                                               TECHNOLOGY        DEVELOPING     FIDELITY(R) VIP    FIDELITY(R) VIP
                              DAVIS VALUE   GROWTH--INITIAL      LEADERS--      CONTRAFUND(R)--    EQUITY INCOME--
                               PORTFOLIO         SHARES        INITIAL SHARES    INITIAL CLASS      INITIAL CLASS
                              -----------   ----------------   --------------   ----------------   ----------------
                              2005(S)(T)    2005    2004(A)    2005   2004(A)   2005    2004(A)    2005    2004(A)
                              ------------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................       --         --        --      --       --        3         4       21        22
Units redeemed..............       --         --        --      --       --       (3)       (5)      (5)       (7)
                                 ----       ----      ----     ----    ----     ----      ----     ----      ----
  Net increase (decrease)...       --         --        --      --       --       --        (1)      16        15
                                 ====       ====      ====     ====    ====     ====      ====     ====      ====
SERIES II POLICIES
Units issued................        8         --        --       6       14       32        47        1        --
Units redeemed..............       --         --        --      --      (18)     (22)       (2)      --        --
                                 ----       ----      ----     ----    ----     ----      ----     ----      ----
  Net increase (decrease)...        8         --        --       6       (4)      10        45        1        --
                                 ====       ====      ====     ====    ====     ====      ====     ====      ====
SERIES III POLICIES
Units issued................       12         26        14       6        3      244        47      158       161
Units redeemed..............       --         (7)       --      (1)      (1)      (5)       (1)      (7)       (1)
                                 ----       ----      ----     ----    ----     ----      ----     ----      ----
  Net increase (decrease)...       12         19        14       5        2      239        46      151       160
                                 ====       ====      ====     ====    ====     ====      ====     ====      ====

                                                                                   JANUS ASPEN      JANUS ASPEN
                                                  JANUS ASPEN      JANUS ASPEN        SERIES           SERIES
                              FIDELITY(R) VIP        SERIES          SERIES          MID CAP         WORLDWIDE
                                   VALUE           BALANCED--        FORTY--         GROWTH--         GROWTH--
                                STRATEGIES--     INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL
                              SERVICE CLASS 2        SHARES          SHARES           SHARES           SHARES
                              ----------------   --------------   -------------   --------------   --------------
                              2005    2004(H)    2005   2004(A)      2005(Q)      2005   2004(A)   2005   2004(A)
                              ------------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................   --         --      21       27            --        --       --       5        9
Units redeemed..............   --         --     (57)     (22)           --        --       --     (28)      (3)
                                --      ----     ---      ---          ----       ---     ----     ----    ----
  Net increase (decrease)...   --         --     (36)       5            --        --       --     (23)       6
                                ==      ====     ===      ===          ====       ===     ====     ====    ====
SERIES II POLICIES
Units issued................   --         --      19       33            --        --       --       3        3
Units redeemed..............   --         --      (9)      (2)           --        --       --      --       --
                                --      ----     ---      ---          ----       ---     ----     ----    ----
  Net increase (decrease)...   --         --      10       31            --        --       --       3        3
                                ==      ====     ===      ===          ====       ===     ====     ====    ====
SERIES III POLICIES
Units issued................    9          2      38       76            30       214       58      32       13
Units redeemed..............   --         --      (3)      (1)           --        (2)      (1)     (1)      --
                                --      ----     ---      ---          ----       ---     ----     ----    ----
  Net increase (decrease)...    9          2      35       75            30       212       57      31       13
                                ==      ====     ===      ===          ====       ===     ====     ====    ====

Not all Investment Divisions are available under all policies.

(a)  For Series III policies, represents the period April 2004
     (Commencement of Investments) through December 2004.
(b)  For Series III policies, represents the period June 2004
     (Commencement of Investments) through December 2004.
(c)  For Series II policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(d)  For Series III policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(e)  For Series III policies, represents the period August 2004
     (Commencement of Investments) through December 2004.
(f)  For Series III policies, represents the period September
     2004 (Commencement of Investments) through December 2004.
(g)  For Series II policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(h)  For Series III policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(i)  For Series II policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(j)  For Series III policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(k)  For Series III policies, represents the period December 2004
     (Commencement of Investments) through December 2004.
(l)  For Series II policies, represents the period March 2005
     (Commencement of Investments) through December 2005.
(m)  For Series III policies, represents the period March 2005
     (Commencement of Investments) through December 2005.
(n)  For Series II policies, represents the period April 2005
     (Commencement of Investments) through December 2005.
(o)  For Series III policies, represents the period May 2005
     (Commencement of Investments) through December 2005.
(p)  For Series I policies, represents the period June 2005
     (Commencement of Investments) through December 2005.
(q)  For Series III policies, represents the period September
     2005 (Commencement of Investments) through December 2005.
(r)  For Series III policies, represents the period November 2005
     (Commencement of Investments) through December 2005.
(s)  For Series II policies, represents the period December 2005
     (Commencement of Investments).
(t)  For Series III policies, represents the period December 2005
     (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


    FIDELITY(R) VIP   FIDELITY(R) VIP                                         FIDELITY(R) VIP
     FREEDOM 2010      FREEDOM 2020     FIDELITY(R) VIP    FIDELITY(R) VIP       INVESTMENT      FIDELITY(R) VIP    FIDELITY(R) VIP
      PORTFOLIO--       PORTFOLIO--         GROWTH--         INDEX 500--        GRADE BOND--        MID-CAP--          OVERSEAS--
    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------   ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
        2005(T)           2005(T)       2005    2004(A)    2005    2004(A)    2005    2004(A)    2005    2004(A)    2005    2004(A)
    -----------------------------------------------------------------------------------------------------------------
          --                 --           --        --       --        --       --        --       --       --        --        --
          --                 --           --        --       --        --       --        --       --       --        --        --
          --               ----         ----      ----     ----      ----      ---      ----      ---      ---       ---      ----
          --                 --           --        --       --        --       --        --       --       --        --        --
          ==               ====         ====      ====     ====      ====      ===      ====      ===      ===       ===      ====
          --                 --            5         5       26        30       28        30       10       20        11         1
          --                 --           --        --      (12)       (2)     (11)       (6)      (7)      (4)       --        (2)
          --               ----         ----      ----     ----      ----      ---      ----      ---      ---       ---      ----
          --                 --            5         5       14        28       17        24        3       16        11        (1)
          ==               ====         ====      ====     ====      ====      ===      ====      ===      ===       ===      ====
          22                  8          183       166      885       521      104        12      364      368       268        68
          --                 --           (4)       (1)     (20)       (5)      (2)       (1)      (8)      (3)       (3)       (1)
          --               ----         ----      ----     ----      ----      ---      ----      ---      ---       ---      ----
          22                  8          179       165      865       516      102        11      356      365       265        67
          ==               ====         ====      ====     ====      ====      ===      ====      ===      ===       ===      ====

       LAZARD                           MFS(R)
     RETIREMENT      LORD ABBETT       INVESTORS         MFS(R)           MFS(R)        MORGAN STANLEY      MORGAN STANLEY
    INTERNATIONAL    SERIES FUND         TRUST       NEW DISCOVERY      UTILITIES        UIF EMERGING        UIF EMERGING
       EQUITY       MID-CAP VALUE      SERIES--         SERIES--         SERIES--       MARKETS DEBT--     MARKETS EQUITY--
      PORTFOLIO       PORTFOLIO      INITIAL CLASS   INITIAL CLASS    INITIAL CLASS         CLASS I             CLASS I
    -------------   --------------   -------------   --------------   --------------   -----------------   -----------------
       2005(M)      2005   2004(D)   2005    2004    2005   2004(A)   2005(O)   2004   2005(N)   2004(A)   2005(L)   2004(A)
    -----------------------------------------------------------------------------------------------------------------
          --         --       --       --      --     --       --        --      --       --        --        17        --
          --         --       --       --      --     --       --        --      --       --        --       (17)       (1)
        ----        ----    ----     ----    ----    ----    ----      ----     ----    ----      ----      ----      ----
          --         --       --       --      --     --       --        --      --       --        --        --        (1)
        ====        ====    ====     ====    ====    ====    ====      ====     ====    ====      ====      ====      ====
          --          1       41       --       4     --       --         1      --        6        --         7        --
          --         (2)      (1)      --      --     --       --        --     (20)      --        --        --        --
        ----        ----    ----     ----    ----    ----    ----      ----     ----    ----      ----      ----      ----
          --         (1)      40       --       4     --       --         1     (20)       6        --         7        --
        ====        ====    ====     ====    ====    ====    ====      ====     ====    ====      ====      ====      ====
           2        280      437       --      --     25       32         1      --        1        11        55        43
          --        (69)      (4)      --      --     --       --        --      --       --       (11)       (2)       --
        ----        ----    ----     ----    ----    ----    ----      ----     ----    ----      ----      ----      ----
           2        211      433       --      --     25       32         1      --        1        --        53        43
        ====        ====    ====     ====    ====    ====    ====      ====     ====    ====      ====      ====      ====

--------------------------------------------------------------------------------


                                   MORGAN            PIMCO LOW          PIMCO REAL          PIMCO TOTAL
                              STANLEY UIF U.S.      DURATION--           RETURN--            RETURN--              ROYCE
                               REAL ESTATE--      ADMINISTRATIVE      ADMINISTRATIVE      ADMINISTRATIVE         MICRO-CAP
                                  CLASS I          CLASS SHARES        CLASS SHARES        CLASS SHARES          PORTFOLIO
                              ----------------   -----------------   -----------------   -----------------   -----------------
                              2005    2004(A)    2005   2004(I)(J)   2005   2004(I)(J)   2005(L)   2004(D)   2005   2004(I)(J)
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    --        --      --         --       --         --         --        --      --         --
Units redeemed..............    --        --      --         --       --         --         --        --      --         --
                              ----      ----     ----      ----      ---       ----       ----      ----     ----      ----
  Net increase (decrease)...    --        --      --         --       --         --         --        --      --         --
                              ====      ====     ====      ====      ===       ====       ====      ====     ====      ====
SERIES II POLICIES
Units issued................     2         4       8         15        5          8         21        --       5          8
Units redeemed..............   (28)       (1)     --         --       --         --         --        --      --         --
                              ----      ----     ----      ----      ---       ----       ----      ----     ----      ----
  Net increase (decrease)...   (26)        3       8         15        5          8         21        --       5          8
                              ====      ====     ====      ====      ===       ====       ====      ====     ====      ====
SERIES III POLICIES
Units issued................   105        59       1          5      119          2        510       294      34         19
Units redeemed..............    --        --      --         --       (2)        --        (12)       (2)     (1)        --
                              ----      ----     ----      ----      ---       ----       ----      ----     ----      ----
  Net increase (decrease)...   105        59       1          5      117          2        498       292      33         19
                              ====      ====     ====      ====      ===       ====       ====      ====     ====      ====

                                                                                                             VAN ECK
                                                                                         T. ROWE PRICE      WORLDWIDE
                                                                                            PERSONAL         ABSOLUTE
                                 T. ROWE PRICE      T. ROWE PRICE      T. ROWE PRICE        STRATEGY        RETURN --
                              INTERNATIONAL STOCK    LIMITED-TERM       NEW AMERICA         BALANCE       INITIAL CLASS
                                   PORTFOLIO        BOND PORTFOLIO   GROWTH PORTFOLIO      PORTFOLIO          SHARES
                              -------------------   --------------   -----------------   --------------   --------------
                              2005    2004(B)(C)    2005   2004(A)   2005(L)   2004(J)   2005   2004(B)   2005   2004(A)
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    --         --        --       --        --        --      --       --      --       --
Units redeemed..............    --         --        --       --        --        --      --       --      --       --
                              ----       ----       ----    ----      ----      ----     ----    ----     ----    ----
  Net increase (decrease)...    --         --        --       --        --        --      --       --      --       --
                              ====       ====       ====    ====      ====      ====     ====    ====     ====    ====
SERIES II POLICIES
Units issued................    11         10         3        7         7        --      --       --      --       --
Units redeemed..............    --         --       (13)      (1)       --        --      --       --      --       --
                              ----       ----       ----    ----      ----      ----     ----    ----     ----    ----
  Net increase (decrease)...    11         10       (10)       6         7        --      --       --      --       --
                              ====       ====       ====    ====      ====      ====     ====    ====     ====    ====
SERIES III POLICIES
Units issued................    10         22        27        6        38         5     202      477       7        1
Units redeemed..............    (3)        --        (1)      --        (1)       --      (7)      (2)     --       --
                              ----       ----       ----    ----      ----      ----     ----    ----     ----    ----
  Net increase (decrease)...     7         22        26        6        37         5     195      475       7        1
                              ====       ====       ====    ====      ====      ====     ====    ====     ====    ====

Not all Investment Divisions are available under all policies.

(a)  For Series III policies, represents the period April 2004
     (Commencement of Investments) through December 2004.
(b)  For Series III policies, represents the period June 2004
     (Commencement of Investments) through December 2004.
(c)  For Series II policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(d)  For Series III policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(e)  For Series III policies, represents the period August 2004
     (Commencement of Investments) through December 2004.
(f)  For Series III policies, represents the period September
     2004 (Commencement of Investments) through December 2004.
(g)  For Series II policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(h)  For Series III policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(i)  For Series II policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(j)  For Series III policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(k)  For Series III policies, represents the period December 2004
     (Commencement of Investments) through December 2004.
(l)  For Series II policies, represents the period March 2005
     (Commencement of Investments) through December 2005.
(m)  For Series III policies, represents the period March 2005
     (Commencement of Investments) through December 2005.
(n)  For Series II policies, represents the period April 2005
     (Commencement of Investments) through December 2005.
(o)  For Series III policies, represents the period May 2005
     (Commencement of Investments) through December 2005.
(p)  For Series I policies, represents the period June 2005
     (Commencement of Investments) through December 2005.
(q)  For Series III policies, represents the period September
     2005 (Commencement of Investments) through December 2005.
(r)  For Series III policies, represents the period November 2005
     (Commencement of Investments) through December 2005.
(s)  For Series II policies, represents the period December 2005
     (Commencement of Investments).
(t)  For Series III policies, represents the period December 2005
     (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                      SCUDDER VIT
                     SCUDDER           SMALL CAP
      ROYCE     VIT EAFE(R) EQUITY    INDEX FUND--      T. ROWE PRICE     T. ROWE PRICE    T. ROWE PRICE
    SMALL-CAP      INDEX FUND--         CLASS A       BLUE CHIP GROWTH    EQUITY INCOME      INDEX 500
    PORTFOLIO     CLASS A SHARES         SHARES           PORTFOLIO         PORTFOLIO        PORTFOLIO
    ---------   ------------------   --------------   -----------------   --------------   -------------
     2005(R)     2005     2004(H)    2005   2004(A)   2005   2004(F)(G)   2005   2004(A)      2005(O)
    ----------------------------------------------------------------------------------------------------
        --         --         --      --       --      --        --        32        9           --
        --         --         --      --       --      --        --       (29)      (3)          --
      ----       ----       ----     ----     ---     ---       ---       ---      ---         ----
        --         --         --      --       --      --        --         3        6           --
      ====       ====       ====     ====     ===     ===       ===       ===      ===         ====
        --         --         --       9        6       3        19        45       34           --
        --         --         --      --       --      (1)       --        (8)     (23)          --
      ----       ----       ----     ----     ---     ---       ---       ---      ---         ----
        --         --         --       9        6       2        19        37       11           --
      ====       ====       ====     ====     ===     ===       ===       ===      ===         ====
        18         --         --     251      520     299       415       413      328            2
        --         --         --      (4)      (1)    (16)       (4)      (11)      (3)          --
      ----       ----       ----     ----     ---     ---       ---       ---      ---         ----
        18         --         --     247      519     283       411       402      325            2
      ====       ====       ====     ====     ===     ===       ===       ===      ===         ====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

    The following table presents financial highlights for each Investment Division as of December 31, 2005, 2004, 2003, 2002, and 2001:


                                                                              MAINSTAY VP
                                                                             BASIC VALUE--
                                                                             INITIAL CLASS
                                                          ----------------------------------------------------
                                                            2005       2004       2003       2002       2001
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $    430   $    396   $    353   $    258   $    323
Units Outstanding.......................................        36         34         34         31         30
Variable Accumulation Unit Value........................  $  12.04   $  11.49   $  10.39   $   8.18   $  10.68
Total Return............................................       4.7%      10.6%      27.1%     (23.4%)     (5.2%)
Investment Income Ratio.................................       1.0%       1.0%       0.8%       0.6%       0.7%
SERIES II POLICIES (b)
Net Assets..............................................  $     56   $     47   $     36   $     27   $     --
Units Outstanding.......................................         4          3          3          3         --
Variable Accumulation Unit Value........................  $  14.98   $  14.24   $  12.82   $  10.04   $     --
Total Return............................................       5.2%      11.1%      27.6%       0.4%        --
Investment Income Ratio.................................       1.0%       2.9%       0.8%       3.6%        --
SERIES III POLICIES (c)
Net Assets..............................................  $    218   $     20   $     --   $     --   $     --
Units Outstanding.......................................        19          2         --         --         --
Variable Accumulation Unit Value........................  $  11.35   $  10.76   $     --   $     --   $     --
Total Return............................................       5.4%       7.6%        --         --         --
Investment Income Ratio.................................       1.8%       1.5%        --         --         --


                                                                              MAINSTAY VP
                                                                                  CASH
                                                                               MANAGEMENT
                                                          ----------------------------------------------------
                                                            2005       2004       2003       2002       2001
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $    151   $    119   $    166   $    155   $    153
Units Outstanding.......................................       125        101        141        132        131
Variable Accumulation Unit Value........................  $   1.20   $   1.18   $   1.18   $   1.18   $   1.17
Total Return............................................       2.2%       0.1%        --        0.9%       3.5%
Investment Income Ratio.................................       2.9%       0.8%       0.7%       1.3%       3.5%
SERIES II POLICIES (b)
Net Assets..............................................  $  1,778   $  1,591   $  8,361   $  4,116   $     --
Units Outstanding.......................................     1,701      1,563      8,265      4,085         --
Variable Accumulation Unit Value........................  $   1.05   $   1.02   $   1.01   $   1.01   $     --
Total Return............................................       2.7%       0.6%       0.4%       1.0%        --
Investment Income Ratio.................................       3.0%       2.1%       0.7%       1.3%        --
SERIES III POLICIES (c)
Net Assets..............................................  $ 32,538   $ 13,693   $     --   $     --   $     --
Units Outstanding.......................................    31,375     13,601         --         --         --
Variable Accumulation Unit Value........................  $   1.04   $   1.01   $     --   $     --   $     --
Total Return............................................       3.0%       0.7%        --         --         --
Investment Income Ratio.................................       1.1%       0.6%        --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                      MAINSTAY VP                                              MAINSTAY VP
                         BOND--                                           CAPITAL APPRECIATION--
                     INITIAL CLASS                                            INITIAL CLASS
--------------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
---------------------------------------------------------------------------------------------------------------
    $  6,193   $  4,973   $  3,967   $  3,330   $  2,564   $  7,135   $  1,234   $ 21,393   $ 17,231   $ 25,467
         423        345        284        248        207        735        137      2,453      2,492      2,530
    $  14.63   $  14.41   $  13.95   $  13.44   $  12.36   $   9.71   $   9.02   $   8.72   $   6.92   $  10.07
         1.5%       3.4%       3.8%       8.7%       8.5%       7.7%       3.4%      26.1%     (31.3%)    (23.7%)
         3.5%       3.8%       4.2%       4.5%       7.5%        --         --        0.2%       0.1%       0.1%
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     15   $     --
          --         --         --         --         --         --         --         --          2         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $  11.21   $   9.56   $     --
          --         --         --         --         --         --         --       17.2%      (4.4%)       --
          --         --         --         --         --         --         --         --        1.0%        --
    $  1,441   $  1,163   $     --   $     --   $     --   $ 11,758   $  7,441   $     --   $     --   $     --
         137        113         --         --         --      1,045        717         --         --         --
    $  10.50   $  10.27   $     --   $     --   $     --   $  11.25   $  10.38   $     --   $     --   $     --
         2.2%       2.7%        --         --         --        8.4%       3.8%        --         --         --
         2.8%       6.0%        --         --         --         --        1.5%        --         --         --


                        MAINSTAY VP                                            MAINSTAY VP
                       COMMON STOCK--                                         CONVERTIBLE--
                       INITIAL CLASS                                          INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
---------------------------------------------------------------------------------------------------------------
    $    527   $  3,826   $ 30,953   $ 24,273   $ 31,888   $      1   $     --   $     --   $     --   $     --
          42        329      2,932      2,885      2,851         --         --         --         --         --
    $  12.43   $  11.63   $  10.56   $   8.41   $  11.19   $  15.28   $  10.63   $  10.09   $     --   $     --
         6.9%      10.1%      25.5%     (24.8%)    (17.7%)     43.7%       5.4%       7.6%        --        0.6%
         0.2%       0.2%       1.1%       0.9%       0.7%        --        2.5%      25.8%        --         --
    $ 89,437   $ 83,745   $    228   $    120   $     --   $    226   $    229   $    178   $      1   $     --
       6,212      6,248         19         12         --         17         18         15         --         --
    $  14.40   $  13.40   $  12.12   $   9.61   $     --   $  13.48   $  12.68   $  11.98   $   9.82   $     --
         7.4%      10.6%      26.1%      (3.9%)       --        6.3%       5.8%      21.9%      (1.8%)       --
         1.0%       9.1%       1.2%       7.3%        --        1.5%       5.9%      20.5%      32.0%        --
    $     22   $      8   $     --   $     --   $     --   $    292   $     --   $     --   $     --   $     --
           2          1         --         --         --         26         --         --         --         --
    $  11.67   $  10.83   $     --   $     --   $     --   $  11.34   $  10.42   $     --   $     --   $     --
         7.7%       8.4%        --         --         --        8.9%       4.2%        --         --         --
         1.0%      14.2%        --         --         --        1.4%        --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                              MAINSTAY VP
                                                                              GOVERNMENT--
                                                                             INITIAL CLASS
                                                          ----------------------------------------------------
                                                            2005       2004       2003       2002       2001
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $  1,020   $    898   $    767   $    650   $    490
Units Outstanding.......................................        72         64         56         48         40
Variable Accumulation Unit Value........................  $  14.22   $  13.99   $  13.63   $  13.47   $  12.35
Total Return............................................       1.7%       2.6%       1.2%       9.1%       5.9%
Investment Income Ratio.................................       3.1%       4.2%       4.7%       3.0%       7.2%
SERIES II POLICIES (b)
Net Assets..............................................  $     56   $     49   $     53   $     27   $     --
Units Outstanding.......................................         5          5          5          3         --
Variable Accumulation Unit Value........................  $  10.96   $  10.74   $  10.42   $  10.25   $     --
Total Return............................................       2.1%       3.1%       1.6%       2.5%        --
Investment Income Ratio.................................       3.3%       9.7%       5.3%      15.2%        --
SERIES III POLICIES (c)
Net Assets..............................................  $    197   $     57   $     --   $     --   $     --
Units Outstanding.......................................        19          6         --         --         --
Variable Accumulation Unit Value........................  $  10.62   $  10.37   $     --   $     --   $     --
Total Return............................................       2.4%       3.7%        --         --         --
Investment Income Ratio.................................       3.4%      16.1%        --         --         --


                                                                              MAINSTAY VP
                                                                         INTERNATIONAL EQUITY--
                                                                             INITIAL CLASS
                                                          ----------------------------------------------------
                                                            2005       2004       2003       2002       2001
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $ 52,190   $ 49,629   $ 16,086   $ 12,713   $ 13,576
Units Outstanding.......................................     3,626      3,697      1,396      1,425      1,444
Variable Accumulation Unit Value........................  $  14.40   $  13.42   $  11.52   $   8.92   $   9.40
Total Return............................................       7.2%      16.5%      29.1%      (5.1%)    (14.6%)
Investment Income Ratio.................................       1.7%       1.8%       1.9%       1.4%       1.4%
SERIES II POLICIES (b)
Net Assets..............................................  $  1,004   $    846   $    310   $     55   $     --
Units Outstanding.......................................        63         57         24          6         --
Variable Accumulation Unit Value........................  $  16.03   $  14.88   $  12.71   $   9.80   $     --
Total Return............................................       7.7%      17.1%      29.7%      (2.0%)       --
Investment Income Ratio.................................       1.5%       4.2%       5.3%      16.3%        --
SERIES III POLICIES (c)
Net Assets..............................................  $  6,744   $  3,331   $     --   $     --   $     --
Units Outstanding.......................................       540        288         --         --         --
Variable Accumulation Unit Value........................  $  12.50   $  11.57   $     --   $     --   $     --
Total Return............................................       8.0%      15.7%        --         --         --
Investment Income Ratio.................................       1.8%       3.0%        --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                        MAINSTAY VP
                         HIGH YIELD                                       MAINSTAY VP
                      CORPORATE BOND--                                 INCOME & GROWTH--
                       INITIAL CLASS                                     INITIAL CLASS
    ----------------------------------------------------   -----------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------
    $  4,349   $  3,917   $  3,188   $  2,027   $    552   $      1   $     --   $     --   $     --
         261        241        219        189         52         --         --         --         --
    $  16.64   $  16.27   $  14.54   $  10.73   $  10.59   $  10.39   $     --   $     --   $     --
         2.2%      11.9%      35.4%       1.3%       4.1%       3.9%        --         --         --
         6.0%       7.1%       7.5%      11.3%      19.7%       3.0%        --         --         --
    $    131   $     58   $     68   $     42   $     --   $      5   $      4   $      4   $      2
           9          4          5          4         --         --         --         --         --
    $  15.13   $  14.73   $  13.10   $   9.63   $     --   $  12.48   $  11.95   $  10.63   $   8.28
         2.7%      12.4%      36.0%      (3.7%)       --        4.4%      12.4%      28.4%     (17.2%)
         7.7%      13.5%       7.8%      48.0%        --        1.2%       4.8%       1.9%       1.9%
    $  2,391   $    391   $     --   $     --   $     --   $    932   $     49   $     --   $     --
         212         36         --         --         --         79          4         --         --
    $  11.27   $  10.95   $     --   $     --   $     --   $  11.81   $  11.28   $     --   $     --
         2.9%       9.5%        --         --         --        4.7%      12.8%        --         --
         6.2%      24.4%        --         --         --        3.0%       4.2%        --         --

                                                               MAINSTAY VP
                                                               LORD ABBETT
                      MAINSTAY VP                              DEVELOPING                       MAINSTAY VP
                   LARGE CAP GROWTH--                           GROWTH--                      MID CAP CORE--
                     INITIAL CLASS                            INITIAL CLASS                    INITIAL CLASS
--------------------------------------------------------   -------------------   -----------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2005       2004       2003       2002
    ----------------------------------------------------------------------------------------------------------------------
    $    281   $    254   $    252   $    178   $    233   $     --   $     --   $     --   $     --   $     --   $     --
          47         44         42         38         35         --         --         --         --         --         --
    $   6.00   $   5.79   $   5.97   $   4.69   $   6.58   $     --   $     --   $     --   $     --   $     --   $     --
         3.6%      (3.0%)     27.2%     (28.7%)    (17.2%)       --         --         --         --         --         --
          --        0.2%       0.2%       0.1%        --         --         --         --         --         --         --
    $     63   $     48   $    158   $     68   $     --   $     --   $     --   $ 40,564   $ 35,255   $     45   $     16
           6          5         16          9         --         --         --      2,186      2,196          3          2
    $  10.22   $   9.82   $  10.08   $   7.89   $     --   $     --   $     --   $  18.56   $  16.06   $  13.17   $   9.74
         4.1%      (2.6%)     27.7%     (21.1%)       --         --         --       15.6%      21.9%      35.2%      (2.6%)
          --        0.2%       0.2%       0.4%        --         --         --        0.6%       3.2%       0.6%       2.7%
    $     31   $     14   $     --   $     --   $     --   $     --   $     --   $  2,931   $  2,792   $     --   $     --
           3          1         --         --         --         --         --        214        237         --         --
    $  10.24   $   9.81   $     --   $     --   $     --   $     --   $     --   $  13.67   $  11.80   $     --   $     --
         4.3%      (1.9%)       --         --         --         --         --       15.9%      18.0%        --         --
          --        0.9%        --         --         --         --         --        0.5%       0.5%        --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                              MAINSTAY VP           MAINSTAY VP
                                                                MID CAP               MID CAP
                                                               GROWTH--               VALUE--
                                                             INITIAL CLASS         INITIAL CLASS
                                                          -------------------   -------------------
                                                            2005       2004       2005       2004
                                                          -----------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --
Investment Income Ratio.................................        --         --         --         --
SERIES II POLICIES (b)
Net Assets..............................................  $     --   $     --   $ 57,377   $ 54,668
Units Outstanding.......................................        --         --      4,815      4,837
Variable Accumulation Unit Value........................  $     --   $     --   $  11.92   $  11.30
Total Return............................................        --         --        5.4%      13.0%
Investment Income Ratio.................................        --         --        0.8%       5.3%
SERIES III POLICIES (c)
Net Assets..............................................  $    466   $    144   $    182   $     12
Units Outstanding.......................................        34         12         16          1
Variable Accumulation Unit Value........................  $  13.60   $  11.61   $  11.21   $  10.60
Total Return............................................      17.1%      16.1%       5.7%       6.0%
Investment Income Ratio.................................        --         --        2.0%       9.6%


                                                                            MAINSTAY VP
                                                                          TOTAL RETURN--
                                                                           INITIAL CLASS
                                                          -----------------------------------------------
                                                           2005      2004      2003      2002      2001
                                                          -----------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $ 1,891   $ 1,361   $ 1,256   $   797   $   700
Units Outstanding.......................................      196       150       146       110        80
Variable Accumulation Unit Value........................  $  9.63   $  9.10   $  8.62   $  7.25   $  8.75
Total Return............................................      5.8%      5.6%     18.8%    (17.1%)   (11.3%)
Investment Income Ratio.................................      1.8%      1.8%      1.9%      2.6%      2.6%
SERIES II POLICIES (b)
Net Assets..............................................  $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................       --        --        --        --        --
Variable Accumulation Unit Value........................  $    --   $    --   $    --   $    --   $    --
Total Return............................................       --        --        --        --        --
Investment Income Ratio.................................       --        --        --        --        --
SERIES III POLICIES (c)
Net Assets..............................................  $    --   $    --   $    --   $    --   $    --
Units Outstanding.......................................       --        --        --        --        --
Variable Accumulation Unit Value........................  $    --   $    --   $    --   $    --   $    --
Total Return............................................       --        --        --        --        --
Investment Income Ratio.................................       --        --        --        --        --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP                            MAINSTAY VP
                     S&P 500(R) INDEX--                    SMALL CAP GROWTH--
                       INITIAL CLASS                          INITIAL CLASS
    ----------------------------------------------------   -------------------
      2005       2004       2003       2002       2001       2005       2004
------------------------------------------------------------------------------
    $119,908   $118,599   $ 93,168   $ 74,054   $ 96,969   $     --   $     --
      10,091     10,385      8,951      9,057      9,161         --         --
    $  11.88   $  11.42   $  10.41   $   8.18   $  10.59   $     --   $     --
         4.1%       9.7%      27.3%     (22.8%)    (12.7%)       --         --
         1.2%       1.8%       1.4%       1.3%       1.0%        --         --
    $    319   $    297   $    255   $     33   $     --   $     --   $     --
          26         26         24          4         --         --         --
    $  12.02   $  11.50   $  10.44   $   8.16   $     --   $     --   $     --
         4.5%      10.2%      27.9%     (18.4%)       --         --         --
         1.2%       4.5%       4.3%       9.9%        --         --         --
    $ 15,506   $ 12,742   $     --   $     --   $     --   $     34   $      6
       1,366      1,176         --         --         --          3          1
    $  11.35   $  10.83   $     --   $     --   $     --   $  10.87   $  10.45
         4.8%       8.3%        --         --         --        4.1%       4.5%
         1.2%       4.9%        --         --         --         --         --


                      MAINSTAY VP                            ALGER AMERICAN
                        VALUE--                            LEVERAGED ALLCAP--
                     INITIAL CLASS                           CLASS O SHARES
--------------------------------------------------------   -------------------
      2005       2004       2003       2002       2001       2005       2004
    --------------------------------------------------------------------------
    $  1,143   $  2,868   $      2   $      1   $      1   $     --   $     --
         100        265         --         --         --         --         --
    $  11.43   $  10.83   $   9.80   $   7.75   $   9.88   $     --   $     --
         5.5%      10.5%      26.5%     (21.6%)     (0.4%)       --         --
         0.6%       1.9%       2.4%       2.0%       1.3%        --         --
    $133,533   $126,588   $     59   $     40   $     --   $     --   $     --
       8,697      8,738          5          4         --         --         --
    $  15.35   $  14.49   $  13.05   $  10.27   $     --   $     --   $     --
         6.0%      11.0%      27.1%       2.7%        --         --         --
         1.2%       7.4%       1.6%       9.6%        --         --         --
    $  2,161   $    620   $     --   $     --   $     --   $     27   $     13
         203         62         --         --         --          2          1
    $  10.62   $  10.00   $     --   $     --   $     --   $  11.92   $  10.42
         6.2%        --         --         --         --       14.4%       4.2%
         1.5%        --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                             ALGER AMERICAN
                                                                         SMALL CAPITALIZATION--
                                                                             CLASS O SHARES
                                                          ----------------------------------------------------
                                                            2005       2004       2003       2002       2001
                                                          ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     19   $    230   $    199   $     98   $    100
Units Outstanding.......................................         2         25         25         17         13
Variable Accumulation Unit Value........................  $  10.73   $   9.24   $   7.99   $   5.65   $   7.71
Total Return............................................      16.1%      15.8%      41.4%     (26.7%)    (30.0%)
Investment Income Ratio.................................        --         --         --         --        0.1%
SERIES II POLICIES (b)
Net Assets..............................................  $     --   $    115   $     72   $     --   $     --
Units Outstanding.......................................        --          8          6         --         --
Variable Accumulation Unit Value........................  $     --   $  14.26   $  12.27   $     --   $     --
Total Return............................................        --       16.3%      22.7%        --         --
Investment Income Ratio.................................        --         --         --         --         --
SERIES III POLICIES (c)
Net Assets..............................................  $    189   $     59   $     --   $     --   $     --
Units Outstanding.......................................        15          6         --         --         --
Variable Accumulation Unit Value........................  $  12.38   $  10.59   $     --   $     --   $     --
Total Return............................................      16.9%       5.9%        --         --         --
Investment Income Ratio.................................        --         --         --         --         --

                                                                         DREYFUS VIF
                                                                         DEVELOPING
                                                                          LEADERS--
                                                                       INITIAL SHARES
                                                          -----------------------------------------
                                                            2005       2004       2003       2002
                                                          -----------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................  $     --   $     --   $     --   $     --
Units Outstanding.......................................        --         --         --         --
Variable Accumulation Unit Value........................  $     --   $     --   $     --   $     --
Total Return............................................        --         --         --         --
Investment Income Ratio.................................        --         --         --         --
SERIES II POLICIES (b)
Net Assets..............................................  $    256   $    178   $    198   $     34
Units Outstanding.......................................        22         16         20          4
Variable Accumulation Unit Value........................  $  11.66   $  11.05   $   9.95   $   7.57
Total Return............................................       5.5%      11.1%      31.4%     (24.3%)
Investment Income Ratio.................................        --        0.3%        --        0.1%
SERIES III POLICIES (c)
Net Assets..............................................  $     75   $     22   $     --   $     --
Units Outstanding.......................................         7          2         --         --
Variable Accumulation Unit Value........................  $  10.89   $  10.29   $     --   $     --
Total Return............................................       5.8%       2.9%        --         --
Investment Income Ratio.................................        --        0.5%        --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                          BARON
        AMERICAN         CAPITAL
      CENTURY(R) VP      ASSET--                        CALVERT                         DAVIS             DREYFUS IP
         VALUE--        INSURANCE                       SOCIAL                          VALUE         TECHNOLOGY GROWTH--
        CLASS II         SHARES                        BALANCED                       PORTFOLIO         INITIAL SHARES
    -----------------   ---------   -----------------------------------------------   ---------   ---------------------------
     2005      2004       2005       2005      2004      2003      2002      2001       2005       2005      2004      2003
    -------------------------------------------------------------------------------------------------------------------------
    $    --   $    --    $    --    $     7   $     7   $    27   $    25   $    36    $    --    $    --   $    --   $    --
         --        --         --          1         1         2         3         3         --         --        --        --
    $    --   $    --    $    --    $ 12.42   $ 11.84   $ 11.01   $  9.29   $ 10.65    $    --    $    --   $    --   $    --
         --        --         --        4.9%      7.5%     18.5%    (12.8%)    (7.6%)       --         --        --        --
         --        --         --        0.0%      1.2%      2.1%      4.7%      5.0%        --         --        --        --
    $   173   $   112    $    --    $    --   $    --   $    --   $    --   $    --    $    82    $    --   $    --   $     1
         15        10         --         --        --        --        --        --          8         --        --        --
    $ 11.44   $ 10.94    $    --    $    --   $    --   $    --   $    --   $    --    $  9.86    $    --   $  9.79   $  9.90
        4.6%      9.4%        --         --        --        --        --        --       (1.4%)       --      (1.1%)    (1.0%)
        0.7%       --         --         --        --        --        --        --       43.1%        --        --        --
    $    70   $    --    $   128    $   865   $   402   $    --   $    --   $    --    $   118    $   336   $   133   $    --
          7        --         13         76        37        --        --        --         12         33        14        --
    $ 10.41   $    --    $ 10.04    $ 11.38   $ 10.77   $    --   $    --   $    --    $  9.86    $ 10.07   $  9.70   $    --
        4.1%       --        0.4%       5.7%      7.7%       --        --        --       (1.4%)      3.8%     (3.0%)      --
        0.5%       --         --        1.5%      6.4%       --        --        --         --         --        --        --


                    FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    CONTRAFUND(R)--                                   EQUITY INCOME--
                     INITIAL CLASS                                     INITIAL CLASS
    -----------------------------------------------   -----------------------------------------------
     2005      2004      2003      2002      2001      2005      2004      2003      2002      2001
    -------------------------------------------------------------------------------------------------
    $   543   $   469   $   412   $   300   $   323   $ 2,172   $ 1,873   $ 1,518   $   947   $   941
         30        30        31        27        27       165       149       134       108        89
    $ 17.92   $ 15.44   $ 13.46   $ 10.55   $ 11.72   $ 13.18   $ 12.54   $ 11.32   $  8.75   $ 10.61
       16.1%     14.7%     27.6%    (10.0%)   (12.9%)     5.1%     10.8%     29.4%    (17.5%)    (5.6%)
        0.3%      0.3%      0.5%      0.8%      0.8%      1.6%      1.6%      1.4%      1.8%      1.8%
    $ 1,994   $ 1,573   $   839   $   152   $    --   $    58   $    49   $    38   $    43   $    --
        126       116        71        17        --         4         3         3         4        --
    $ 15.86   $ 13.59   $ 11.80   $  9.21   $    --   $ 15.69   $ 14.86   $ 13.35   $ 10.27   $    --
       16.6%     15.2%     28.1%     (7.9%)      --       5.6%     11.3%     30.0%      2.7%       --
        0.3%      0.7%      0.2%       --        --       1.4%      3.8%      1.9%       --        --
    $ 3,687   $   514   $    --   $    --   $    --   $ 3,577   $ 1,737   $    --   $    --   $    --
        285        46        --        --        --       311       160        --        --        --
    $ 12.95   $ 11.08   $    --   $    --   $    --   $ 11.46   $ 10.82   $    --   $    --   $    --
       16.9%     10.8%       --        --        --       5.9%      8.2%       --        --        --
        0.1%       --        --        --        --       0.8%       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                            FIDELITY(R) VIP   FIDELITY(R) VIP
                                             FREEDOM 2010      FREEDOM 2020                  FIDELITY(R) VIP
                                              PORTFOLIO--       PORTFOLIO--                     GROWTH--
                                            INITIAL SHARES    INITIAL SHARES                  INITIAL CLASS
                                            ---------------   ---------------   -----------------------------------------
                                                 2005              2005           2005       2004       2003       2002
                                            -----------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................     $     --          $     --       $     --   $     --   $     --   $     --
Units Outstanding.........................           --                --             --         --         --         --
Variable Accumulation Unit Value..........     $     --          $     --       $     --   $     --   $     --   $     --
Total Return..............................           --                --             --         --         --         --
Investment Income Ratio...................           --                --             --         --         --         --
SERIES II POLICIES (b)
Net Assets................................     $     --          $     --       $    339   $    270   $    208   $     15
Units Outstanding                                    --                --             31         26         21          2
Variable Accumulation Unit Value..........     $     --          $     --       $  10.95   $  10.38   $  10.07   $   7.60
Total Return..............................           --                --            5.5%       3.1%      32.5%     (24.0%)
Investment Income Ratio...................           --                --            0.4%       0.7%       0.1%        --
SERIES III POLICIES (c)
Net Assets................................     $    221          $     83       $  3,613   $  1,636   $     --   $     --
Units Outstanding.........................           22                 8            344        165         --         --
Variable Accumulation Unit Value..........     $  10.02          $   9.99       $  10.49   $   9.92   $     --   $     --
Total Return..............................          0.2%             (0.1%)          5.8%      (0.8%)       --         --
Investment Income Ratio...................           --                --            0.3%        --         --         --


                                                         FIDELITY(R) VIP                  FIDELITY(R) VIP
                                                           OVERSEAS--                   VALUE STRATEGIES--
                                                          INITIAL CLASS                   SERVICE CLASS 2
                                            -----------------------------------------   -------------------
                                              2005       2004       2003       2002       2005       2004
                                            ---------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding.........................        --         --         --         --         --         --
Variable Accumulation Unit Value..........  $     --   $     --   $     --   $     --   $     --   $     --
Total Return..............................        --         --         --         --         --         --
Investment Income Ratio...................        --         --         --         --         --         --
SERIES II POLICIES (b)
Net Assets................................  $    165   $     --   $     10   $      2   $     --   $     --
Units Outstanding.........................        11         --          1         --         --         --
Variable Accumulation Unit Value..........  $  14.53   $  14.40   $  13.23   $   9.25   $     --   $     --
Total Return..............................       0.9%       8.9%      43.0%      (7.5%)       --         --
Investment Income Ratio...................        --        3.2%       0.4%        --         --         --
SERIES III POLICIES (c)
Net Assets................................  $  4,129   $    705   $     --   $     --   $    129   $     27
Units Outstanding.........................       332         67         --         --         11          2
Variable Accumulation Unit Value..........  $  12.45   $  10.46   $     --   $     --   $  12.17   $  11.88
Total Return..............................      19.0%       4.6%        --         --        2.4%      18.8%
Investment Income Ratio...................       0.2%        --         --         --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                             FIDELITY(R) VIP
                 FIDELITY(R) VIP                               INVESTMENT                     FIDELITY(R) VIP
                   INDEX 500--                                GRADE BOND--                       MID-CAP--
                  INITIAL CLASS                               INITIAL CLASS                    INITIAL CLASS
    -----------------------------------------   -----------------------------------------   -------------------
      2005       2004       2003       2002       2005       2004       2003       2002       2005       2004
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --
    $  1,050   $    816   $    394   $     53   $  1,150   $    926   $    616   $    239   $    739   $    584
          75         61         33          6         95         78         54         22         42         39
    $  13.93   $  13.32   $  12.08   $   9.43   $  12.10   $  11.87   $  11.39   $  10.86   $  17.56   $  14.88
         4.6%      10.3%      28.1%      (5.7%)      1.9%       4.2%       4.9%       8.6%      18.0%      24.6%
         1.5%       2.8%       0.4%        --        3.5%      11.0%       2.4%        --         --         --
    $ 15,576   $  5,552   $     --   $     --   $  1,191   $    115   $     --   $     --   $  9,912   $  4,230
       1,381        516         --         --        113         11         --         --        721        365
    $  11.27   $  10.75   $     --   $     --   $  10.58   $  10.35   $     --   $     --   $  13.72   $  11.59
         4.8%       7.5%        --         --        2.2%       3.5%        --         --       18.3%      15.9%
         0.7%        --         --         --        0.9%        --         --         --         --         --


       FIDELITY(R) VIP
          MID-CAP--
        INITIAL CLASS
     -------------------
       2003       2002
     -------------------
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --
     $    276   $     18
           23          2
     $  11.95   $   8.64
         38.3%     (13.6%)
          0.1%        --
     $     --   $     --
           --         --
     $     --   $     --
           --         --
           --         --

                        JANUS ASPEN                            JANUS ASPEN             JANUS ASPEN
                           SERIES                                 SERIES                 SERIES
                         BALANCED--                              FORTY--            MID CAP GROWTH--
                    INSTITUTIONAL SHARES                   INSTITUTIONAL SHARES   INSTITUTIONAL SHARES
    ----------------------------------------------------   --------------------   ---------------------
      2005       2004       2003       2002       2001             2005             2005        2004
    ---------------------------------------------------------------------------------------------------
    $ 11,800   $ 11,571   $ 10,667   $  9,237   $ 10,940         $     --         $     --    $     --
         700        736        731        717        789               --               --          --
    $  16.86   $  15.73   $  14.59   $  12.89   $  13.87         $     --         $     --    $     --
         7.2%       7.8%      13.3%      (7.1%)     (5.3%)             --               --          --
         2.3%       2.3%       2.2%       2.4%       2.8%              --               --          --
    $  1,201   $    998   $    594   $    328   $     --         $     --         $     --    $     --
          97         87         56         35         --               --               --          --
    $  12.35   $  11.47   $  10.60   $   9.32   $     --         $     --         $     --    $     --
         7.7%       8.3%      13.8%      (6.8%)       --               --               --          --
         2.4%       7.8%       2.4%       8.3%        --               --               --          --
    $  1,262   $    797   $     --   $     --   $     --         $    307         $  3,388    $    638
         110         75         --         --         --               30              269          57
    $  11.47   $  10.62   $     --   $     --   $     --         $  10.24         $  12.58    $  11.20
         7.9%       6.2%        --         --         --              2.4%            12.3%       12.0%
         1.7%       3.3%        --         --         --              0.6%              --          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         JANUS ASPEN
                                                                            SERIES
                                                                      WORLDWIDE GROWTH--
                                                                     INSTITUTIONAL SHARES
                                                     ----------------------------------------------------
                                                       2005       2004       2003       2002       2001
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $    285   $    523   $    437   $    262   $    267
Units Outstanding..................................        25         48         42         31         23
Variable Accumulation Unit Value...................  $  11.39   $  10.83   $  10.41   $   8.45   $  11.43
Total Return.......................................       5.1%       4.0%      23.1%     (26.0%)    (23.0%)
Investment Income Ratio............................       1.3%       1.1%       1.1%       0.9%       0.5%
SERIES II POLICIES (b)
Net Assets.........................................  $     96   $     63   $     30   $      1   $     --
Units Outstanding..................................         9          6          3         --         --
Variable Accumulation Unit Value...................  $  10.79   $  10.21   $   9.77   $   7.90   $     --
Total Return.......................................       5.6%       4.5%      23.7%     (21.0%)       --
Investment Income Ratio............................       1.5%       3.1%       1.4%       1.5%        --
SERIES III POLICIES (c)
Net Assets.........................................  $    457   $    128   $     --   $     --   $     --
Units Outstanding..................................        44         13         --         --         --
Variable Accumulation Unit Value...................  $  10.31   $   9.74   $     --   $     --   $     --
Total Return.......................................       5.9%      (2.6%)       --         --         --
Investment Income Ratio............................       1.4%       1.4%        --         --         --

                                                           MFS(R)
                                                        NEW DISCOVERY                       MFS(R)
                                                          SERIES--                    UTILITIES SERIES--
                                                        INITIAL CLASS                    INITIAL CLASS
                                                     -------------------   -----------------------------------------
                                                       2005       2004       2005       2004       2003       2002
                                                     ---------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --         --
SERIES II POLICIES (b)
Net Assets.........................................  $     --   $     --   $      8   $     --   $    224   $    169
Units Outstanding..................................        --         --          1         --         20         21
Variable Accumulation Unit Value...................  $     --   $     --   $  12.92   $  11.75   $  11.14   $   8.21
Total Return.......................................        --         --       10.0%       5.5%      35.6%     (17.9%)
Investment Income Ratio............................        --         --         --        8.2%       2.3%       3.4%
SERIES III POLICIES (c)
Net Assets.........................................  $    596   $    315   $     15   $     --   $     --   $     --
Units Outstanding..................................        57         32          1         --         --         --
Variable Accumulation Unit Value...................  $  10.46   $   9.94   $  11.49   $     --   $     --   $     --
Total Return.......................................       5.2%      (0.6%)     14.9%        --         --         --
Investment Income Ratio............................        --         --         --         --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

       LAZARD
     RETIREMENT                    LORD ABBETT
    INTERNATIONAL                  SERIES FUND                              MFS(R) INVESTORS
       EQUITY                     MID-CAP VALUE                              TRUST SERIES--
      PORTFOLIO                     PORTFOLIO                                 INITIAL CLASS
    -------------   -----------------------------------------   -----------------------------------------
        2005          2005       2004       2003       2002       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------
      $     --      $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
            --            --         --         --         --         --         --         --         --
      $     --      $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
            --            --         --         --         --         --         --         --         --
            --            --         --         --         --         --         --         --         --
      $     --      $  1,100   $  1,026   $    345   $      9   $    176   $    169   $    109   $     47
            --            68         69         29          1         13         13          9          5
      $     --      $  16.11   $  14.92   $  12.06   $   9.69   $  13.79   $  12.88   $  11.60   $   9.52
            --           8.0%      23.7%      24.4%      (3.1%)      7.0%      11.1%      21.8%      (4.8%)
            --           0.5%       1.2%       1.5%       6.9%       0.5%       1.7%       0.5%        --
      $     26      $  8,068   $  5,014   $     --   $     --   $     --   $     --   $     --   $     --
             2           644        433         --         --         --         --         --         --
      $  10.87      $  12.53   $  11.58   $     --   $     --   $     --   $     --   $     --   $     --
           8.7%          8.2%      15.8%        --         --         --         --         --         --
           1.0%          0.5%       1.1%        --         --         --         --         --         --

      MORGAN STANLEY                         MORGAN STANLEY
            UIF                                   UIF                                         MORGAN STANLEY
     EMERGING MARKETS                       EMERGING MARKETS                                        UIF
          DEBT--                                EQUITY--                                    U.S. REAL ESTATE--
          CLASS I                               CLASS I                                           CLASS I
    -------------------   ----------------------------------------------------   -----------------------------------------
      2005       2004       2005       2004       2003       2002       2001       2005       2004       2003       2002
    ----------------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     40   $     29   $     31   $     20   $     23   $     --   $     --   $     --   $     --
          --         --          2          2          3          3          3         --         --         --         --
    $     --   $     --   $  17.03   $  12.81   $  10.48   $   7.05   $   7.80   $     --   $     --   $     --   $     --
          --         --       32.9%      22.3%      48.6%      (9.5%)     (7.0%)       --         --         --         --
          --         --        0.6%       0.7%        --         --         --         --         --         --         --
    $     64   $     --   $     86   $     --   $     --   $     --   $     --   $    594   $    952   $    658   $    221
           6         --          7         --         --         --         --         30         56         53         24
    $  11.33   $     --   $  12.17   $     --   $     --   $     --   $     --   $  19.67   $  16.85   $  12.38   $   9.03
        13.3%        --       21.7%        --         --         --         --       16.8%      36.1%      37.2%      (9.7%)
         6.2%        --        0.5%        --         --         --         --        1.0%       4.6%        --        5.0%
    $     16   $     --   $  1,428   $    481   $     --   $     --   $     --   $  2,628   $    809   $     --   $     --
           1         --         96         43         --         --         --        164         59         --         --
    $  12.15   $  10.82   $  14.91   $  11.14   $     --   $     --   $     --   $  16.01   $  13.67   $     --   $     --
        12.3%       8.2%      33.9%      11.4%        --         --         --       17.1%      36.7%        --         --
         6.6%      85.3%       0.3%        --         --         --         --        0.9%       1.9%        --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                          PIMCO LOW            PIMCO REAL            PIMCO TOTAL
                                                         DURATION--             RETURN--              RETURN--
                                                       ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE
                                                        CLASS SHARES          CLASS SHARES          CLASS SHARES
                                                     -------------------   -------------------   -------------------
                                                       2005       2004       2005       2004       2005       2004
                                                     ---------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --         --
SERIES II POLICIES (b)
Net Assets.........................................  $    228   $    152   $    137   $     78   $    217   $     --
Units Outstanding..................................        23         15         13          8         21         --
Variable Accumulation Unit Value...................  $  10.08   $  10.00   $  10.37   $  10.18   $  10.19   $     --
Total Return.......................................       0.8%        --        1.8%       1.8%       1.9%        --
Investment Income Ratio............................       2.9%       5.5%       2.9%       4.5%       3.7%        --
SERIES III POLICIES (c)
Net Assets.........................................  $     58   $     48   $  1,237   $     24   $  8,384   $  3,027
Units Outstanding..................................         6          5        119          2        790        292
Variable Accumulation Unit Value...................  $  10.11   $  10.00   $  10.40   $  10.19   $  10.60   $  10.35
Total Return.......................................       1.0%        --        2.1%       1.9%       2.5%       3.5%
Investment Income Ratio............................       1.8%       1.9%       3.1%       1.7%       3.2%       2.1%




                                                                        T. ROWE PRICE
                                                                        EQUITY INCOME
                                                                          PORTFOLIO
                                                     ----------------------------------------------------
                                                       2005       2004       2003       2002       2001
                                                     ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................  $    460   $    412   $    286   $    213   $    183
Units Outstanding..................................        32         29         23         21         16
Variable Accumulation Unit Value...................  $  14.56   $  14.11   $  12.36   $   9.92   $  11.50
Total Return.......................................       3.2%      14.1%      24.6%     (13.7%)      0.8%
Investment Income Ratio............................       1.5%       1.6%       1.6%       1.6%       1.5%
SERIES II POLICIES (b)
Net Assets.........................................  $  2,588   $  2,044   $  1,668   $    703   $     --
Units Outstanding..................................       207        170        159         84         --
Variable Accumulation Unit Value...................  $  12.48   $  12.04   $  10.50   $   8.39   $     --
Total Return.......................................       3.7%      14.6%      25.2%     (16.1%)       --
Investment Income Ratio............................       1.6%       4.5%       1.9%       2.1%        --
SERIES III POLICIES (c)
Net Assets.........................................  $  8,428   $  3,620   $     --   $     --   $     --
Units Outstanding..................................       727        325         --         --         --
Variable Accumulation Unit Value...................  $  11.59   $  11.15   $     --   $     --   $     --
Total Return.......................................       3.9%      11.5%        --         --         --
Investment Income Ratio............................       1.4%       2.6%        --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                          SCUDDER VIT                SCUDDER VIT
           ROYCE            ROYCE       EAFE(R) EQUITY                SMALL CAP                 T. ROWE PRICE
         MICRO-CAP        SMALL-CAP      INDEX FUND--                INDEX FUND--                 BLUE CHIP
         PORTFOLIO        PORTFOLIO     CLASS A SHARES              CLASS A SHARES            GROWTH PORTFOLIO
    -------------------   ---------   -------------------   ------------------------------   -------------------
      2005       2004       2005        2005       2004       2005       2004       2003       2005       2004
    ------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --    $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --          --         --         --         --         --         --         --
    $     --   $     --   $     --    $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --          --         --         --         --         --         --         --
          --         --         --          --         --         --         --         --         --         --
    $    156   $     84   $     --    $     --   $     --   $    188   $     73   $      1   $    241   $    201
          13          8         --          --         --         15          6         --         21         19
    $  12.25   $  11.01   $     --    $     --   $     --   $  12.67   $  12.18   $  10.37   $  11.25   $  10.65
        11.3%      10.1%        --          --         --        4.0%      17.5%       3.7%       5.7%       6.5%
         0.7%        --         --          --         --        0.7%       0.2%        --        0.1%       6.8%
    $    642   $    211   $    187    $     --   $      1   $  8,970   $  5,823   $     --   $  8,056   $  4,500
          52         19         18          --         --        766        519         --        694        411
    $  12.29   $  11.01   $  10.15    $     --   $  11.12   $  11.70   $  11.23   $     --   $  11.61   $  10.96
        11.6%      10.1%       1.5%         --       11.2%       4.3%      12.3%        --        5.9%       9.6%
         0.6%        --         --          --         --        0.5%       0.1%        --        0.1%       2.3%


    T. ROWE PRICE      T. ROWE PRICE                    T. ROWE PRICE
      INDEX 500        INTERNATIONAL                    LIMITED-TERM
      PORTFOLIO       STOCK PORTFOLIO                  BOND PORTFOLIO
    -------------   -------------------   -----------------------------------------
        2005          2005       2004       2005       2004       2003       2002
    -------------------------------------------------------------------------------
      $     --      $     --   $     --   $     --   $     --   $     --   $     --
            --            --         --         --         --         --         --
      $     --      $     --   $     --   $     --   $     --   $     --   $     --
            --            --         --         --         --         --         --
            --            --         --         --         --         --         --
      $     --      $    275   $    117   $     93   $    200   $    134   $     33
            --            21         10          9         19         13          3
      $     --      $  13.04   $  11.27   $  10.80   $  10.64   $  10.55   $  10.15
            --          15.7%      12.7%       1.5%       0.9%       4.0%       1.5%
            --           1.8%       9.9%       3.5%       9.2%       3.6%       4.5%
      $     24      $    375   $    251   $    325   $     63   $     --   $     --
             2            29         22         32          6         --         --
      $  10.57      $  12.96   $  11.17   $  10.23   $  10.05   $     --   $     --
           5.7%         16.0%      11.7%       1.8%       0.5%        --         --
           2.4%          1.3%       2.7%       3.0%       4.6%        --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                     T. ROWE PRICE         T. ROWE PRICE             VAN ECK
                                                      NEW AMERICA        PERSONAL STRATEGY          WORLDWIDE
                                                        GROWTH               BALANCED           ABSOLUTE RETURN--
                                                       PORTFOLIO             PORTFOLIO        INITIAL CLASS SHARES
                                                  -------------------   -------------------   ---------------------
                                                    2005       2004       2005       2004       2005        2004
                                                  -----------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --    $     --
Units Outstanding...............................        --         --         --         --         --          --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --    $     --
Total Return....................................        --         --         --         --         --          --
Investment Income Ratio.........................        --         --         --         --         --          --
SERIES II POLICIES (b)
Net Assets......................................  $     75   $     --   $     --   $     --   $     --    $     --
Units Outstanding...............................         7         --         --         --         --          --
Variable Accumulation Unit Value................  $  10.64   $     --   $     --   $     --   $     --    $     --
Total Return....................................       6.4%        --         --         --         --          --
Investment Income Ratio.........................        --         --         --         --         --          --
SERIES III POLICIES (c)
Net Assets......................................  $    449   $     49   $  7,790   $  5,185   $     75    $      9
Units Outstanding...............................        42          5        670        475          8           1
Variable Accumulation Unit Value................  $  10.79   $  10.32   $  11.62   $  10.92   $   9.93    $   9.91
Total Return....................................       4.5%       3.2%       6.4%       9.2%       0.2%       (0.9%)
Investment Income Ratio.........................        --        0.3%       1.6%       2.2%        --          --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MainStay VP Basic Value--Initial Class (formerly known as MainStay VP Dreyfus Large Company Value--Initial Class), MainStay VP Bond--Initial Class, MainStay VP Capital Appreciation--Initial Class, MainStay VP Cash Management, MainStay VP Common Stock--Initial Class, MainStay VP Convertible--Initial Class, MainStay VP Floating Rate, MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class, MainStay VP Income & Growth--Initial Class (formerly known as MainStay VP American Century Income and Growth--Initial Class), MainStay VP International Equity--Initial Class, MainStay VP Large Cap Growth--Initial Class (formerly known as MainStay VP Growth--Initial Class and MainStay VP Eagle Asset Management Growth Equity--Initial Class), MainStay VP Mid Cap Core--Initial Class, MainStay VP Mid Cap Growth--Initial Class, MainStay VP Mid Cap Value--Initial Class, MainStay VP S&P 500(R) Index--Initial Class, MainStay VP Small Cap Growth--Initial Class, MainStay VP Total Return--Initial Class, MainStay VP Value--Initial Class, A I M V.I. Real Estate--Series I Shares, Alger American Leverage AllCap--Class O Shares, Alger American Small Capitalization--Class O Shares, American Century(R) VP Value--Class II, Baron Capital Assets--Insurance Shares, Calvert Social Balanced, Davis Value Portfolio, Dreyfus IP Emerging Leaders--Initial Shares, Dreyfus IP Technology Growth--Initial Shares, Dreyfus VIF Developing Leaders--Initial Shares, Fidelity(R) VIP Contrafund(R)--Initial Class, Fidelity(R) VIP Equity-Income--Initial Class, Fidelity(R) VIP Freedom 2010--Initial Shares, Fidelity(R) VIP Freedom 2020--Initial Shares, Fidelity(R) VIP Freedom 2030--Initial Shares, Fidelity(R) VIP Growth--Initial Class, Fidelity(R) VIP Index 500--Initial Class, Fidelity(R) VIP Investment Grade Bond--Initial Class, Fidelity(R) VIP Mid Cap--Initial Class, Fidelity(R) VIP Overseas--Initial Class, Fidelity(R) VIP Value Strategies--Service Class 2, Janus Aspen Series Balanced--Institutional Shares, Janus Aspen Series Forty--Institutional Shares, Janus Aspen Series Mid Cap Growth--Institutional Shares, Janus Aspen Series Worldwide Growth--Institutional Shares, Lazard Retirement International Equity Portfolio, Lord Abbett Series Fund--Mid-Cap Value Portfolio, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, MFS(R) Utilities Series--Initial Class, Morgan Stanley UIF Emerging Markets Debt--Class I, Morgan Stanley UIF Emerging Markets Equity--Class I, Morgan Stanley UIF U.S. Real Estate--Class I, Pimco All Asset--Administrative Class Shares, Pimco Low Duration--Administrative Class Shares, Pimco Real Return--Administrative Class Shares, Pimco Total Return--Administrative Class Shares, Royce Micro-Cap Portfolio, Royce Small-Cap Portfolio, Scudder VIT Small Cap Index Fund--Class A Shares, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio--Investment Divisions, T. Rowe Price Index 500 Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio,
T. Rowe Price New America Growth Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio, and Van Eck Worldwide Absolute Return--Initial Class Shares Investment Divisions (constituting the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I) as of December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the New York Life Insurance Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2005 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2006

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2005 AND 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities, at fair value
  Available for sale........................................  $36,467   $34,527
  Trading securities........................................       13        26
Equity securities, at fair value
  Available for sale........................................       32        40
  Trading securities........................................       56        79
Mortgage loans..............................................    3,609     3,090
Policy loans................................................      599       570
Other long-term investments.................................      404       667
                                                              -------   -------
     Total investments......................................   41,180    38,999
Cash and cash equivalents...................................      422       680
Deferred policy acquisition costs...........................    2,978     2,437
Interest in annuity contracts...............................    4,005     3,712
Amounts recoverable from reinsurer..........................    6,090     5,935
Other assets................................................      754     1,351
Separate account assets.....................................   13,990    12,704
                                                              -------   -------
     Total assets...........................................  $69,419   $65,818
                                                              =======   =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES
Policyholders' account balances.............................  $38,413   $34,715
Future policy benefits......................................    1,460     1,360
Policy claims...............................................      126       151
Obligations under structured settlement agreements..........    4,005     3,712
Amounts payable to reinsurer................................    4,844     4,553
Other liabilities...........................................    2,087     4,000
Separate account liabilities................................   13,990    12,704
                                                              -------   -------
     Total liabilities......................................   64,925    61,195
                                                              -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares
  authorized, 2,500 issued and outstanding).................       25        25
Additional paid in capital..................................    1,410     1,410
Accumulated other comprehensive income......................      231       653
Retained earnings...........................................    2,828     2,535
                                                              -------   -------
     Total stockholder's equity.............................    4,494     4,623
                                                              -------   -------
     Total liabilities and stockholder's equity.............  $69,419   $65,818
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums..................................................  $  138   $   29   $    3
  Fees-universal life and annuity policies..................     366      669      603
  Net investment income.....................................   2,187    2,006    1,801
  Net investment gains/(losses).............................      --       31       (3)
  Net revenue from reinsurance..............................     276        4        7
  Other income..............................................      33       26       24
                                                              ------   ------   ------
     Total revenues.........................................   3,000    2,765    2,435
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances......   1,488    1,376    1,257
  Policyholder benefits.....................................     216      169      139
  Operating expenses........................................     865      762      664
                                                              ------   ------   ------
     Total expenses.........................................   2,569    2,307    2,060
                                                              ------   ------   ------
  Income before income taxes................................     431      458      375
  Income tax expense........................................     138      150      116
                                                              ------   ------   ------
NET INCOME..................................................  $  293   $  308   $  259
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                                             ACCUMULATED
                                                                                OTHER
                                                    ADDITIONAL              COMPREHENSIVE       TOTAL
                                          CAPITAL    PAID IN     RETAINED      INCOME       STOCKHOLDER'S
                                           STOCK     CAPITAL     EARNINGS      (LOSS)          EQUITY
                                          -------   ----------   --------   -------------   -------------
                                                                   (IN MI}LIONS)
BALANCE AT JANUARY 1, 2003..............    $25       $  910      $1,968        $ 451          $3,354
                                                                                               ------
Comprehensive income:
  Net income............................                             259                          259
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                          139             139
                                                                                               ------
  Other comprehensive income............                                                          139
                                                                                               ------
Total comprehensive income..............                                                          398
  Capital contribution..................                 500                                      500
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2003............     25        1,410       2,227          590           4,252
                                                                                               ------
Comprehensive income:
  Net income............................                             308                          308
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                           63              63
                                                                                               ------
  Other comprehensive income............                                                           63
                                                                                               ------
Total comprehensive income..............                                                          371
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2004............     25        1,410       2,535          653           4,623
                                                                                               ------
Comprehensive income:
  Net income............................                             293                          293
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                         (422)           (422)
                                                                                               ------
  Other comprehensive income............                                                         (422)
                                                                                               ------
Total comprehensive income..............                                                         (129)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2005............    $25       $1,410      $2,828        $ 231          $4,494
                                            ===       ======      ======        =====          ======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2005       2004       2003
                                                              --------   --------   --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    293   $    308   $    259
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................        62         43         35
    Net capitalization of deferred policy acquisition
      costs.................................................      (232)      (318)      (336)
    Annuity and universal life fees.........................      (375)      (338)      (296)
    Interest credited to policyholders' account balances....     1,488      1,376      1,257
    Net investment (gains) losses...........................        --        (31)         3
    Deferred income taxes...................................        16         63         17
    Amortization of deferred gains on intercompany
      reinsurance...........................................       (20)        --         --
    (Increase) decrease in:
      Net separate account assets and liabilities...........        --          3         19
      Other assets and other liabilities....................       (31)       (14)      (257)
      Reinsurance recoverables and payables.................        76        (61)         7
      Trading securities....................................        32         36         89
    Increase (decrease) in:
      Policy claims.........................................       (25)        44          4
      Future policy benefits................................       156         19        (23)
                                                              --------   --------   --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES..........     1,440      1,130        778
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities.............    17,013     21,439     22,559
    Maturity of available for sale fixed maturities.........       532        567        418
    Sale of equity securities...............................        39         25         39
    Repayment of mortgage loans.............................       459        480        776
    Sale of other investments...............................       329         34        520
  Cost of:
    Available for sale fixed maturities acquired............   (20,135)   (26,796)   (27,666)
    Equity securities acquired..............................       (10)       (17)       (19)
    Mortgage loans acquired.................................      (978)      (852)    (1,052)
    Other investments acquired..............................       (70)      (443)       (70)
  Policy loans (net)........................................       (29)        (8)        14
                                                              --------   --------   --------
         NET CASH USED IN INVESTING ACTIVITIES..............    (2,850)    (5,571)    (4,481)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits................................................     5,828      6,235      5,094
    Withdrawals.............................................    (2,981)    (2,147)    (1,715)
    Net transfers to the separate accounts..................      (254)      (458)      (258)
  (Decrease) increase in loaned securities..................      (341)      (369)       125
  Securities sold under agreements to repurchase (net)......      (867)       866       (644)
  Net (paydowns) proceeds from affiliated credit
    agreements..............................................      (233)       233         --
  Capital contribution received from parent.................        --         --        500
                                                              --------   --------   --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES..........     1,152      4,360      3,102
                                                              --------   --------   --------
Net increase (decrease) in cash and cash equivalents........      (258)       (81)      (601)
                                                              --------   --------   --------
Cash and cash equivalents, beginning of year................       680        761      1,362
                                                              --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    422   $    680   $    761
                                                              ========   ========   ========

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2005, 2004 AND 2003

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading securities are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Equity securities classified as available-for-sale, reflect unrealized gains and losses in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the Consolidated Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of depreciated cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Deferred acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions on the expected gross profits result in retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     Deferred acquisition costs for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

  SALES INDUCEMENTS

     For some Deferred Annuity products, the Company offers new policyholders a bonus equal to a specified percentage of the policyholder's deposit. The Company defers these sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other Assets on the Consolidated Balance Sheet.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the Consolidated Statement of Income. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

     Net revenue from reinsurance primarily represents the experience rated refund, the amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in
Note 9 -- Reinsurance. This reserve adjustment excludes ceded Universal Life fees and ceded Policyholder Benefits, which are included on these respective lines on the Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2005 and 2004, all separate account assets are

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

stated at fair value. Separate account liabilities at December 31, 2005 and 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, mortgage loans, cash equivalents, and short-term investments are reported in Note 2 -- Significant Accounting Policies and Note
3 -- Investments. Fair values of policyholders' account balances are reported in
Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities at January 1, 2004. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumptions used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income.

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) ("FIN 46(R)"). In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN
46), which amended certain aspects of FIN 46. For all VIEs created before December 31, 2003, the Company was required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) in 2004. At December 31, 2004, the Company held $52 million of invested assets issued by VIEs, created after December 31, 2003, and determined to be a significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

     At December 31, 2005 the Company held significant variable interests in certain VIEs. The Company's total investment in these VIEs was $182 million. These investments consist of fixed maturities (asset-backed securitizations totaling $54 million, and private placement structured notes totaling $94 million) and other long-term equity investments (equity in asset-backed securitizations totaling $32 million and limited partnership interests totaling $2 million). These VIEs did not require consolidation at January 1, 2005 or throughout the year because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for the impairment and investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. There was no material impact to net income from the adoption of FIN 46(R).

     In September 2005, the Accounting Standards Executive Committee ("ACSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-01"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97. SOP 05-01 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-01 on January 1, 2007. The Company is currently assessing the impact of SOP 05-01 on the Company's consolidated statements at the date of adoption.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005 the FASB issued Staff Position Paper ("FSP") No. 115-1 ("FSP 115-1"), which is entitled "The Meaning Of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The provisions of FSP 115-1 are effective January 1, 2006, and it is not expected to have a material impact on the Company's Consolidated Statement of Income at the date of adoption.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2005 and 2004, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                       2005                     2004
                                              ----------------------   ----------------------
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
AVAILABLE FOR SALE                              COST      FAIR VALUE     COST      FAIR VALUE
------------------                            ---------   ----------   ---------   ----------
Due in one year or less.....................   $ 1,707     $ 1,714      $   869     $   878
Due after one year through five years.......     6,849       6,850        6,238       6,436
Due after five years through ten years......    11,796      11,912       10,262      10,807
Due after ten years.........................     4,254       4,566        4,416       4,804
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.................................     1,625       1,603        1,453       1,471
  Other mortgage-backed securities..........     7,263       7,321        7,290       7,540
  Other asset-backed securities.............     2,512       2,501        2,558       2,591
                                               -------     -------      -------     -------
  TOTAL AVAILABLE FOR SALE..................   $36,006     $36,467      $33,086     $34,527
                                               =======     =======      =======     =======

     At December 31, 2005 and 2004, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                   2005
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE FOR SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,047       $ 32         $ 30       $ 2,049
U.S. agencies, state and municipal.........       545         48            2           591
Foreign governments........................       144          5           --           149
Corporate..................................    23,495        643          282        23,856
Mortgage-backed securities.................     7,263        130           72         7,321
Asset-backed securities....................     2,512         17           28         2,501
                                              -------       ----         ----       -------
  TOTAL AVAILABLE FOR SALE.................   $36,006       $875         $414       $36,467
                                              =======       ====         ====       =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2004
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE FOR SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 1,571      $   34        $  7       $ 1,598
U.S. agencies, state and municipal.........       461          36           1           496
Foreign governments........................       546          61          --           607
Corporate..................................    20,660       1,114          79        21,695
Mortgage-backed securities.................     7,290         266          16         7,540
Asset-backed securities....................     2,558          45          12         2,591
                                              -------      ------        ----       -------
  TOTAL AVAILABLE FOR SALE.................   $33,086      $1,556        $115       $34,527
                                              =======      ======        ====       =======

     At December 31, 2005 and 2004, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $141 million and $47 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled $3 million and $5 million at December 31, 2005 and 2004, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2005 and 2004, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                        UNREALIZED   UNREALIZED   ESTIMATED
                                                 COST     GAINS        LOSSES     FAIR VALUE
                                                 ----   ----------   ----------   ----------
2005...........................................  $30        $2         $  --         $32
2004...........................................  $38        $3         $   1         $40

  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2005 and 2004 was estimated to be $3,678 million and $3,264 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2005 and 2004, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $190 million and $83 million at fixed and floating interest rates ranging from 3.6% to 12.3% and from 2.7% to 7.2%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2005 and 2004, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                            2005               2004
                                                      ----------------   ----------------
                                                      CARRYING   % OF    CARRYING   % OF
                                                       VALUE     TOTAL    VALUE     TOTAL
                                                      --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings..................................   $1,094     30.3%   $1,022     33.1%
  Residential.......................................      947     26.2%      762     24.7%
  Retail facilities.................................      637     17.7%      536     17.3%
  Industrial........................................      494     13.7%      419     13.6%
  Apartment buildings...............................      344      9.5%      301      9.7%
  Other.............................................       93      2.6%       50      1.6%
                                                       ------    -----    ------    -----
     TOTAL..........................................   $3,609    100.0%   $3,090    100.0%
                                                       ======    =====    ======    =====
GEOGRAPHIC REGION:
  Pacific...........................................   $  994     27.6%   $  760     24.6%
  Central...........................................      895     24.8%      799     25.9%
  South Atlantic....................................      842     23.3%      752     24.3%
  Middle Atlantic...................................      632     17.5%      557     18.0%
  New England.......................................      245      6.8%      222      7.2%
  Other.............................................        1      0.0%       --      0.0%
                                                       ------    -----    ------    -----
     TOTAL..........................................   $3,609    100.0%   $3,090    100.0%
                                                       ======    =====    ======    =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2005 and 2004 is summarized below (in millions):

                                                              2005   2004
                                                              ----   ----
Beginning balance...........................................  $ 9    $ 5
Additions charged to operations.............................   --      4
Reduction due to sale.......................................   (3)    --
                                                              ---    ---
ENDING BALANCE..............................................  $ 6    $ 9
                                                              ===    ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2005 and 2004 were as follows (in millions):

                                                              2005   2004
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $229   $516
Collateralized third party commercial loans.................    71     68
Limited partnerships........................................    68     48
Derivatives.................................................    21     21
Real estate.................................................    11     11
Other.......................................................     4      3
                                                              ----   ----
  TOTAL OTHER LONG-TERM INVESTMENTS.........................  $404   $667
                                                              ====   ====

     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate was $5 million for both December 31, 2005 and 2004. Depreciation expense for December 31, 2005 and 2004 totaled less than $1 million. For the year ended December 31, 2003, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $70 million and $9 million at December 31, 2005 and 2004, respectively.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at both December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

                                                              2005     2004     2003
                                                             ------   ------   ------
Fixed maturities...........................................  $1,982   $1,805   $1,604
Equity securities..........................................       8        4        2
Mortgage loans.............................................     206      185      167
Policy loans...............................................      44       45       46
Other long-term investments................................      29       27       30
                                                             ------   ------   ------
  Gross investment income..................................   2,269    2,066    1,849
Investment expenses........................................     (82)     (60)     (48)
                                                             ------   ------   ------
  NET INVESTMENT INCOME....................................  $2,187   $2,006   $1,801
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2005, 2004 and 2003, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                             2005                      2004                      2003
                                    -----------------------   -----------------------   -----------------------
                                    GAINS            LOSSES   GAINS            LOSSES   GAINS            LOSSES
                                    -----            ------   -----            ------   -----            ------
Fixed maturities..................  $106             $(109)   $166             $(122)   $192             $(176)
Equity securities.................    13                (8)     13                (1)      5                (7)
Mortgage loans....................     7                (7)     --                (4)      2                (4)
Derivative instruments............     4                (8)     --               (23)      1                (4)
Other long-term investments.......     2                --       3                (1)     --               (12)
                                    ----             -----    ----             -----    ----             -----
                                    $132             $(132)   $182             $(151)   $200             $(203)
                                    ----             -----    ----             -----    ----             -----
TOTAL NET INVESTMENT GAINS
  (LOSSES)........................          $  --                      $31                       $(3)
                                            =====                      ===                       ===

     The gross gains and losses on trading securities (both fixed maturities and equity securities) amounted to $8 million and $20 million for the year ended December 31, 2005, respectively; $37 million and $19 million for the year ended December 31, 2004, respectively; and $17 million and $6 million for the year ended December 31, 2003, respectively. Trading gains and losses are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $98 million, $139 million and $180 million for the years ended December 31, 2005, 2004 and 2003, respectively; and realized losses were $82 million, $93 million and $146 million, respectively.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $15 million, $10 million and $24 million for the years ended December 31, 2005, 2004 and 2003, respectively. Related losses from other-than-temporary impairments in equity securities (included in gross investment losses on equity securities above) were $0 million for December 31, 2005 and 2004, and $7 million for December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2005 and 2004 (in millions):

                                                                  2005
                                    -----------------------------------------------------------------
                                                             GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    --------------------   -------------------   --------------------
                                     FAIR     UNREALIZED    FAIR    UNREALIZED    FAIR     UNREALIZED
                                     VALUE      LOSSES     VALUE      LOSSES      VALUE      LOSSES
                                    -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $ 1,214      $ 21      $  225      $  9      $ 1,439      $ 30
  U.S. agencies, state and
     municipal....................       89         1          16         1          105         2
  Foreign governments.............       29         *           1         *           30         *
  Corporate.......................    7,886       172       2,565       110       10,451       282
  Mortgage-backed securities......    2,959        50         535        22        3,494        72
  Asset-backed securities.........    1,197        16         340        12        1,537        28
                                    -------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   13,374       260       3,682       154       17,056       414
                                    -------      ----      ------      ----      -------      ----
EQUITIES
  Common Stock....................       --        --          --        --           --        --
  Preferred Stock.................       --        --          --        --           --        --
                                    -------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       --        --          --        --           --        --
                                    -------      ----      ------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES...................  $13,374      $260      $3,682      $154      $17,056      $414
                                    =======      ====      ======      ====      =======      ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2004
                                      ---------------------------------------------------------------
                                                              GREATER THAN 12
                                      LESS THAN 12 MONTHS         MONTHS                 TOTAL
                                      -------------------   -------------------   -------------------
                                       FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
                                      VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                      ------   ----------   ------   ----------   ------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S. Government
     corporations and agencies......  $  310      $ 3       $   74      $ 4       $  384      $  7
  U.S. agencies, state and
     municipal......................      49        *           15        1           64         1
  Foreign governments...............      16        *           --       --           16         *
  Corporate.........................   3,432       45          841       34        4,273        79
  Mortgage-backed securities........   1,028       11          125        5        1,153        16
  Asset-backed securities...........     752        6           52        6          804        12
                                      ------      ---       ------      ---       ------      ----
  TOTAL FIXED MATURITIES............   5,587       65        1,107       50        6,694       115
                                      ------      ---       ------      ---       ------      ----
EQUITIES
  Common Stock......................       1        *           --       --            1         *
  Preferred Stock...................       6        1           --       --            6         1
                                      ------      ---       ------      ---       ------      ----
  TOTAL EQUITIES....................       7        1           --       --            7         1
                                      ------      ---       ------      ---       ------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES.....................  $5,594      $66       $1,107      $50       $6,701      $116
                                      ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2005, fixed maturities represented the Company's entire total unrealized loss amount, which was comprised of approximately 2,300 different securities.

     Fixed maturity securities that were in an unrealized loss position less than twelve months at December 31, 2005, represent $260 million or 63% of the Company's total unrealized loss, and securities in an unrealized loss position greater than twelve months represent $154 million or 37% of the Company's total unrealized loss. Of the total amount of fixed maturities' unrealized losses, $355 million or 86% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $59 million or 14% of the Company's total unrealized losses. Unrealized losses on investment grade securities are principally related to changes in interest rates. The continued rise in interest rates in 2005 over 2004 levels has contributed to the decline in value of our fixed maturity investments as follows:

     U.S. Treasury and Government Corporations and Agencies. The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $30 million or 7% of the Company's unrealized losses. These were spread across 131 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $282 million or 68% of the Company's total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

corporate bonds is spread over 1,370 individual securities with varying interest rates and maturities. Corporate securities that were priced below 95% of the security's amortized cost represented $84 million or 30% of the total unrealized losses for corporate bonds. These unrealized losses are principally due to changes in interest rates and were spread across all industry sectors with no one sector experiencing a disproportionate amount of losses over other sectors. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 17% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to increases in interest rates. These losses are spread across approximately 523 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $6 million or 8% of the total unrealized losses for mortgage-backed securities. Because the decline in market value is attributable to changes in interest rates and all contractual payments remain current, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $28 million or 7% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are due to changes in interest rates. These losses are spread across approximately 280 investment grade securities. The Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net income in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $5 million or 18% of the total unrealized losses for asset-backed securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts for the years ended December 31, 2005, 2004 and 2003 are as follows (in millions):

                                                              2005    2004   2003
                                                              -----   ----   -----
Net unrealized investment gains, beginning of the year......  $ 653   $590   $ 451
                                                              -----   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising during
       the period...........................................   (578)    51     132
     Less: Reclassification adjustments for gains included
       in net income........................................     60     57      18
                                                              -----   ----   -----
     Change in net unrealized investment (losses) gains, net
       of adjustments.......................................   (638)    (6)    114
Impact of net unrealized investment (losses) gains on:
  Policyholders' account balances and future policy
     benefits...............................................    (10)    (7)     26
  Deferred policy acquisition costs.........................    201     62      (1)
  Other assets (deferred sales inducements).................     25     14      --
                                                              -----   ----   -----
Change in net unrealized investment (losses) gains..........   (422)    63     139
                                                              -----   ----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR................  $ 231   $653   $ 590
                                                              =====   ====   =====

     Net unrealized (losses) gains on investments reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax (benefit) expense of $(311) million, $27 million and $71 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense of $32 million, $31 million and $10 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax (benefit) expense of $(5) million, $(4) million and $14 million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense of $108 million, $33 million and $0 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2005 and 2004 is net of income tax expense of $13 million and $8 million, respectively.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2005 and 2004 were as follows (in millions):

                                                               2005      2004
                                                              -------   -------
Deferred annuities..........................................  $21,388   $18,840
Universal life contracts....................................   16,789    15,681
Other.......................................................      236       194
                                                              -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.....................  $38,413   $34,715
                                                              =======   =======

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities and other deposit type contracts, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2005:

PRODUCT                                       INTEREST RATE   WITHDRAWAL/SURRENDER CHARGES
-------                                       -------------   ----------------------------
Deferred annuities..........................  2.20% to 7.00%  Surrender charges 0% to 10%
                                                              for up to 10 years.
Universal life contracts....................  3.25% to 6.51%  Various up to 19 years.

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.........................  $  961   $1,021
  Other life................................................      54       46
                                                              ------   ------
       Total life insurance.................................   1,015    1,067
Individual annuities........................................     445      293
                                                              ------   ------
     TOTAL FUTURE POLICY BENEFITS...........................  $1,460   $1,360
                                                              ======   ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2005:

PRODUCT                                          MORTALITY       INTEREST RATE    ESTIMATION METHOD
-------                                          ---------       -------------    -----------------
Life insurance:                             Based upon pricing   3.80% - 7.50%   Net level premium
  Taiwan business-                          assumptions at time                  reserve taking into
  100% coinsured                            of policy issuance                   account death
                                            with provision for                   benefits, lapses
                                            adverse deviations                   and maintenance
                                            ("PAD").                             expenses with PAD.
Individual payout annuities                 Based upon pricing   4.37% - 9.50%   Present value of
                                            assumptions at time                  expected future
                                            of policy issuance                   payments at a rate
                                            with PAD.                            expected at issue
                                                                                 with PAD.

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2005 and 2004, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2005 for GMDB's and GMAB's ($ in millions):

                                                  RETURN OF NET DEPOSITS             RATCHET
                                             ---------------------------------   ---------------
                                             IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                  DEATH        SPECIFIED DATE         DEATH
                                                 (GMDB)            (GMAB)            (GMDB)
                                             ---------------   ---------------   ---------------
Account value..............................      $3,517             $839             $12,758
Net amount at risk.........................      $   32             $  2             $   332
Average attained age of contract holders...          56               --                  56

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Consolidated Balance Sheet ($ in millions):

                                           GUARANTEED MINIMUM    GUARANTEED MINIMUM
                                             DEATH BENEFIT      ACCUMULATION BENEFIT
                                                 (GMDB)                (GMAB)          TOTALS
                                           ------------------   --------------------   ------
Balance at January 1, 2005...............         $23                   $   3           $26
  Incurred guarantee benefits............          12                       6            18
  Paid guarantee benefits................          (5)                     --            (5)
                                                  ---                   -----           ---
BALANCE AT DECEMBER 31, 2005.............         $30                   $   9           $39
                                                  ===                   =====           ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 7.10% to 7.34%.

     - Volatility assumption was 15.3%.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Mortality was assumed to be a 50/50 blend of the 1994 GMDB table and the 1983 Basic 'A' table with 18 years of static projection.

     - Lapse rates vary by contract type and duration and range from 1% to 21%, with an average of 6%.

     - Discount rates ranged from 4.93% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2005
                                                              ------------------
INVESTMENT FUND OPTION:                                         GMDB       GMAB
-----------------------                                       ---------   ------
Equity......................................................   $ 7,403     $567
Fixed income................................................     2,306      132
Balanced....................................................     1,651       70
Other.......................................................     4,914       70
                                                               -------     ----
  TOTAL.....................................................   $16,274     $839
                                                               =======     ====

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2005 and 2004 are as follows (in millions):

                                                               2005      2004
                                                              -------   -------
Registered..................................................  $13,857   $12,615
Non-registered..............................................      133        89
                                                              -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.............................  $13,990   $12,704
                                                              =======   =======

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of deferred policy acquisition costs for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

                                                              2005     2004     2003
                                                             ------   ------   ------
Balance at beginning of year...............................  $2,437   $2,180   $1,781
  Reclassification due to adoption of SOP 03-01............      --     (156)      --
  Current year additions...................................     572      586      645
  Amortized during year....................................    (340)    (268)    (245)
  Adjustment for change in unrealized investment gains.....     309       95       (1)
                                                             ------   ------   ------
  BALANCE AT END OF YEAR...................................  $2,978   $2,437   $2,180
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 2 -- Significant Accounting Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Consolidated Balance Sheet.

SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                              2005   2004
                                                              ----   ----
Balance at beginning of year................................  $195   $ --
  Reclassification due to adoption of SOP 03-01.............    --    156
  Current year additions....................................    30     35
  Amortized during year.....................................   (34)   (17)
  Adjustment for change in unrealized investment gains......    39     21
                                                              ----   ----
  BALANCE AT END OF YEAR....................................  $230   $195
                                                              ====   ====

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income was as follows (in millions):

                                                              2005   2004   2003
                                                              ----   ----   ----
Current:
  Federal...................................................  $119   $ 85   $ 94
  State and local...........................................     3      2      5
                                                              ----   ----   ----
                                                               122     87     99
Deferred:
  Federal...................................................    16     63     17
                                                              ----   ----   ----
INCOME TAX EXPENSE..........................................  $138   $150   $116
                                                              ====   ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Deferred tax assets:
  Future policyholder benefits..............................  $  606   $  550
  Employee and agents benefits..............................      71       69
  Other.....................................................       9        7
                                                              ------   ------
     Gross deferred tax assets..............................     686      626
                                                              ------   ------
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     836      646
  Investments...............................................     188      528
  Other.....................................................       3        4
                                                              ------   ------
     Gross deferred tax liabilities.........................   1,027    1,178
                                                              ------   ------
       NET DEFERRED TAX LIABILITY...........................  $  341   $  552
                                                              ======   ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2005, 2004 and 2003:

                                                              2005   2004   2003
                                                              ----   ----   ----
Statutory Federal income tax rate...........................  35.0%  35.0%  35.0%
Tax exempt income...........................................  (3.8)  (1.9)  (2.8)
Other.......................................................   0.8   (0.3)  (1.2)
                                                              ----   ----   ----
EFFECTIVE TAX RATE..........................................  32.0%  32.8%  31.0%
                                                              ====   ====   ====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2005 and 2004, the Company had recorded an income tax receivable from New York Life of $18 million and $49 million, respectively, included in Other Assets on the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary,

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 64% of the reinsurance ceded to non-affiliates at December 31, 2005.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives approximated $0 million for both December 31, 2005, and December 31, 2004.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. During 2005, $20 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Fees-universal life and annuity policies ceded..............  $  387   $   --
                                                              ======   ======
Net revenue from reinsurance................................  $  266   $   --
                                                              ======   ======
Policyholders' benefits ceded...............................  $  117   $   --
                                                              ======   ======
Amounts recoverable from reinsurer..........................  $4,872   $4,779
                                                              ======   ======
Amounts payable to reinsurer................................  $4,821   $4,535
                                                              ======   ======
Other liabilities (deferred gain), net of amortization......  $  224   $  244
                                                              ======   ======

     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Consolidated Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2005    2004
                                                              ----   ------
Amounts recoverable from reinsurers.........................  $961   $1,021
Premiums ceded..............................................   127      130
Benefits ceded..............................................    69       81

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

                                                               2005     2004    2003
                                                              ------   ------   ----
Premiums:
  Direct....................................................  $  265   $  171   $174
  Assumed...................................................       1        1     --
  Ceded.....................................................    (128)    (143)  (171)
                                                              ------   ------   ----
Net premiums................................................  $  138   $   29   $  3
                                                              ======   ======   ====
Fees-universal life and annuity policies ceded..............  $  530   $  111   $ 98
                                                              ======   ======   ====
Net revenue from reinsurance................................  $  276   $    4   $  7
                                                              ======   ======   ====
Policyholders' benefits ceded...............................  $  312   $  221   $108
                                                              ======   ======   ====
Increase in ceded liabilities for future policyholder
  benefits..................................................  $   10   $    7   $  6
                                                              ======   ======   ====
Amounts recoverable from reinsurer..........................  $6,090   $5,935   $788
                                                              ======   ======   ====
Amounts payable to reinsurer................................  $4,844   $4,553   $ 16
                                                              ======   ======   ====
Other liabilities (deferred gain), net of amortization......  $  224   $  244   $ --
                                                              ======   ======   ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate and currency risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses master netting agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness, which matches the terms of the derivative with the underlying hedged item. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 149: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset will no longer offset the changes in the fair value of the derivative. The Company had no fair value hedges for the years ended December 31, 2005 and 2004.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005 and 2004, there were no net investment gains (losses) related to the ineffective portion of cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness.

     When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). The Company had no cash flow hedges of forecasted transactions for the years ended December 31, 2005 and 2004.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains and losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The notional value of cash flow hedges was $187 million and $182 million at December 31, 2005 and 2004, respectively.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                              2005   2004   2003
                                                              ----   ----   ----
Other comprehensive income balance at the beginning of the
  year......................................................  $ 8    $10    $16
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges.....................   (1)    (2)    (6)
Losses (gains) reclassified to net income...................   --     --     --
                                                              ---    ---    ---
Other comprehensive income balance at the end of the year...  $ 7    $ 8    $10
                                                              ===    ===    ===

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). There were $9 billion and $6 billion in notional value of non-qualifying hedges at December 31, 2005 and 2004, respectively. For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) in the Consolidated Statement of Income changes in fair value of $(3) million, $(22) million and $(2) million, respectively, related to derivatives that do not qualify for hedge accounting.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2005 and 2004, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2005 and 2004, $755 million and $1,082 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2005 and 2004, the Company recorded cash collateral received under these agreements of $765 million and $1,105 million, respectively, and established a corresponding liability for the same amount. The Company also holds collateral in the form of securities having a market value of $9 million and $0 million at December 31, 2005 and 2004, respectively, which is not included in the accompanying Consolidated Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments and the offsetting collateral liability reported approximates fair value. The liability reported on the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value. At December 31, 2005 and 2004, the Company had repurchase agreements totaling $154 million at an average coupon rate of 5.45% and $1,021 million at an average coupon rate of 5.04%, respectively. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents. At December 31, 2005 and 2004, the Company had no reverse repurchase agreements outstanding.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $611 million, $585 million and $559 million for the years ended December 31, 2005, 2004 and 2003, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $19 million for its share of the net periodic post-retirement benefits expense in 2005 ($30 million and $27 million in 2004 and 2003, respectively) and an expense of $(2) million in 2005 ($1 million in 2004 and $(2) million in 2003) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2005, 2004 and 2003, the total cost for these services amounted to $37 million, $31 million and $23 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2005, 2004 and 2003 of $13 million, $11 million, and $9 million, respectively.

     At December 31, 2005 and 2004, the Company had a net liability of $194 million and $202 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2005 and 2004, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,005 million and $3,712 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2005 and 2004, the amount of outstanding reserves on these contracts included in future policy benefits was $182 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $86 million, $94 million and $89 million, for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2005 and December 31, 2004.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. During 2005, the credit facility was not used, no interest was paid and no outstanding balance was due. There was no interest expense for 2005 and the interest expense for 2004 and 2003 was less than $1 million.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2005, there was no outstanding balance due to New York Life Capital Corporation. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2005 and 2004 was $2 million and less than $1 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2005 and 2004, the Company had recorded a receivable from MCF, included in other assets of $5 million for both years. The Company received interest payments from MCF of less than $1 million and $2 million for the years ended December 31, 2005 and 2004, respectively.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $17 million, $15 million and $15 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2005 and 2004, the Company recorded liabilities of approximately $1,968 million and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$1,798 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2005 and 2004, policyholders' account balances and separate account liabilities related to these policies aggregated $274 million and $267 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2005 and 2004, the Company recorded commission and fee expense to NYLINK agents of $6 million and $7 million, respectively.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $85 million, $98 million and $173 million during 2005, 2004 and 2003, respectively.

     Total interest paid was $19 million, $10 million and $10 million during 2005, 2004 and 2003, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2005 and 2004, statutory stockholder's equity was $2,157 million and $2,009 million, respectively. Statutory net income for the years ended December 31, 2005, 2004 and 2003 was $231 million, $224 million and $20 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2005 and 2004. As of December 31, 2005, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $722 million. The maximum amount of dividends that may be paid in 2006 without prior approval is $229 million.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP
New York, NY
March 15, 2006

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5) to Registrant's Initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2) Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3) Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4) Modification of Policy Provisions Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant's Post-Effective Amendment No. 1 on Form S-6 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5) Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (5)(d) to Registrant's Post-Effective Amendment No. 1 on Form N-1 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6) Alternative Cash Surrender Value Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7) Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(d)(8) Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9) Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10) Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(d)(11) Alternative Cash Surrender Value Benefit endorsement (8692-05) to Policy 300-43 -- filed herewith.

(d)(12) Modification of Policy Provisions endorsement (8784-05) to Policy 300-43 -- filed herewith.

(d)(13) Modification of Policy Provisions endorsement (8793-05) to Policy 301-43 -- filed herewith.

(e)              Applications.

(e)(1) Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10) to Registrant's initial registration statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No.6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
                 No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

               Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
               No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
               7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)        Form of Substitution Agreement among NYLIAC, MainStay
               Management LLC, and New York Life Investment Management
               LLC - Previously filed in accordance with Regulation S-T, 17 CFR
               232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
               (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(14) Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co.; Lord Abbett Distributor LLC; and NYLIAC - Previously filed in accordance with Regulation S-T,
               17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant's Post-Effective Amendment No. 2 to the registration statement on Form-N-6 (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(15) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(16) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(17) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No.9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(18) Form of Participation agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Seperate Account-I (File No. 333-57210), filed 6/24/04 and incorporated herein by reference.

(h)(19) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.


(h)(20) Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.



(h)(21) Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.



(h)(22) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.


(h)(23) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


(i)            Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)         Service Agreement between American Century Investment
               Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9) Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10) Service Agreement between Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No.3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12) Distribution and Servicing Agreement between Lazard Retirement Series, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.


(i)(15) Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.



(i)(16) Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.






(i)(17) Service Agreement by and between Davis Variable Account Fund, Inc., and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.



(i)(18) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.



(i)(19) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20) Administrative and Shareholder Services Letter of Agreement dated January 15, 1998 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed September 13, 2005 and incorporated herein by reference.



(j)            Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

               Jay S. Calhoun, Vice President, Treasurer and Director
                 (Principal Financial Officer)
               Richard M. Kernan, Jr., Director
               Robert D. Rock, Senior Vice President and Director
               Frederick J. Sievert, President and Director (Principal
                 Executive Officer)
               Stephen N. Steinig, Senior Vice President, Chief Actuary and
                 Director
               Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
               Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

               George J. Trapp, Director
               Frank M. Boccio, Director
               Phillip J. Hildebrand, Director
               Michael G. Gallo, Director
               Solomon Goldfinger, Director
               Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
               (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j)(9) Power of Attorney for Michael E. Sproule, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(j)(11) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.

(j)(12) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(10)(m) to Post-Effective Amendment No.25 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 02-86083), filed 4/5/04 and incorporated herein by reference.

(j)(13) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 5/25/04 and incorporated herein by reference.

                 Frank M. Boccio        Director
                 Carmela Condon         Vice President and Controller (Principal
                                        Accounting Officer)
                 Michael G. Gallo       Director
                 Solomon Goldfinger     Director and Chief Financial Officer
                 Phillip J. Hildebrand  Director
                 Theodore A. Mathas     Director
                 John R. Meyer          Director
                 Paul B. Morris         Director
                 Anna F. Pollack        Director
                 Robert D. Rock         Director
                 Frederick J. Sievert   Director and President (Principal
                                        Executive Officer)
                 Michael E. Sproule     Director
                 Seymour Sternberg      Director

(j)(14) Power of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC MFA Seperate Account-I (File No. 02-86083), filed 2/9/05 and incorporated by reference


(j)(15) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(15) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.


                 Scott Berlin           Director
                 Frank M. Boccio        Director
                 Michael G. Gallo       Director
                 Solomon Goldfinger     Director and Chief Financial Officer
                 Phillip J. Hildebrand  Director
                 Theodore A. Mathas     Director
                 John R. Meyer          Director
                 Paul B. Morris         Director
                 Anna F. Pollack        Director
                 Robert D. Rock         Director
                 Angelo J. Scialabba    Vice President and Controller (Principal
                                        Accounting Officer)
                 Frederick J. Sievert   Director and President (Principal
                                        Executive Officer)
                 Michael E. Sproule     Director
                 Seymour Sternberg      Director


(j)(16) Power of Attorney for Joel M. Steinberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (j)(16) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life separate Account - I (File No. 333-79309), filed 12/23/05 and incorporated herein by reference.


(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.


(l)              Actuarial Opinion.

                 Opinion and consent of Mei-Erh Chen, Associate Actuary-Filed herewith.

                 Not applicable.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.


(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 On the commencement of operations of each of the MainStay VP Mid Cap Core, the MainStay VP Mid Cap Growth and the MainStay VP Small Cap Growth Investment Divisions, NYLIAC infused the corresponding Portfolios of each of these Investment Divisions with seed capital of $5 million each.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post- Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:                                          Title:
-----                                          ------
Scott L. Berlin                                Director and Senior Vice President in Charge of Individual Life
Frank M. Boccio                                Director and Senior Vice President
Michael Gallo                                  Director and Senior Vice President
Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
Phillip J. Hildebrand                          Director and Executive Vice President
Theodore A. Mathas                             Director and Executive Vice President
John R. Meyer                                  Director and Senior Vice President in Charge of Individual Annuity
Anne F. Pollack                                Director and Senior Vice President
Robert D. Rock                                 Director, Senior Vice President and Chief Investment Officer
Frederick J. Sievert                           Director and President
Michael E. Sproule                             Director
Joel M. Steinberg                              Director, Senior Vice President and Chief Actuary
Seymour Sternberg                              Director
Gary E. Wendlandt                              Executive Vice President
Jay S. Calhoun                                 Senior Vice President and Treasurer
Judith E. Campbell                             Senior Vice President and Chief Information Officer
John A. Cullen                                 Senior Vice President
Thomas F. English                              Senior Vice President and General Counsel
Melvin J. Feinberg                             Senior Vice President
Robert J. Hebron                               Senior Vice President
Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
Gary J. Miller                                 Senior Vice President
Michael M. Oleske                              Senior Vice President and Tax Counsel
Frank J. Ollari                                Senior Vice President
Paul Pasteris                                  Senior Vice President in charge of Retirement Income
Eric Rubin                                     Senior Vice President
Richard C. Schwartz                            Senior Vice President and Senior Investment Manager for
                                               Derivative Securities
Stephen N. Steinig                             Senior Vice President and Actuary
Mark W. Talgo                                  Senior Vice President
Sara Badler                                    First Vice President and Deputy General Counsel
Patricia Barbari                               First Vice President
David W. Bott                                  First Vice President
Micheal J. Oliviero                            First Vice President - Tax
Gary W. Scofield                               First Vice Vice President and Deputy Chief Actuary
John M. Swenson                                First Vice President
Thomas J. Troeller                             First Vice President and Actuary
David Bangs                                    Vice President
Joseph Bennett                                 Vice President
Stephen A. Bloom                               Vice President and Chief Underwriter
David Boyle                                    Vice President
William J. Burns                               Vice President
William Cheng                                  Vice President
Paul K. Cunningham                             Vice President
Karen Dann                                     Vice President
Kathleen A. Donnelly                           Vice President
Jonathan Feinstein                             Vice President
Edward Fitzgerald                              Vice President
Joseph Hynes                                   Vice President
Robert Hynes                                   Vice President
Minas C. Joannides, M.D.                       Vice President and Medical Director
Mario Lazzaro                                  Vice President
Richard B. Leber                               Vice President and Assistant Secretary
Parkin Lee                                     Vice President and Assistant Secretary
Edward Linder                                  Vice President
Anthony Malloy                                 Vice President
Catherine A. Marrion                           Vice President and Secretary
Daniel J. McKillop                             Vice President
Corey B. Multer                                Vice President
Jacqueline O' Leary                            Vice President
Robert J. Polilli                              Vice President and Actuary
Linda M. Reimer                                Vice President and Associate General Counsel
Andrew N. Reiss                                Vice President and National Sales Manager
Dorothea Rodd                                  Vice President
Janis C. Rubin                                 Vice President
Angelo J. Scialabba                            Vice President and Controller
Irwin Silber                                   Vice President and Actuary
Georgene Sfraga Panza                          Vice President
Kevin Smith                                    Vice President
Richard M. Walsh                               Vice President
Julia Warren                                   Vice President
Elaine Williams                                Vice President
Robert Ziegler                                 Vice President
Richard W. Zuccaro                             Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

     Tribeca Holdings II LLC                                           Delaware

     Bluewater Holdings II LLC                                         Delaware

     Gramercy Holdings II LLC                                          Delaware

     Pacific Square Investments LLC                                    Delaware

NYLIFE LLC                                                             Delaware
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities Inc.                                                New York
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         NYLIM Mezzanine GenPar Partners GP, LLC                       Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        Siam Commercial New York Life Insurance Public Company         Thailand                47.33%
        Limited (4)
        NYL Data Center Limited                                        Thailand                99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware

ITEM 29.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $200 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Names of Directors and Officers     Positions and Offices with Underwriter
     -------------------------------     --------------------------------------
     Scott L. Berlin                                 Manager and Executive Vice President - Non-COLI
                                                         Variable Life Distribution
     Robert E. Brady                                 Manager and Managing Director - Operations
     Brian A. Murdock                                Chairman and President
     Christopher O. Blunt                            Manager and Executive Vice President -
                                                         NYLIM Product Distribution
     Robert J. Hebron                                Manager and Executive Vice President -
                                                         COLI Distribution
     John R. Meyer                                   Manager and Executive Vice President -
                                                         Variable Annuity and Agency Mutual Funds
                                                         Distribution
     William F. Gibson                               Senior Managing Director and Chief
                                                         Financial Officer
     Barbara McInerney                               Senior Managing Director - Compliance
     Thomas A. Clough                                Managing Director - Retirement Services
     Stephen P. Fisher                               Senior Managing Director - NYLIM Products Marketing
     Mark A. Gomez                                   Managing Director and Chief Compliance Officer
     Joseph J. Henehan                               Managing Director - Retirement Services
     Julia D. Holland                                Managing Director - SMA Distribution
     Alison H. Micucci                               Managing Director - Compliance
     Marguerite E.H. Morrison                        Managing Director and Secretary
     Beverly J. Moore                                Managing Director - Marketing Communications
     Gary M. O'Neill                                 Managing Director - Agency Distribution
     Wendy Fishler                                   Managing Director - National Accounts
     Edward P. Linder                                Managing Director, Variable Annuity and
                                                         Agency Mutual Funds Distribution
     Stanley Metheney                                Vice President - Compliance
     Richard W. Zuccaro                              Vice President - Tax
     Albert Leier                                    Vice President - Financial Operations
                                                         and Treasurer
     David F. Boyle                                  Vice President - COLI Wholesaling
     Philip E. Caminiti                              Vice President, Mutual Funds, Sales Desk -
                                                         Outside Broker/Dealer Distribution
     Michael D. Coffey                               Vice President, Mutual Funds - Outside
                                                         Broker/Dealer Distribution
     Karen E. Dann                                   Vice President, Variable Annuity Key
                                                         Accounts - Bank Distribution
     Philip L. Gazzo                                 Vice President, Mutual Funds - Outside
                                                         Broker/Dealer Distribution
     Mark L. Gudelski                                Vice President - National Accounts
     Robert F. Meredith                              Vice President, Variable Annuity and
                                                         Mutual Funds Wholesaling - Agency Distribution
     John J. Ogara                                   Vice President, Variable Life Wholesaling -
                                                         Agency Distribution
     Christopher V. Parisi                           Vice President, Outside Broker/Dealer Distribution
     Andrew N. Reiss                                 Vice President, Variable Annuity Wholesaling -
                                                         Bank Distribution
     Jennifer D. Tarsney                             Vice President, National Accounts
     James R. Vavra                                  Vice President, Non-COLI Variable Life
                                                         Wholesaling - Outside Distribution
     Marianna Wekow                                  Vice President, National Accounts

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-



ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.


      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.



ITEM 32.          MANAGEMENT SERVICES.


                  Not applicable.



ITEM 33.          FEE REPRESENTATION.




      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec VUL Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned,thereunto duly authorized, in the City and State of New York on this 19th day of April, 2006.


                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     John R. Meyer*                 Director



     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Angelo J. Scialabba*           Vice President and Controller (Principal
                                    Accounting Officer)

     Frederick J. Sievert*          Director and President (Principal
                                    Executive Officer)



     Michael E. Sproule*            Director

     Seymour Sternberg*             Director


 By:  /s/ Robert J. Hebron
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      April 19, 2006



* Pursuant to Powers of Attorney filed herewith.

                                       EXHIBIT INDEX
Exhibit
Number                                  Description

(d)(11) NYLIAC Alternative Cash Surrender Value Benefit endorsement

(d)(12) NYLIAC Modification of Policy Provisions endorsement (Provisions 9.2 and 9.3)

(d)(13) NYLIAC Modification of Policy Provisions endorsement (Provisions 6.2,7.3,7.4 and 8.2)

(k)                   Opinion and Consent of Thomas F. English, Esq.

(l)                   Opinion and Consent of Mei-Erh Chen Associate Actuary

(n)(1)                Consent of PricewaterhouseCoopers LLP